As filed with the Securities and Exchange Commission on May 1, 2006

1933 Act Registration No. 033-48940

1940 Act Registration No. 811-06722

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 34

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 34

FORWARD FUNDS

(Exact Name of Registrant as Specified in Charter)

433 California Street, 11th Floor

San Francisco, California 94104

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-999-6809

J. ALAN REID, JR.

Forward Funds

433 California Street, 11th Floor

San Francisco, California 94104

(Name and address of agent for service of process)

COPIES TO:

ROBERT W. HELM

Dechert LLP

1775 “I” Street, N.W.

Washington, D.C. 2006

(Name and address of agent for service of process)

It is proposed that this filing will become effective:

Immediately upon filing pursuant to paragraph (b)

☒	On May 1, 2006 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On pursuant to paragraph (a)(1)

On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

P R O S P E C T U S

INVESTOR AND
INSTITUTIONAL CLASS

May 1, 2006

International
Forward Global Emerging Markets Fund
Forward International Equity Fund
Forward International Small Companies Fund

Small and Mini Cap
Forward Hoover Small Cap Equity Fund
Forward Hoover Mini-Cap Fund
Forward Legato Fund

Real Estate

Forward Uniplan Real Estate Investment Fund

Forward Sustainable
Sierra Club Equity Income Fund
Sierra Club Stock Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

The Forward Funds, like any other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers three other portfolios and Class A and Class C shares of certain of the Forward Funds by separate prospectus, which is available upon request.

Performance History	33
Fund Fees and Expenses	34
SIERRA CLUB EQUITY INCOME FUND
Objective	36
Principal Investment Strategy	36
What are the Principal Risks of Investing in the Sierra Club Equity Income Fund?	37
Performance History	39
Fund Fees and Expenses	41
SIERRA CLUB STOCK FUND
Objective	43
Principal Investment Strategy	43
What are the Principal Risks of Investing in the Sierra Club Stock Fund?	44
Performance History	45
Fund Fees and Expenses	47
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	49
ADDITIONAL INVESTMENT STRATEGIES - SIERRA CLUB FUNDS	51
MANAGEMENT OF THE FUNDS	53
Investment Advisor	53
Sub-Advisors	55
Hiring Sub-Advisors without Shareholder Approval	61
VALUATION OF SHARES	62
PURCHASING SHARES	64
How to Buy Shares	64
Exchange Privilege	65
Pricing of Fund Shares	66
Customer Identification Program	66
eDelivery	67
Other Information	67
REDEEMING SHARES	68
Short-Term Redemption Fee	68
How to Redeem Shares	68
Payments of Redemption Proceeds	69
POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS	71
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS	72
DIVIDENDS AND TAXES	73
Federal Taxes	73
Investment in Real Estate Investment Trusts	74
PORTFOLIO HOLDINGS DISCLOSURE	75
GENERAL INFORMATION	75
FINANCIAL HIGHLIGHTS	76

FORWARD GLOBAL EMERGING MARKETS FUND

Objective

The Forward Global Emerging Markets Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing Primarily in Equity Securities of Companies in Emerging Market Countries

The Forward Global Emerging Markets Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings, if any, in the equity securities of emerging market countries. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund normally invests in at least fifteen but not fewer than eight emerging market countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks. The Fund may invest in securities of any market capitalization.

Emerging market countries are those identified as developing or emerging countries by the World Bank, International Finance Corporation or United Nations or countries not listed in the Morgan Stanley Capital International World Index. Currently, emerging market countries may include those in Latin America, Southeast Asia, Africa, Eastern Europe and the Middle East.

Emerging market stocks means equity securities:

•      that are traded primarily in an emerging market country; or

•      of companies that derive 50% or more of total revenue from goods or services produced or sold in emerging market countries; or

•      of companies organized and with a principal office in an emerging market country.

In allocating the Fund’s assets among emerging market countries, the sub-advisor uses a proprietary database to screen for countries that meet the following standards:

•      Suitable safe custody of assets and freedom of capital movement;

•      A higher than average number of undervalued stocks when comparing the companies against their benchmark values;

•      A favorable domestic liquidity environment;

•      A reasonably liquid and diverse stock market;

•      A good or improving fiscal balance; and

•      An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual emerging market stocks, the sub-advisor looks for companies with one or more of the following:

•      Current or potential high and stable cash generation;

•      Strong, liquid balance sheets;

•      Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The sub-advisor will also consider the debt of a company;

•      A high free cash flow relative to the stock price; and

•      In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

What are the Principal Risks of Investing in the Forward Global Emerging Markets Fund?

As with any mutual fund investment, an investment in the Forward Global Emerging Markets Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Global Emerging Markets Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Global Emerging Markets Fund.

•      Emerging Market Stocks and Foreign Securities

Emerging market stocks and foreign securities may offer greater investment value, but they may present greater investment risks than investing in the securities of U.S. companies. These risks include greater likelihood of economic, political or social instability, currency fluctuations, less liquid and more volatile stock markets, the contagious effect of market or economic setbacks in one country on another emerging market country, possible governmental restrictions on currency conversions or trading, difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets, a lack of government regulation and different legal systems, immature economic structures, less regulated trading environments and the availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

Performance History

The bar chart below shows the annual total return for the Institutional Class shares of the Forward Global Emerging Markets Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

Investor Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 15, 2004. Performance figures shown below for periods prior to September 15, 2004 represent performance of the Institutional Class of Pictet Global Emerging Markets Fund.

1996	8.32%
1997	(11.29)%
1998	(23.22)%
1999	63.73%
2000	(36.98)%
2001	(0.68)%
2002	0.60%
2003	72.72%
2004	22.26%
2005	34.79%

Best Quarter— June 30, 1999	35.70%
Worst Quarter — June 30 1998	-24.97%

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Forward Global Emerging Markets Fund Institutional Class(1)
Return Before Taxes	34.79%	23.25%	8.02%	7.32%
Return After Taxes on Distributions(2)	35.75%	23.20%	7.89%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares(2)	24.31%	20.86%	7.08%	6.43%
MSCI Emerging Markets Index(3)	34.54%	20.56%	7.94%	7.42%
Forward Global Emerging Markets Fund Investor Class(4)
Return Before Taxes	34.36%	N/A	N/A	45.87%
MSCI Emerging Markets Index(3)	34.54%	N/A	N/A	45.60%

(1)   The Fund began offering Institutional Class shares on October 4, 1995.

(2)   After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for other classes will vary.

(3)   The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)   The Fund began offering Investor Class shares on April 9, 2003.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Global Emerging Markets Fund. There is no guarantee that the Fund will achieve its objective.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.25%	1.25%
Distribution (12b-1) Fees(1)	0.25%	N/A
Other Expenses(2)	1.53%	1.54%
Total Annual Fund Operating Expenses(3)	3.03%	2.79%
Fee Waiver(4)	-1.34%	-1.40%
Net Expenses	1.69%	1.39%

*          This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)        The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution fees.

(2)        Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.

(3)        If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.85% for Investor Class and 1.52% for Institutional Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)        The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69% and 1.39%, respectively. For the three years following the date on which the expense was incurred the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Global Emerging Markets Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$172	$142
3 Years	$810	$732
5 Years	$1,473	$1,349
10 Years	$3,247	$3,013

FORWARD INTERNATIONAL EQUITY FUND

Objective

The Forward International Equity Fund seeks to achieve high total return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy – Investing in International Equity Securities

The Forward International Equity Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings, if any, in the equity securities (depositary receipts, common and preferred stock and securities convertible into common or preferred stock) of companies organized or located outside of the United States. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. Even though some portfolio companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund normally will invest its assets among countries throughout the world including countries considered to be emerging market countries. The Fund will not invest more than 25% of its assets in emerging market companies. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

The Fund invests a substantial amount of its assets in foreign investments which are denominated in other currencies besides the U.S. dollar and can be affected by fluctuations in exchange rates.

For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund “locks in” an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

The Fund’s sub-advisor seeks to apply a highly disciplined, coherent and clearly defined approach to investment and construction of the Fund’s portfolio, and a style that is neither uniquely growth nor value as the sub-advisor believes that neither growth nor value characteristics alone are sufficient to analyze all companies at all times. The sub-advisor also seeks to invest in companies that are believed to be reasonably priced and to have good prospects for growth, and in securities the portfolio managers believe have the potential to outperform the Fund’s benchmark index. When considering stocks, the sub-advisor seeks to draw on its internal resources to assess industry dynamics, business franchise/management strategy, financial analysis and valuation.

What are the Principal Risks of Investing in the Forward International Equity Fund?

As with any mutual fund investment, an investment in the Forward International Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

•      Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

•      Common Stocks

The Forward International Equity Fund invests primarily in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. The Fund’s sub-advisor follows a style of management focused on growth at a price believed reasonable based upon such factors as price-to-earnings valuations given varying growth rates or anticipated growth rates. If the market does not come to share the sub-advisor’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or international stock indices.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

Performance History

The bar chart on the next page shows the annual total return of the Forward International Equity Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund and the Fund was managed by different sub-advisors. On September 1, 2005, Pictet Asset Management Limited replaced Hansberger Global Investors, Inc. as the sub-advisor of the Fund. Performance figures shown below for periods before September 1, 2005 represent performance of the prior sub-advisors to the Fund.

1999	25.15%
2000	(12.56)%
2001	(20.94)%
2002	(14.75)%
2003	37.76%
2004	13.00%
2005	17.50%

Best Quarter – June 30, 2003	19.55%
Worst Quarter – September 30, 2002	-21.19%

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Forward International Equity Fund(1)
Return Before Taxes	17.50%	4.28%	6.02%
Return After Taxes on Distributions(2)	17.48%	4.27%	5.92%
Return After Taxes on Distributions and Sale of Fund Shares(2)	11.38%	3.68%	5.17%
MSCI All Country World Index ex-USA(3)	13.89%	4.08%	6.49%

(1)        Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(2)        After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)        The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Equity Fund.

Shareholder Fees

As an investor in Investor Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class
Management Fee	0.85%
Distribution (12b-1) Fees(1)	0.25%
Other Expenses(2)	1.12%
Total Annual Fund Operating Expenses(3)	2.22%
Fee Waiver(4)	-0.93%
Net Expenses	1.29%

*          The fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)        The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class shares may be used to pay distribution expenses.

(2)        Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average net assets attributable to the Investor Class shares may be used to pay shareholder servicing fees.

(3)        If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.86% for Investor Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)        The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.29%. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the costs of investing in the Forward International Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$131
3 Years	$605
5 Years	$1,104
10 Years	$2,478

FORWARD INTERNATIONAL SMALL COMPANIES FUND

Objective

The Forward International Small Companies Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations Located Outside the United States

The Forward International Small Companies Fund invests at least 80% of its net assets plus borrowings, if any, in equity securities of companies with small market capitalizations located outside the United States. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its assets in medium and large capitalization companies. The Fund normally will invest its assets among countries throughout the world including countries considered to be emerging market countries.

For the Fund, equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund considers companies to be small cap companies if they are in the same size range as the bottom 90% of the universe of companies listed in developed countries outside the U.S. when these companies are ranked by market capitalization. These small cap companies usually have individual market capitalizations of $3 billion or less, but may be larger.

The Fund’s sub-advisor uses a “bottom-up” approach to try to identify companies with outstanding investment potential. The objective is to identify approximately 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

•      Research short list

•      Primary research

•      Stock selection

The Fund’s sub-advisor screens more than 8,000 companies to obtain a list of candidates for the next stage using screening parameters and other inputs. The sub-advisor uses both an absolute measure of value, based on returns to equity investors, and a relative measure, based on return on capital employed.

At the primary research stage, the sub-advisor conducts a detailed review of the investment candidate. Topics covered include strategy, operations, internal controls and management. The sub-advisor also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, at the stock selection stage, the sub-advisor constructs the portfolio using a team approach. The Fund’s exposure is monitored at the regional, sector and stock level.

What are the Principal Risks of Investing in the Forward International Small Companies Fund?

As with any mutual fund investment, an investment in the Forward International Small Companies Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the

Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

•      Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

Performance History

The bar chart below shows the annual total return for the Institutional Class shares of the Forward International Small Companies Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

Investor Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional Classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures shown below for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

1997	(7.68)%
1998	5.35%
1999	86.45%
2000	6.56%
2001	(27.95)%
2002	(11.87)%
2003	61.95%
2004	25.99%
2005	26.81%

Best Quarter – December 31, 1999	44.70%
Worst Quarter – September 30,2001	-19.40%

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Forward International Small Companies Fund Institutional Class(1)
Return Before Taxes	26.81%	10.44%	12.70%
Return After Taxes on Distributions(2)	24.73%	8.89%	10.34%
Return After Taxes on Distributions and Sale of Fund Shares(2)	18.46%	9.94%	9.71%
HSBC World Excluding U.S. Smaller Companies Index (with dividends reinvested)(3)	18.52%	N/A	24.42
HSBC World Excluding U.S. Smaller Companies Index (without dividends reinvested)(3)	21.33%	N/A	N/A
Forward International Small Companies Fund Investor Class(4)
Return Before Taxes	26.57%	N/A	24.08%
HSBC World Excluding U.S. Smaller Companies Index (with dividends reinvested)(3)	18.52%	N/A	24.42%
HSBC World Excluding U.S. Smaller Companies Index (without dividends reinvested)(3)	21.33%	N/A	N/A

(1)        The Fund began offering Institutional Class shares on February 7, 1996.

(2)        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Class shares. After-tax returns for other classes will vary.

(3)        The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. Before October 1, 2005, the Fund’s primary benchmark was the HSBC World Excluding U.S. Smaller Companies Index (not adjusted to reflect the reinvestment of dividends). As of October 1, 2005, the Fund changed its primary benchmark to the HSBC World Excluding U.S. Smaller Companies Index (adjusted to reflect the reinvestment of dividends). This index launched in October 2002 and is expected to be a better benchmark of the Fund’s performance. Investors cannot invest directly in the index. The index figures do not reflect any deductions for fees, expenses or taxes.

(4)        The Fund began offering Investor Class shares on March 5, 2002.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Small Companies Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees(1)	0.25%	N/A
Other Expenses(2)	0.59%	0.46%
Total Annual Fund Operating Expenses(3)	1.84%	1.46%
Fee Waiver(4)	-0.28%	-0.20%
Net Expenses	1.56%	1.26%

*          This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)        The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.

(2)        Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.

(3)        If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.61% for Investor Class and 1.26% for Institutional Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)        The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.56% and 1.26%, respectively. For the three years following the date on which the expense was incurred the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

These Examples are intended to help you compare the costs of investing in the Forward International Small Companies Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$159	$128
3 Years	$551	$442
5 Years	$969	$778
10 Years	$2,133	$1,727

FORWARD HOOVER SMALL CAP EQUITY FUND

Objective

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings, if any, in the equity securities of small capitalization companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund currently intends that the market capitalization of these companies shall be no larger than $2 billion at the time of initial purchase. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

The Fund may also invest up to 20% of its assets in foreign investments and up to 5% of its assets in securities in emerging markets. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets. Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund’s sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments.

What are the Principal Risks of Investing in the Forward Hoover Small Cap Equity Fund?

As with any mutual fund investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Forward Hoover Small Cap Equity Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•              Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•      Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

Performance History

The bar chart below shows the annual total return of the Investor Class shares of the Forward Hoover Small Cap Equity Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

1999	7.03%
2000	17.88%
2001	4.27%
2002	(18.47)%
2003	36.49%
2004	22.77%
2005	9.63%

Best Quarter – December 31, 2001	22.07%
Worst Quarter – September 30, 2002	-17.88%

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Forward Hoover Small Cap Equity Fund Investor Class(1)
Return Before Taxes	9.63%	9.32%	11.80%
Return After Taxes on Distributions(2)	8.68%	8.82%	11.42%
Return After Taxes on Distributions and Sale of Fund Shares(2)	6.87%	8.02%	10.38%
Russell 2000 Index (3)	4.55%	8.22%	10.25%
Forward Hoover Small Cap Equity Fund Institutional Class(4)
Return Before Taxes	10.08%	N/A	13.96%
Russell 2000 Index(3)	4.55%	N/A	12.30%

(1)        The Fund began offering Investor Class shares on October 1, 1998.

(2)        After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are presented for Investor Class shares. After-tax returns for other classes will vary.

(3)        The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)        The Fund began offering Institutional Class shares on June 6, 2002.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.04%	1.04%
Distribution (12b-1) Fees(1)	0.25%	N/A
Other Expenses(2)	0.64%	0.61%
Total Annual Fund Operating Expenses(3)	1.93%	1.65%
Fee Waiver(4)	-0.24%	-0.31%
Net Expenses	1.69%	1.34%

*          This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)        The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.

(2)        Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.

(3)        If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.66% for Investor Class and 1.31% for Institutional Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)        The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69% and 1.34%, respectively. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$172	$136
3 Years	$583	$490
5 Years	$1,019	$867
10 Years	$2,231	$1,926

FORWARD HOOVER MINI-CAP FUND

Objective

The Forward Hoover Mini-Cap Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $1 Billion

The Forward Hoover Mini-Cap Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings, if any, in the common stock of companies with market capitalization no larger than $1 billion at the time of initial purchase. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The sub-advisor is not required to sell a stock for which the market capitalization exceeds $1 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may invest up to 20% of its assets in foreign investments and may invest up to 5% of its assets in securities of emerging markets. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund’s sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments.

What are the Principal Risks of Investing in the Forward Hoover Mini-Cap Fund?

As with any mutual fund investment, an investment in the Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

Performance History

The bar chart on the next page shows the annual total return of the Investor Class shares of the Forward Hoover Mini-Cap Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

2003	43.91%
2004	15.64%
2005	12.28%

Best Quarter – June 30, 2003	22.49%
Worst Quarter – March 31, 2005	-6.03%

Average Annual Total Returns For the periods ended December 31, 2005	1 Year	Since Inception

Forward Hoover Mini-Cap Fund Investor Class(1)
Return Before Taxes	12.28%	23.17%
Return After Taxes on Distributions(2)	11.66%	22.63%
Return After Taxes on Distributions and Sales of Fund Shares(2)	8.32%	19.97%
Russell 2000 Index(3)	4.55%	22.11%
Forward Hoover Mini-Cap Fund Institutional Class(4)
Return Before Taxes	12.92%	17.04%
Russell 2000 Index(3)	4.55%	17.44%

(1)     The Fund began offering Investor Class shares on January 1, 2003.

(2)     After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.

(3)     The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)     The Fund began offering Institutional Class shares on August 15, 2003.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Mini-Cap Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.05%	1.05%
Distribution (12b-1) Fees(1)	0.20%	N/A
Other Expenses(2)	0.73%	0.61%
Total Annual Fund Operating Expenses(3)	1.98%	1.66%
Fee Waiver(4)	-0.19%	-0.43%
Net Expenses	1.79%	1.23%

*       This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)     The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.

(2)     Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average net assets attributable to the Investor Class may be used to pay shareholder servicing fees.

(3)     If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.69% for Investor Class and 1.39% for Institutional Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)     The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.79% and 1.23%, respectively. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Hoover Mini-Cap Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$182	$125
3 Years	$603	$481
5 Years	$1,049	$861
10 Years	$2,288	$1,927

FORWARD LEGATO FUND

Objective

The Forward Legato Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $3 Billion

The Forward Legato Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3 billion at the time of initial purchase. The Fund’s sub-advisors are not required to sell a stock for which the market capitalization exceeds $3 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better. The Fund may also invest up to 20% of its assets in foreign investments. The Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

The Fund employs a “multi-manager” approach whereby portions of the Fund are allocated by the investment advisor to different sub-advisors who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

•      Growth Style Investment Managers - emphasize investments in equity securities of companies with above-average earnings growth prospects.

•      Value Style Investment Managers - emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.

•      Core Style Investment Managers - emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The Fund’s assets are currently allocated among three sub-advisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment out performance over time. Riverbridge Partners, LLC believes earnings power determines the value of a franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in what the portfolio manager believes to be high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles: 1) invest in well-managed companies capable of growing through multiple business cycles; 2) purchase companies at reasonable valuations relative to their internal growth rates; and 3) permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index. There is no assurance that each sub-advisor will be able to successfully identify securities in accordance with these strategies. The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

What Are the Principal Risks of Investing in the Forward Legato Fund?

As with any investment, an investment in the Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Forward Legato Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•      Common Stocks

The Forward Legato Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•      Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Forward Legato Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

Performance History

The Forward Legato Fund commenced operations on April 1, 2005 and therefore does not have a full calendar year of investment returns. Once the Forward Legato Fund has performance history for at least one calendar year, a bar chart and performance table will be included in the prospectus.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Legato Fund.

Shareholder Fees

As an investor in Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Forward Legato Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Institutional Class
Management Fee	1.00%
Distribution (12b-1) Fees	N/A
Other Expenses(1)	2.02%
Total Annual Fund Operating Expenses(2)	3.02%
Fee Waiver(3)	-1.77%
Net Expenses	1.25%

*       This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)     Other expenses are based on estimated amounts for the current fiscal year, including current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average net assets attributable to the Institutional Class may be used to pay shareholder servicing fees.

(2)     If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.96% for Institutional Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(3)     The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.25%. For the three years following the date on which the expense was incurred the investment advisor is entitled to a reimbursement from the Fund or any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

This Example is intended to help you compare the costs of investing in the Forward Legato Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$127
3 Years	$766
5 Years	$1,430
10 Years	$3,207

FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND

Objective

The Forward Uniplan Real Estate Investment Fund seeks income with capital appreciation as a secondary goal. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Real Estate-Focused Companies

The Forward Uniplan Real Estate Investment Fund invests at least 80% of its net assets plus borrowings, if any, in securities of real estate companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. Under normal conditions, the Fund expects to invest principally in common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. If market conditions warrant, the Fund may invest in debt securities issued or guaranteed by real estate companies. The Fund may invest in securities of real estate companies of any market capitalization.

For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund’s sub-advisor expects that the Fund’s investment in real estate companies will be directed toward REITs and other real estate operating companies that generally pay higher dividends relative to the stock market as a whole.

A real estate investment trust or REIT is a company that primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income is produced through commercial real estate ownership and finance. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.

Prior to selecting specific investments for the Fund, the Fund’s sub-advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund’s sub-advisor compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and (4) local trends in rental and property capitalization rates. The Fund’s sub-advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund’s sub-advisor then proceeds to select investments that attempt to take advantage of those factors.

The Fund’s sub-advisor believes that the management quality of a REIT is one of the most important determinants of REIT performance. The sub-advisor believes that many of the common traits among the management of the best performing REITs can be considered indications of a socially and environmentally responsible management culture. Accordingly, the sub-advisor conducts a social and environmental analysis of potential REIT investments, which includes the following factors: (1) Management culture – Does management work to align the interests of shareholders, management, employees, the local community and environment, and the vendors to the company? (2) Real estate policy – including issues regarding community planning, urban development and general construction practices. (3) General social and business policy – the REIT’s general social and business practices in relation to the environment. The Fund’s sub-advisor selects REITs that it believes have a positive approach to these factors.

What are the Principal Risks of Investing in the Forward Uniplan Real Estate Investment Fund?

As with any investment, an investment in the Forward Uniplan Real Estate Investment Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Real Estate Securities and Real Estate Investment Trust Risks

Because the Forward Uniplan Real Estate Investment Fund concentrates its investments on opportunities in the real estate industry, the Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities that service the real estate business sector may also be affected by such risks.

•      Common Stocks

The Forward Uniplan Real Estate Investment Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Non-Diversification

The Forward Uniplan Real Estate Investment Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification laws, which require it to be diversified with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Performance History

The bar chart below shows the annual total return for the Investor Class of the Forward Uniplan Real Estate Investment Fund for the years indicated together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance and with an index that represents a group of similar mutual funds. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

2000	29.21%
2001	11.31%
2002	3.56%
2003	28.53%
2004	28.77%
2005	11.01%

Best Quarter - December 31, 2004	15.22%
Worst Quarter – September 30, 2002	-7.92%

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception(1)

Forward Uniplan Real Estate Investment Fund Return Before Taxes(1)	11.01%	16.19%	14.68%
Return After Taxes on Distributions(2)	8.98%	14.41%	12.90%
Return After Taxes on Distributions and Sales of Fund Shares(2)	8.82%	13.36%	11.99%
S&P 500 Index (3)	4.91%	0.54%	4.45%
FTSE NAREIT Equity REITs Index(3)	12.16%	19.06%	16.53%

(1)     The Fund began offering Investor Class shares on May 10, 1999.

(2)     After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Uniplan Real Estate Investment Fund.

Shareholder Fees

As an investor in Investor Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class
Management Fee	0.85%
Distribution (12b-1) Fees(1)	0.20%
Other Expenses(2)	0.67%
Total Annual Fund Operating Expenses(3)	1.72%
Fee Waiver(4)	-0.13%
Net Expenses	1.59%

*       This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)     The Fund’s shareholders have adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets may be used to pay distribution expenses.

(2)     Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average net assets may be used to pay shareholder servicing fees.

(3)     If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.43% for Investor Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)     The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

This Example is intended to help you compare the costs of investing in the Forward Uniplan Real Estate Investment Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$162
3 Years	$529
5 Years	$921
10 Years	$2,017

SIERRA CLUB EQUITY INCOME FUND

Objective

The Sierra Club Equity Income Fund seeks to achieve a competitive total return through capital appreciation and current income. The Fund’s portfolio managers actively manage a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in a Combination of Equity and Fixed-Income Securities

The Sierra Club Equity Income Fund invests at least 80% of its net assets plus borrowings, if any, in common stocks, preferred stocks, and securities convertible into common or preferred stocks, and may invest the remainder of its assets in fixed-income securities (such as bonds) and cash equivalents. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund will seek to acquire financial instruments that not only have good growth potential, but that also pay a relatively high dividend (in the case of equities) or have a relatively attractive yield (in the case of bonds). Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in mortgage-backed and asset-backed securities. The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration that ranges from three to five years and to have a laddered maturity schedule, which means that the portfolio will be structured so that a certain percentage of the securities will mature each year. Duration is a measure of a security’s sensitivity to interest rate changes - the longer a security’s duration, the more sensitive it is to interest rate changes. However, the Fund may deviate from this approach from time to time based on market conditions.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Additional Investment Strategies – Sierra Club Funds.” As a general matter these principles and standards exclude companies that exhibit negative attitudes and practices with respect to the environment.

A multi-style, multi-manager approach is used to manage the Fund. Two different sub-advisors, Forward Uniplan Advisors, Inc. (“Uniplan”) and New York Life Investment Management LLC (“NYLIM”), use distinct investment styles as co-managers of the Fund.

Currently, approximately 50% of the Fund’s portfolio is managed by Uniplan. This portion will be managed to provide income via income- producing mid and large cap equities (primarily stocks with high dividends and convertible securities with market capitalization generally greater than $2 billion at the time of initial purchase). Uniplan may invest in real estate securities, including common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities that may convert into common stock of real estate companies.

Currently, approximately 50% of the Fund’s portfolio is managed by NYLIM. NYLIM generally invests in “value stocks” of companies with market capitalization above $500 million. “Value stocks” are those it determines (1) have strong operating factors (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have attractive valuation factors relative to the rest of the equity market. NYLIM applies quantitative methods to analyze the relative quality and value of the stocks. NYLIM selects fixed-income securities based on their credit quality and duration.

What are the Principal Risks of Investing in the Sierra Club Equity Income Fund?

As with any mutual fund investment, an investment in the Sierra Club Equity Income Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Equity Income Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Equity Income Fund.

Real Estate Securities and Real Estate Investment Trust Risks

Because the Sierra Club Equity Income Fund may invest in the real estate industry, the Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

Although the Fund does not invest directly in real estate, the Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

Environmental and Social Guidelines

Because of the Fund’s strict environmental and social guidelines, the sub-advisors on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so. In addition, the implementation of the Fund’s environmental and social guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark.

Common Stocks

The Sierra Club Equity Income Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Sierra Club Equity Income Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

Fixed Income Securities

The fixed-income portion of the Sierra Club Equity Income Fund poses the risk that a sub-advisor’s forecast of the direction of interest rates might be incorrect. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. In addition, the credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of such factors as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

Performance History

The bar chart below shows the annual total return of the Investor Class Shares of the Sierra Club Equity Income Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and the life of the Fund compare with that of broad measures of market performance and a blended index consisting of 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. On April 1, 2005, the Fund changed its name, certain investment policies and restrictions, and one of its sub-advisors. Prior to that time, the Fund operated as the Sierra Club Balanced Fund and the portion of the Fund that is currently managed by Uniplan was managed by a different sub-advisor.

2003	18.65%
2004	9.18%
2005	0.49%

Best Quarter – June 30, 2003	10.08%
Worst Quarter – March 31, 2005	-6.06%

Average Annual Total Returns For the periods ended December 31, 2005	1 Year	Since Inception

Sierra Club Equity Income Fund Investor Class(1) (2)
Return Before Taxes	0.49%	9.19%
Return After Taxes on Distributions(3)	-0.33%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares(3)	1.33%	7.77%
S&P 500 Index(4)	4.91%	14.38%
Lehman Brothers Aggregate Bond Index(4)	2.43%	3.62%
Blended Index(4) (5)	4.42%	12.23%

(1)     The Fund began offering Investor Class shares on January 1, 2003.

(2)     NYLIM and Uniplan have been the Fund’s sub-advisors since April 1, 2005. Prior to that time the Fund was managed by NYLIM and Harris Bretall Sullivan & Smith L.L.C., and its investment strategy was different. Accordingly, performance figures for periods prior to that date do not reflect the current strategy or allocation of the Fund’s assets among different investment advisors, as described above.

(3)     After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after Taxes on Distributions and Sale of Fund shares may be higher than Returns Before Taxes when a net capital loss occurs upon the redemption of Fund shares.

(4)     The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $1 million. Investors cannot invest directly in an index. Index figures do not reflect any deduction for fees, expenses or taxes.

(5)     The Fund’s benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. Prior to July 1, 2005, the Fund’s benchmark was a blend of 60% S&P 500/40% Lehman Brothers Aggregate Bond Index. The benchmark weighting was changed to reflect the blend of the Fund’s investment strategy, which was also changed as of July1, 2005. Investors cannot invest directly in an index. Index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Equity Income Fund.

Shareholder Fees

As an investor in Investor Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees Fees paid directly from your investment:
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 60 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.

Annual Fund Operating Expenses Expenses that are deducted from Fund assets	Investor Class
Management Fee	0.94%
Distribution (12b-1) Fees(1)	0.10%
Other Expenses(2)	0.72%
Total Annual Fund Operating Expenses(3)	1.76%
Fee Waiver(4)	-0.07%
Net Expenses	1.69%

*       This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)     The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares may be used to pay distribution expenses.

(2)     Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares could be used to pay shareholder servicing fees.

(3)     If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.73% for Investor Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)     The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s operating expenses for the Investor Class shares (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Examples

This Example is intended to help you compare the costs of investing in the Sierra Club Equity Income Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Investor Class shares of the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$172
3 Years	$547
5 Years	$947
10 Years	$2,065

SIERRA CLUB STOCK FUND

Objective

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies - Investing in Stocks of Domestic and Foreign Companies

The Sierra Club Stock Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common and preferred stock and securities convertible into common or preferred stock. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its assets in foreign securities.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Additional Investment Strategies for the Sierra Club Stock Fund” in this Prospectus. As a general matter these principles and standards exclude companies that engage in (1) production activities that cause actual harm to the environment and health and (2) corporate activities that suggest indifference or negative corporate attitude towards the environment, health and certain social and human rights concerns.

A multi-style, multi-manager approach is used to manage the Fund. Two different managers, Forward Management, LLC (“Forward Management”) and New York Life Investment Management LLC (“NYLIM”), use distinct investment styles as co-managers of the Fund.

Forward Management employs an index-like approach to constructing the portion of the Fund’s portfolio that it directly manages. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. Forward Management invests its portion of the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management constructs the portfolio using the following process: First, potential investments are  passed through the qualitative process used to identify securities for the Sierra Club Funds’ portfolios. (See “Additional Investment Strategies for the Sierra Club Stock Fund” in this Prospectus.) Second, Forward Management evaluates and screens those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management identifies the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest its portion of the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter. In addition, Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund or no longer meets the environmental and social criteria of the Sierra Club.

NYLIM generally invests in “value stocks” of companies with market capitalization above $500 million. “Value stocks” are those it determines (1) have strong operating factors (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have attractive valuation factors relative to the rest of the equity markets. NYLIM applies quantitative methods to analyze the relative quality and value of the stocks.

What are the Principal Risks of Investing in the Sierra Club Stock Fund?

As with any mutual fund investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Environmental and Social Guidelines

Because of the Fund’s strict environmental and social guidelines, the sub-advisors on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so. In addition, the implementation of the Fund’s environmental and social guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark.

Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Fund, Forward Management and NYLIM each make investment decisions independently, and it is possible that their investment styles may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

Performance History

The bar chart below shows the annual total return of the Investor Class Shares of the Sierra Club Stock Fund for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Fund compare with that of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. On January 1, 2006, Forward Management took over portfolio management for a portion of the Fund that previously was managed by a sub-advisor.

1999	19.50%
2000	(3.81)%
2001	(13.71)%
2002	(23.74)%
2003	32.02%
2004	16.23%
2005	1.95%

Best Quarter – June 30, 2003	15.21%
Worst Quarter – September 30, 2002	-20.11%

Average Annual Total Returns For the periods ended December 31, 2005	1 Year	5 Years	Since Inception

Sierra Club Stock Fund Investor Class(1) (2)
Return Before Taxes	1.95%	0.58%	5.07%
Return After Taxes on Distributions(3)	1.52%	0.48%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares(3)	1.73%	0.49%	4.08%
S&P 500 Index(4)	4.91%	0.54%	4.44%

(1)     The Fund began offering Investor Class shares on October 1, 1998.

(2)     Forward Management and NYLIM have been managing the Fund’s portfolio since January 1, 2006. Between January 1, 2003 and December 31, 2005, NYLIM and Harris Bretall Sullivan & Smith L.L.C. were the Fund’s sub-advisors and the strategy for the portion of the Fund that Forward Management manages was different. Prior to January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Accordingly, performance figures for periods before January 1, 2006 do not reflect the current strategy or Forward Management’s performance.

(3)     After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Investor Class shares only. After-tax returns for other classes will vary.

(4)     The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. Investors cannot invest directly in the index. Index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees

As an investor in the Investor Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees Fees paid directly from your investment:
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 60 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.

Annual Fund Operating Expenses Expenses that are deducted from Fund assets	Investor Class
Management Fee	0.85%
Distribution (12b-1) Fees(1)	0.25%
Other Expenses(2)	1.13%
Total Annual Fund Operating Expenses(3)	2.23%
Fee Waiver(4)	-0.74%
Net Expenses	1.49%

*       This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)  The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares may be used to pay distribution expenses.

(2)  Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares may be used to pay shareholder servicing fees.

(3)  If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.65% for Investor Class. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)  The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.49%. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Investor Class shares of the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$152
3 Years	$626
5 Years	$1,127
10 Years	$2,503

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal strategies and risks identified above, the following non-principal strategies and risks apply to all of the Forward Funds, unless otherwise noted.

•      Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Forward Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•      Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a “derivative” security. For the Funds’ purposes, derivatives also include specially structured types of mortgage and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Forward Management and sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes may result in certain transaction costs which may reduce a Fund’s performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged.

•      Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include but are not limited to American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

•      Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the price at which a Fund has valued the investment.

•      Debt Securities

Debt securities in which the Funds may invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, which is a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

•      Investment Grade Debt Securities and High Yield (“Junk”) Bonds

Investment grade debt securities are securities rated at least Baa by Moody’s Investor Services, Inc. or BBB by Standard & Poor’s Ratings Service (nationally recognized statistical ratings organizations), or, if unrated, are determined to be of the same quality by the sub-advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield (“junk”) bonds are considered speculative with regard to the issuer’s capacity to pay interest and repay principal, and may be in default. Each Fund does not anticipate investing more than 5% of its assets in high yield bonds.

•      Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

•      When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds’ custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

•      Certain Other Strategies

Each of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements. Each Fund except the Sierra Club Stock Fund and Sierra Club Equity Income Fund may also lend its portfolio securities. Please review the Statement of Additional Information (“SAI”) if you wish to know more about these types of securities and their associated risks.

ADDITIONAL INVESTMENT STRATEGIES – SIERRA CLUB FUNDS

The following information applies to the Sierra Club Equity Income Fund and the Sierra Club Stock Fund (the “Sierra Club Funds”).

Summary of Environmental and Social Guidelines

The Sierra Club seeks to protect the wild places of the earth and promote the responsible use of the earth’s ecosystems and resources. The environmental and social guidelines for the Sierra Club Funds were created with these as well as other objectives in mind. These guidelines serve as the basis for avoiding investments in companies that pose a threat to our natural resources, our environment and to all the living things that inhabit it.

By not investing in such companies, we all can show our desire to:

•      Protect the Earth’s natural resources and work to limit the extraction of non-renewable natural resources like coal, petroleum, natural gas and timber;

•      Reduce nuclear and chemical waste as well as other pollutants in our air, water and earth and manage solid waste in a sustainable manner;

•      Promote the responsible use of land and water while reducing urban sprawl and protecting natural habitats;

•      Discourage risky agricultural practices like concentrated animal feeding operations, industrial fish farming and genetic modification;

•      Promote cruelty free (or humane) animal treatment and avoid animal testing to the greatest extent possible;

•       Encourage a tobacco- and weapons-free future by not supporting companies that are engaged in their production;

•      Protect the rights of individuals, workers and indigenous peoples by requiring high labor standards and striving for equitable treatment in communities throughout the world;

•      Discourage profiteering from members of disadvantaged communities; and

•      Achieve greater disclosure of, and accountability for, companies’ environmental, social and financial responsibilities.

Application of Environmental and Social Guidelines

A four-step process is used to identify securities for the Sierra Club Funds’ portfolios. First, Forward Management and the sub-advisors in their role as portfolio managers identify securities that they believe will help meet the Funds’ investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subjected to a review by Forward Management. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies’ practices, products or services do not create meaningful conflicts with the Club’s core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final environmental review and approval or rejection. If the Sierra Club approves a company, the company’s securities are included in the environmentally qualified potential investment universe for the Sierra Club Funds. At that or a subsequent time, Forward Management and the sub-advisors can purchase those securities for inclusion in the Sierra Club Funds.

To ensure their continued environmental and social responsibility, both Forward Management and the Sierra Club continually reevaluate the companies in this universe.

THE SIERRA CLUB DOES NOT MAKE INVESTMENT JUDGMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by Forward Management or the sub-advisors.

Forward Management pays out of its own assets an annual fee to the Sierra Club in return for its services in connection with the Sierra Club Funds and for use of the Sierra Club’s trademark. For more information, see “Investment Advisory and Other Services” in the SAI.

Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Sierra Club Funds may invest in securities that would not meet these guidelines based on additional information. If Forward Management obtains this information while the Sierra Club Funds still own the security, the Funds will remove the security from their respective portfolios within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.

Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management, and the sub-advisors believe sufficient investment opportunities exist to allow each Sierra Club Fund to satisfy its investment objective.

Proxy Voting and Shareholder Activism

Each year the Sierra Club Funds may have the opportunity to vote on issues of corporate governance and corporate environmental and social accountability at annual stockholder meetings. Forward Management takes its voting responsibilities seriously and votes all proxies in a fashion that is consistent, in its best judgment, with the core values of the Sierra Club.

Sierra Club Funds representatives, employed by Forward Management, also work independently and with other institutional shareholders to engage corporate managements in dialogue on financial, environmental and social accountability. Additionally, the Sierra Club Funds may, on occasion, sponsor or co-sponsor shareholder resolutions designed to improve the corporate accountability and/or behavior to be more consistent with Sierra Club core values. On occasion, Sierra Club Funds representatives work with federal and state legislatures and agencies to effect changes in government regulations to achieve the goals of the Sierra Club.

MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the respective Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The Gordon P. Getty Special 2005 ReFlow/Forward Management Trust (“ReFlow/Forward Trust”), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management’s securities. ReFlow/Forward Trust is wholly-owned by Gordon P. Getty. ReFlow/Forward Trust was organized as a California trust on March 1, 2005.

Forward Management has the authority to manage the Forward Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to general supervision of the Trust’s Board of Trustees. Forward Management has delegated this authority to sub-advisors for all of the Funds except for a portion of the Sierra Club Stock Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets.  In choosing the sub-advisors, and the allocation of assets among itself and the sub-advisors for the Sierra Club Stock Fund and among sub-advisors for the Forward Legato Fund and Sierra Club Equity Income Fund, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments.  These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisors and, where applicable, allocating the Funds’ assets, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings, evaluates the on-going performance of the sub-advisors and monitors concentration in a particular security or industry.

Forward Management has managed the Forward Funds since September 1998. On December 23, 2003, Forward Management became the investment advisor of the Forward International Small Companies Fund. On September 17, 2004, Forward Management became the investment advisor of the Forward Global Emerging Markets Fund. Prior to these dates, Pictet International Management Limited served as the Forward International Small Companies Fund’s and the Forward Global Emerging Markets Fund’s investment advisor.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Paid to Advisor by Fund*

Forward Global Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion

Forward Hoover Mini-Cap Fund	1.05%

Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million

Forward International Equity Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion

Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion

Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million

Forward Uniplan Real Estate Investment Fund	0.85% up to $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Sierra Club Equity Income Fund	0.94% up to and including $100 million 0.87% over $100 million up to and including $250 million 0.82% over $250 million up to and including $500 million 0.78% over $500 million

Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million

*Actual advisory fees paid for the fiscal year ended December 31, 2005 may have been less than this figure due to the effect of expense waivers. See “Investment Advisory and Other Services” in the SAI.

During the most recent fiscal year ended December 31, 2005, Forward Management was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets for the following Funds:

Fund*	Advisory Fee
Forward Global Emerging Markets Fund	0.12%
Forward Hoover Mini-Cap Fund	0.83%
Forward Hoover Small Cap Equity Fund	0.77%
Forward International Equity Fund	0.26%
Forward International Small Companies Fund	0.70%
Forward Uniplan Real Estate Investment Fund	0.85%
Sierra Club Equity Income Fund	0.76%
Sierra Club Stock Fund	0.38%

*The Forward Legato Fund commenced operations on April 1, 2005, and therefore does not have a full fiscal year of payments to Forward Management.

The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund that it directly manages. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the respective sub-advisor(s) for the balance of the portfolio of the Sierra Club Stock Fund and for each other Fund. The investment experience of Forward Management is described directly below, and the investment experience of the sub-advisors is described below under the heading “Sub-Advisors.”

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and investment sub-advisory contracts of the Funds is available in the Forward Funds’ annual report for the most recent fiscal year ended December 31, 2005.

Forward Management uses a team-managed approach to manage its portion of the Sierra Club Stock Fund portfolio.  The team consists of Garvin Jabusch, Jeremy Deems, and Roger Edelen, who jointly make investment decisions for the portfolio.  Mr. Jabusch is the Director of Forward Sustainable Investments for Forward Management and has held this position since 2002. In that capacity, he oversees environmental and social research for the Sierra Club Funds. From 1996 – 1999, Mr. Jabusch was Trading Manager for Morgan Stanley Online. From 1999 – 2002, he served as Vice President, Strategic Services at Morgan Stanley. Mr. Jabusch holds an MBA in International Management and Finance. Mr. Jabusch has been a Portfolio Manager for the Fund since January 2006. Mr. Deems is the Chief Financial Officer of Forward Management. He has held this position since 2004. Mr. Deems is also the Chief Financial Officer and a Member of the Investment Committee of ReFlow Management Co., LLC, a registered investment adviser and affiliate of Forward Management. Mr. Deems joined Forward Management in 1998 and served as its Controller from 2000-2004.  Mr. Deems is a CPA and holds an MBA in Finance.  Mr. Deems has been a Portfolio Manager for the Fund since January 2006. Mr. Edelen is a consultant to Forward Management and has served in that capacity since July 2005. Mr. Edelen is the President of Echo Investment Advisors, LLC, an advisory firm that specializes in a trading-based statistical arbitrage strategy.  Mr. Edelen is also a Member of the Investment Committee of ReFlow Management Co., LLC.  From 1995 – July 2003, Mr. Edelen was Assistant Professor of Finance at The Wharton School, University of Pennsylvania. From July 2003 – March 2005, he was the Managing Director of Research for ReFlow Management Co., LLC.  From March 2005 – June 2005, Mr. Edelen was Director of Enhanced Equities at Mellon Capital Management.  Mr. Edelen holds an MBA and a PhD in Finance. Mr. Edelen became a Portfolio Manager for the Fund in May 2006.

Sub-Advisors

Except for the portion of the Sierra Club Stock Fund that Forward Management directly manages, the sub-advisor(s) for each Fund manage the assets of the Fund and make decisions with respect to, and place orders for, all purchases and sales of the Fund’s securities, subject to the general supervision of the Board of Trustees of the Forward Funds and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

•      Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Hoover Investment Management Co., LLC (“Hoover”) serves as sub-advisor for the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2005, Hoover had $1.348 billion of assets under management. Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund’s Chief Investment Officer. Ms. Hoover, portfolio manager for both Funds, is the managing member of Hoover and has over 27 years of investment management experience.  Ms. Hoover has managed the Forward Hoover Small Cap Equity Fund since October 1998 and the Forward Hoover Mini-Cap Fund since January 2003.  From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

•      Forward International Equity Fund, Forward Global Emerging Markets Fund and Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Equity Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund. PAM was established in 1980 and as of December 31, 2005 had approximately $25.2 billion of assets under management for more than 90 accounts. PAM is the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2005, Pictet & Cie had approximately $136 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

The Forward International Equity Fund is team managed. All investment decisions are made by the team. The team members are:

Richard Heelis, Head-Regional Equities Team. Mr. Heelis joined PAM in 1999 as a Senior Investment Manager. Mr. Heelis began his career in 1984 as a member of the Economics/Strategy team at Norwich Union, and moved to the Norwich Union Far East Team in 1987. Initially covering both the Australian and Japanese markets, as well as developing derivative evaluation models, Mr. Heelis assumed full responsibility for all Norwich Union’s Japanese Equity Portfolios in 1993. Mr. Heelis graduated with Masters Degree in Economics (with honors) from the University of Edinburgh and is an Associate member of the UK Society of Investment Professionals. Mr. Heelis has managed the Forward International Equity Fund since September 1, 2005.

Fabio Paolini, CFA, Senior Investment Manager. Mr. Paolini joined the Research Department of Pictet & Cie in Geneva in 1994, initially in the Economics team and then in the European equities research team. In 1997 Mr. Paolini joined the Institutional Asset Management Team where he was responsible for Global and European equities mandates. Before transferring to PAM in London in 1999, Mr. Paolini spent four months with Brown Brothers Harriman in New York. Mr. Paolini earned his degree in Economics from the University of Siena (Italy), obtained a CFPI/AZEK in 1996 and received the Chartered Financial Analyst (CFA) in 1999.  Mr. Paolini has managed the Forward International Equity Fund since September 1, 2005.

Aylin Suntay, Senior Investment Manager. Ms. Suntay joined PAM in 2001. Before joining PAM she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001. Ms. Suntay worked for Nicholas Applegate Capital Management as a Portfolio Manager in Emerging Markets in California, USA and London, UK between 1997-1999. Before Applegate, Ms. Suntay spent four years with Global Securities in Istanbul, Turkey as an equity analyst. Ms. Suntay holds a BSc in Economics from Istanbul University and a Masters in Finance from the London Business School.  Ms. Suntay has managed the Forward International Equity Fund since September 1, 2005.

The Forward Global Emerging Markets Fund is team managed. All investment decisions are made by the team. The members of the team are:

Nidhi Mahurkar, Co-Head, Global Emerging Markets Equities. Ms. Mahurkar joined PAM in May 2001 with almost five years of previous experience managing Asian equities at Lazard Asset Management. She was the industry leader for technology within Lazard’s global emerging markets product. Prior to joining Lazard, Nidhi worked with American Express in London. She holds a BA in economics and an MBA from the Indian Institute of Management in Bangalore.  Ms. Mahurkar has managed the Forward Global Emerging Markets Fund since 2001.

Tom Rodwell, Co-Head, Global Emerging Markets Equities. Mr. Rodwell joined PAM in 1997. Previously he was the product specialist for Global Emerging Markets and also worked on portfolio strategy and asset allocation. Prior to that his principal area of responsibility was Latin America. He holds a first class BA in history from University College London, and spent four years doing postgraduate research at the same university. Mr. Rodwell holds the Investment Management Certificate.  Mr. Rodwell has managed the Forward Global Emerging Markets Fund since 1997.

Stephen Burrows, Senior Investment Manager and Product Specialist, Global Emerging Markets Equities.  Stephen Burrows joined Pictet Asset Management in 1997. Previously he was a Senior Investment Manager with the European Equities Team. He began his investment career in 1987 with a three year training program at Rothschild Asset Management before moving on to become an Investment Manager for European Equities and a member of the Global Asset Allocation Committee. In 1995 he moved to Norwich Union Investment Management as an Investment Manager in the European Equity team. Mr. Burrows is an Associate member of the Society of Investment Professionals. Mr. Burrows has managed the Forward Global Emerging Markets Fund since 2004.

Oliver Bell, Senior Investment Manager. Mr. Bell is responsible for the day to day management of the team and also PAM’s proprietary database. Mr. Bell joined PAM in 1997 as the Emerging Markets Research Manager responsible for a small team of analysts focused on data collection for the proprietary database and subsequent analysis. Prior to joining PAM he worked for Derwent Information, a scientific and patent information company, for five years managing company re-engineering projects. Mr. Bell graduated in 1992 with a BSc (Hons) in Chemistry from the University of Exeter and holds the Investment Management Certificate.  Mr. Bell has managed the Forward Global Emerging Markets Fund since 1997.

David Chatterjee, Senior Investment Manager. Mr. Chatterjee joined PAM in 1998, initially concentrating on South Asia, Africa and the Middle East. He graduated from Trinity College, Cambridge with a degree in mathematics in 1992 before completing his Cambridge studies in 1998 with a PhD in pure mathematics. He holds the Investment Management Certificate and is a Chartered Financial Analyst (CFA) charterholder.  Mr. Chatterjee has managed the Forward Global Emerging Markets Fund since 1998.

The Forward International Small Companies Fund is team-managed.  All investment decisions are made by the team. The team members are:

Nils Francke, Head-Specialist Equities team. Mr. Francke joined PAM in 1994 and is Head of the Specialist Equities Team, concentrating on Small Cap Markets. Before joining PAM he spent three years with Schroder Munchmeyer Hengst. He has extensive financial market experience, working for MM Warburg Bank in Germany and Salomon Brothers in New York. He also holds a Masters in Business Administration at the University of Frankfurt.  Mr. Francke has managed the International Small Companies Fund since 1996.

Philippe Sarreau, Senior Investment Manager. Mr. Sarreau joined PAM in 1998 and is a Senior Investment Manager in the Specialist Equities Team covering the Small Cap investment. Before joining PAM he worked for Credit Lyonnais, where he developed a London based service dedicated to the French small cap market. Before joining Credit Lyonnais in 1994, Mr. Sarreau was a Senior Auditor at Coopers & Lybrand. He holds a Masters degree in Business and Finance and a diploma from the Societe Francaise des Analystes Financiers.  Mr. Sarreau has managed the International Small Companies Fund since 1998.

Justin Hill, Senior Investment Manager. Mr. Hill joined PAM in 2001 and is a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK and Asia Small Cap markets. Before joining PAM, Mr. Hill spent five years with the UK smaller companies team at Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St. Hugh’s College, Oxford and is a member of the Institute of Chartered Accountants.  Mr. Hill has managed the International Small Companies Fund since 2001.

Michael McLaughlin, Senior Investment Manager. Mr. McLaughlin joined PAM in 1995 and is a Senior Investment Manager in the Specialist Equities Team, responsible for Japan and the Asia-Pacific region. His responsibilities cover equity strategy, stock selection and research, as well as asset allocation. Before joining PAM he worked for Provident Mutual, where he was the Japanese Investment Manager and a member of the asset allocation committee. Having graduated from the London School of Economics with a BSc in Industry and Trade, Mr. McLaughlin started his financial career in 1987 with the Central Finance Board of the Methodist Church where he was responsible for Japan and Asia.  Mr. McLaughlin has managed the International Small Companies Fund since 1996.

Richard Williamson, Senior Investment Manager. Mr. Williamson joined PAM in 1992 as head of UK equity research. He is now a Senior Investment Manager in the Specialist Equity Team and his responsibilities cover UK equity strategy, stock selection and research. After two years at Fielding Newson Smith, he joined Rowe & Pitman specializing in the UK equity market, in particular assisting international investors in UK short list portfolios. He has attended a number of business courses, including a one-year Investment Management Programme at the London Business School, an LBS corporate finance course and an advanced corporate finance course at Cranfield Business School.  Mr. Williamson has managed the International Small Companies Fund since 2005.

•      Forward Uniplan Real Estate Investment Fund

Forward Uniplan Advisors, Inc. (“Uniplan”) serves as sub-advisor for the Forward Uniplan Real Estate Investment Fund. As of December 31, 2005, Richard Imperiale, President of Uniplan and portfolio manager of the Fund, owns 80% of the outstanding shares of Uniplan. In addition, Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2005, Uniplan and its affiliates managed and advised approximately $300 million in assets. Uniplan has been in the business of providing investment advisory services for over 17 years. Mr. Imperiale has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.  Mr. Imperiale has managed the Forward Uniplan Real Estate Investment Fund since May 1999.

•      Forward Legato Fund

Investments in the Fund are allocated among three sub-advisors. Each sub-advisor employs its own investment approach and independently manages its portion of the Fund. The sub-advisors manage roughly equal portions of the Forward Legato Fund’s assets. A team of professional portfolio managers employed by each sub-advisor makes investment decisions for the Fund.

Netols Asset Management Inc. (“NAM”) serves as one of the sub-advisors for the Forward Legato Fund. NAM is a Wisconsin S Corporation. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. As of December 31, 2005, NAM had assets under management of $221 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding NAM, Mr. Netols was a Portfolio Manager for Putnam Investments.  Mr. Netols has managed the portion of the Forward Legato Fund that NAM manages since its inception on April 1, 2005.

Conestoga Capital Advisors, LLC (“CCA”) serves as one of the sub-advisors for the Forward Legato Fund. CCA is a Pennsylvania Limited Liability Company. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2005, CCA had assets under management of $211.7 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer, and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. Messrs. Martindale and Mitchell share joint responsibility for management of the Fund. Each manager is responsible for analysis of certain securities, and buy and sell decisions are made on a unanimous basis. Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001. Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001.  Messrs. Martindale and Mitchell have managed the portion of the Forward Legato Fund that CCA manages since its inception on April 1, 2005.

Riverbridge Partners, LLC (“Riverbridge”) serves as one of the sub-advisors for the Forward Legato Fund. Riverbridge is a Minnesota Limited Liability Company. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of December 31, 2005, Riverbridge had assets under management of $823 million. Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst, and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge. Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines. Rick D. Moulton, CFA joined

Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Moulton is also a client relationship manager for Riverbridge’s institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge. Dana L. Feick, CFA joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry. Philip W. Dobrzynski, CFA joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors. David A. Webb, CFA, is responsible for securities analysis across all industry sectors. Mr. Webb joined Riverbridge in May 2004 as an Investment Intern while a full-time MBA student at the Carlson School of Management at University of Minnesota. From January 2000 to August 2003, Mr. Webb was an equity research analyst for Robert W. Baird & Company.  Messrs. Moulton, Thompson, Feick and Dobrzynski have managed the portion of the Forward Legato Fund that Riverbridge manages since its inception on April 1, 2005. Mr. Webb began managing Riverbridge’s portion of the Forward Legato Fund in May 2006.

•      Sierra Club Equity Income Fund

Investments in the Fund are allocated between two sub-advisors. Each sub-advisor employs its own investment approach and independently manages roughly equal portions of the Fund’s assets.

Uniplan serves as one of the sub-advisors for the Sierra Club Equity Income Fund. A description of Uniplan and the portfolio manager’s investment experience can be found above, under Forward Uniplan Real Estate Investment Fund. Richard Imperiale has managed the portion of the Sierra Club Equity Income Fund that Uniplan manages since April 1, 2005.

New York Life Investment Management LLC (“NYLIM”) serves as one of the sub-advisors for the Sierra Club Equity Income Fund. NYLIM, founded in 2000, is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company. As of December 31, 2005, NYLIM and its affiliates managed over $200 billion in assets.

Joan M. Sabella, CFP, CRPC, Director, manages the Sierra Club Equity Income Fund.  She manages the Balanced and Fixed Income separate account strategies and coordinates fixed income research and trading at Equity Investors Group, a division of NYLIM.  Prior to joining NYLIM in December 2000, Ms. Sabella was Vice President and Portfolio Manager at Towneley Capital Management, Inc., where she worked from 1978 to 2000.  She is a member of the Financial Planning Association and the CFA Institute.  She holds a BBA in Finance from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.  Ms. Sabella has managed the portion of the Sierra Club Income Fund that NYLIM manages since January 2003.

•      Sierra Club Stock Fund

 Investments in the Fund are allocated between Forward Management, LLC and NYLIM.  Each employs its own investment approach and independently manages roughly equal portions of the Sierra Club Stock Fund’s assets.

NYLIM uses a team-managed approach to manage its portion of the Sierra Club Stock Fund. A description of NYLIM can be found above, under Sierra Club Equity Income Fund. The NYLIM team consists of Jeffrey Sanders and Kathy O’Connor.

Kathy O’Connor, CFA, Managing Director, manages and conducts equity research for the Sierra Club Stock Fund. Ms. O’Connor is a Director at the New York Society of Security Analysts, and a member of the Association for Investment Management and Research (AIMR). Prior to joining NYLIM in December 2000, Ms. O’Connor was Vice President and Portfolio Manager at Towneley Capital Management, Inc., and held positions with Standish, Ayer & Wood, State Street Bank & Trust Company, and Shearson Lehman. She holds an MBA from Babson College, a BA from University of Massachusetts and a Certificate in Accounting from Northeastern University.  Ms. O’Connor has managed the portion of the Sierra Club Stock Fund that NYLIM manages since January 2003.

Jeffrey Sanders, CFA, Managing Director, conducts equity research for the Sierra Club Stock Fund. Prior to joining NYLIM in December 2000, Mr. Sanders was a financial consultant to Towneley Capital Management, Inc., a Vice President at Citicorp specializing in mergers and acquisitions, and a corporate finance associate at Merrill Lynch Capital Markets. He has over 20 years of investment experience, and serves as a member of the Board of Directors of the Idaho Chapter of Investment Analysts. Mr. Sanders holds an MBA from Boise State University, and MS and BS degrees from the California Institute of Technology. He is a member of the Association for Investment Management and Research (AIMR).  Mr. Sanders has managed the portion of the Sierra Club Stock Fund that NYLIM manages since January 2003.

Forward Management manages a portion of the Sierra Club Stock Fund. For more information on Forward Management and the portfolio managers of the portion of the Sierra Club Stock Fund that is managed by Forward Management, see above under the heading “Investment Advisor.”

Hiring Sub-Advisors without Shareholder Approval

The Forward Funds’ Board of Trustees and shareholders have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of each of the Forward Funds without shareholder approval, subject to SEC approval of proposed Rule 15a-5 under the Investment Company Act of 1940 or the SEC granting appropriate exemptive relief to Forward Funds. Pursuant to such exemptive relief or Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes.  The Forward Funds have applied for exemptive relief from the SEC. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until the Forward Funds receive exemptive relief from the SEC to permit operations in this manner or the SEC adopts proposed Rule 15a-5. There is no assurance that the Forward Funds will obtain exemptive relief or that Rule 15a-5 will be adopted.

VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable redemption fee.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market’s official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. The calculation of the NAV of any Fund that invests in foreign securities that are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation.  Therefore the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

The NAV per share of a Fund fluctuates as the market value of the Fund’s investments changes. NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses.

The Forward Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable as well as under circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Forward Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Because the Funds may invest a portion of their assets, and the Forward Global Emerging Markets Fund, Forward International Equity Fund and Forward International Small Companies Fund will invest most of their assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, these Funds may be subject to relatively greater risks of time zone arbitrage, a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities primarily trade and the close of the NYSE. For this reason, these Funds may, at times, fair value some or all of their portfolio securities in order to deter such market timing.

Because the Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Legato Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund may invest a portion of their assets in small capitalization companies, which may be infrequently traded and therefore relatively illiquid, these Funds may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, these Funds may, at times, fair value some or all of their portfolio securities in order to deter such market timing.

PURCHASING SHARES

How to Buy Shares

You can open an account and purchase shares of the Forward Funds through a broker-dealer which has established a financial intermediary agreement with the Funds’ Distributor. In addition, you can purchase shares of the Forward Funds at any time via the mail, telephone or wire. Purchases can also be made via the Internet if you have already opened an account.

To open an account directly with the Funds, you can mail a check or other negotiable bank draft (payable to the Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. For an Account Application, call (800) 999-6809. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.

After you have opened an account, subsequent purchases of shares can be made through your financial intermediary or directly with the Funds by mail or via the Internet.  To purchase shares by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

To purchase Fund shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number (“PIN”). Second, go to www.forwardfunds.com or www.sierraclubfunds.com (for Sierra Club Funds) and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your account is also available on the web site.

There are no initial sales loads for Investor Class or Institutional Class shares of the Funds. Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial Intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

Investor Class Shares

Minimum Initial Investment Amount:

•      $2,000 for accounts enrolled in eDelivery

•      $2,000 for Coverdell Education Savings accounts

•      $   500 for Automatic Investment Plan accounts

•      $4,000 for all other accounts

Subsequent investments for each Fund must be $100 or more. Financial Intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

Institutional Shares

These shares are offered to certain investors of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund.

Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of these Funds may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who purchase Institutional Class shares with a schedule explaining the fees.

A Fund may waive or reduce the minimum investment requirement for Institutional shares under certain circumstances and conditions including, without limitation, shares purchased by officers, directors, trustees and employees of Forward Funds, Forward Management and their affiliates.

Exchange Privilege

You can exchange your Investor Class and Institutional Class shares of any Forward Fund for Investor Class or Institutional Class shares of any other Forward Fund, or with a money market fund. Please check with Forward Funds to determine which money market funds are available. There are generally no fees for exchanges. However, if you exchange your shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Legato Fund or Forward Uniplan Real Estate Investment Fund 180 days or less after the purchase date or if you exchange your shares of the Sierra Club Equity Income Fund or Sierra Club Stock Fund 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. In order to make an exchange into a new account for Institutional Class shares, the exchange must satisfy the $100,000 minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders and otherwise consistent with applicable regulations.

Pricing of Fund Shares

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order and transmits it to Forward Funds by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that Business Day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•      Name;

•      Date of birth (for individuals);

•      Residential or business street address (although post office boxes are still permitted for mailing); and

•      Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds via email. By enrolling in this service, you will receive email notifications when your quarterly statements and confirmations are available via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To enroll, call (800) 999-6809 or visit www.forwardfunds.com or www.sierraclubfunds.com (for Sierra Club Funds) to register. The minimum initial investment amount is $2,000 for accounts enrolled in eDelivery.

Other Information

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, an automatic redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents, and are subject to any applicable redemption fee. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

Short-Term Redemption Fee

If you sell or exchange your shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Legato Fund or Forward Uniplan Real Estate Investment Fund within 180 days or less after the purchase date or if you sell or exchange your shares of the Sierra Club Equity Income Fund or Sierra Club Stock Fund within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The Forward Funds hope that the fee will discourage short-term trading of the Funds’ shares. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), for accounts that have been enrolled in the Systematic Withdrawal Plan or for shares purchased by ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares. The redemption fee may not apply in certain other circumstances, including the death or disability of a shareholder. Forward Funds reserves the right to waive the redemption fee under other conditions and circumstances where, in the investment advisor’s opinion, such a waiver would serve to benefit the Fund and its shareholders. The redemption fee may be modified or discontinued at any time or from time to time.

How To Redeem Shares

Neither the investment advisor, the Distributor, the Transfer Agent, a sub-advisor, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•              By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

•              By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•              By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day. No redemption fee will be imposed on such systematic withdrawals.

•                  Via the Internet

To redeem Fund shares via the Internet, your account must be bank ACH active. The maximum amount that can be redeemed via the Internet at any one time is $50,000. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number (“PIN”). Second, go to www.forwardfunds.com or www.sierraclubfunds.com (for Sierra Club Funds) and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

•              Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. This delay may be avoided if shares are purchased by wire or ACH  transfer.

•              By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•              By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•              By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Such activities may have a detrimental effect on the Funds and their shareholders. For example, frequent purchases and redemptions may interfere with the efficient management of a Fund, increase transaction costs and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds attempt to discover and discourage frequent trading in several ways. The Funds impose a Redemption Fee for short-term trading, as described above. The trading activity of the Funds’ shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.

Forward Management reviews on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity.

In addition, the Funds’ Transfer Agent provides periodic reports to Forward Management and the Funds’ Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Trustees will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived. The Transfer Agent also provides reports concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee.

The Transfer Agent’s own policies and procedures for processing fund shares transactions also play a significant role in implementing the Funds’ policy, including administering Redemption Fees and monitoring shareholder trades and flows of money. Periodically, the Funds’ Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such procedures.

While the policies and procedures described above have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted a Service and Distribution Plan Under Rule 12b-1 (the “Plan”) which allows each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Investor Class shareholders.

Because these fees are paid out of assets attributable to each Fund’s Investor Class shares on an on-going basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund will not be subject to the Plan or any 12b-1 fees.

Forward Funds has adopted a Shareholder Services Plan with respect to the Investor Class shares of each of the Funds and the Institutional Class shares of the Forward Legato Fund. Under the Shareholder Services Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund attributable to Investor Class shares and the Institutional Class shares of the Forward Legato Fund. Shareholders owning Institutional Class shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund and Forward International Small Companies Fund will not be subject to the Shareholder Services Plan.

Forward Management may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Funds or make them available to their customers.

DIVIDENDS AND TAXES

The Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund and Sierra Club Stock Fund expect to pay dividends of net investment income and capital gain distributions annually, if available. The Sierra Club Equity Income Fund expects to declare and pay income dividends quarterly and capital gain distributions annually, if available. The Forward Uniplan Real Estate Investment Fund expects to declare and pay income dividends monthly and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809 or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will generally be the same for all of a Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•                  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•                  Distributions of earnings from dividends paid by certain “qualifying foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•                  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•                  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

Investment in Real Estate Investment Trusts

The Forward Uniplan Real Estate Investment Fund plans to invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Forward Uniplan Real Estate Investment Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Forward Uniplan Real Estate Investment Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com and additionally discloses the portfolio holdings of the Sierra Club Stock Fund and Sierra Club Equity Income Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of the Forward Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about the Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Forward Funds’ shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance and other financial information for the last five years of the Funds’ operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investment in each Fund increased (or loss) assuming reinvestment of all dividends and distributions. Information for the fiscal years ended December 31, 2001 through and including 2005 has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report which was filed with the Securities and Exchange Commission on March 10, 2006, (Accession No. 000119325-06-050652) and is available upon request.

The Forward Legato Fund — Institutional Class had no assets as of December 31, 2005, and therefore there were no Financial Highlights to report.

The Funds are successor mutual funds to previously operational funds (the “Predecessor Funds”) which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Predecessor Funds were reorganized into newly organized series of the Trust effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization. For the period ending June 30, 2005, the financial highlights tables relate to the Predecessor Funds.

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders when they are prepared.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Global Emerging Markets Fund(2)
	Investor Class	Institutional Class	Investor Class		Institutional Class		Investor Class		Institutional Class	Institutional Class	Institutional Class
	Year Ended December 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2004		Period Ended December 31, 2003*		Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001

Net asset value, beginning of period	$14.21	$14.23	$11.86		$11.88		$6.98		$6.92	$6.89	$7.02
Income/(loss) from operations:
Net investment income/(loss)	0.27	0.33	0.21		0.23		—	+	0.08	0.01	0.10
Net realized and unrealized gain/(loss) on investments	4.61	4.62	2.35		2.36		4.94		4.95	0.03	(0.15)
Total from operations	4.88	4.95	2.56		2.59		4.94		5.03	0.04	(0.05)
Less distributions:
From net investment income	(0.26)	(0.30)	(0.22)		(0.25)		(0.06)		(0.07)	(0.01)	(0.08)
Total distributions	(0.26)	(0.30)	(0.22)		(0.25)		(0.06)		(0.07)	(0.01)	(0.08)
Redemption fees added to paid in capital	— +	— +	0.01		0.01		—	+	— +	— +	—
Net increase/(decrease) in net asset value	4.62	4.65	2.35		2.35		4.88		4.96	0.03	(0.13)
Net asset value, end of period	$18.83	$18.88	$14.21		$14.23		$11.86		$11.88	$6.92	$6.89
Total Return	34.36%	34.79%	22.06%		22.26%		70.83%		72.72%	0.60%	(0.68)%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,833	$28,765	$969		$18,854		$227		$116,774	$67,509	$66,711
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	2.57%	2.34%	(0.32)%		0.63%		0.66	%**	0.91%	0.16%	1.12%
Operating expenses including reimbursement/waiver	1.95%	1.70%	1.98	%(1)	1.70	%(1)	1.95	%**	1.70%	1.70%	1.70%
Operating expenses excluding reimbursement/waiver	3.04%	2.84%	3.29	%(1)	2.38	%(1)	2.48	%**	2.23%	2.31%	2.22%
Portfolio turnover rate	62%	62%	45%		45%		44%		44%	47%	84%

* Pictet Global Emerging Markets Fund—Retail Class commenced operations on April 9, 2003.

** Annualized.

+ Amount represents less than $0.01 per share.

(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively and 1.70% and 2.37% for the Institutional Class, respectively.

(2) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

	Forward International Equity Fund(2) - Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net asset value, beginning of period	$12.78	$11.31		$8.21	$9.63	$12.18
Income/(loss) from operations:
Net investment income/(loss)	0.05	(0.02)		(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.19	1.49		3.11	(1.38)	(2.51)
Total from operations	2.24	1.47		3.10	(1.42)	(2.55)
Less distributions:
From net investment income	(0.01)	—		—	—	—
Total distributions	(0.01)	—		—	—	—
Redemption fees added to paid in capital	— +	—	+	— +	— +	—
Net increase/(decrease) in net asset value	2.23	1.47		3.10	(1.42)	(2.55)
Net asset value, end of period	$15.01	$12.78		$11.31	$8.21	$9.63
Total Return	17.50%	13.00%		37.76%	(14.75)%	(20.94)%
Ratios/supplemental data:
Net assets, end of period (000s)	$24,880	$24,204		$21,189	15,322	$17,979
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.37%	(0.20)%		(0.16)%	(0.44)%	(0.33)%
Operating expenses including reimbursement/waiver	1.69%	1.71	% (1)	1.99%	1.95%	1.68%
Operating expenses excluding reimbursement/waiver	2.28%	2.09%		2.48%	2.43%	2.47%
Portfolio turnover rate	138%	50%		25%	37%	64%

+ Amount represents less than $0.01 per share.

(1) Effective January 26, 2004, the net expense cap changed from 1.99% to 1.69%.

(2) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

	Forward International Small Companies Fund
	Investor Class	Institutional Class	Investor Class		Institutional Class		Investor Class	Institutional Class	Investor Class	Institutional Class	Institutional Class
	Year Ended December 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2004		Period Ended December 31, 2003(2)	Year Ended December 31, 2003(2)	Year Ended December 31, 2002*	Year Ended December 31, 2002	Year Ended December 31, 2001
Net asset value, beginning of period	$12.87	$12.89	$10.39		$10.40		$6.44	$6.44	$7.34	$7.35	$10.21
Income/(loss) from operations:
Net investment income	0.11 ***	0.16 ***	0.05	***	0.08	***	0.02 ***	0.04 ***	0.02 ***	0.04 ***	0.01
Net realized and unrealized gain on investments	3.23	3.23	2.59		2.61		3.94	3.94	(0.90)	(0.92)	(2.87)
Total from operations	3.34	3.39	2.64		2.69		3.96	3.98	(0.88)	(0.88)	(2.86)
Less distributions:
From net investment income	(0.08)	(0.11)	(0.03)		(0.07)		(0.02)	(0.03)	(0.03)	(0.04)	—
From capital gains	(1.02)	(1.02)	(0.14)		(0.14)		—	—	—	—	(0.01)
Total distributions	(1.10)	(1.13)	(0.17)		(0.21)		(0.02)	(0.03)	(0.03)	(0.04)	(0.01)
Redemption fees added to paid in capital	— +	— +	0.01		0.01		0.01	0.01	0.01	0.01	0.01
Net increase/(decrease) in net asset value	2.24	2.26	2.48		2.49		3.95	3.96	(0.90)	(0.91)	(2.86)
Net asset value, end of period	$15.11	$15.15	$12.87		$12.89		$10.39	$10.40	$6.44	$6.44	$7.35
Total Return	26.57%	26.81%	25.55%		25.99%		61.64%	61.95%	(11.82)%	(11.87)%	(27.95)%
Ratios/supplemental data:
Net assets, end of period (000s)	$64,346	$144,302	$9,819		$49,068		$15,981	$26,221	$312	$22,251	$21,934
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.82%	1.12%	0.47%		0.75%		0.24%	0.49%	0.27%**	0.52%	0.17%
Operating expenses including reimbursement/waiver	1.45%	1.20%	1.46	%(1)	1.21	%(1)	1.45%	1.20%	1.45%**	1.20%	1.20%
Operating expenses excluding reimbursement/waiver	1.84%	1.46%	2.26	%(1)	2.12	%(1)	2.45%	2.20%	2.82%**	2.57%	2.28%
Portfolio turnover rate	91%	91%	175%		175%		52%	52%	133%	133%	122%

* Pictet International Small Companies Fund—Retail Class commenced operations on March 5, 2002.

** Annualized.

*** Per share numbers have been calculated using the average share method.

+ Amount represents less than $0.01 per share.

(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.45% and 2.25%, respectively and 1.20% and 2.11% for the Institutional Class, respectively.

(2) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

	Forward Hoover Small Cap Equity Fund
	Investor Class		Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
	Year Ended December 31, 2005		Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2003	Year Ended December 31, 2002	Period Ended December 31, 2002(a)	Year Ended December 31, 2001
Net asset value, beginning of period	$18.45		$18.71	$16.17	$16.31	$12.05	$12.10	$14.78	$14.12	$14.26
Income/(loss) from operations:
Net investment income loss	(0.14)		(0.08)	(0.17)	(0.07)	(0.17)	(0.05)	(0.18)	(0.08)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.91		1.96	3.86	3.88	4.57	4.54	(2.55)	(1.94)	0.75
Total from operations	1.77		1.88	3.69	3.81	4.40	4.49	(2.73)	(2.02)	0.61
Less distributions:
From capital gains	(0.82)		(0.82)	(1.41)	(1.41)	(0.28)	(0.28)	—	—	(0.09)
Tax return of capital	—		—	—	—	—	—	—	—	— +
Total distributions:	(0.82)		(0.82)	(1.41)	(1.41)	(0.28)	(0.28)	—	—	(0.09)
Redemption fees added to paid in capital	—	+	— +	— +	— +	— +	— +	— +	— +	—
Net increase/(decrease) in net asset value	0.95		1.06	2.28	2.40	4.12	4.21	(2.73)	(2.02)	0.52
Net asset value, end of period	$19.40		$19.77	$18.45	$18.71	$16.17	$16.31	$12.05	$12.10	$14.78
Total Return	9.63%		10.08%	22.77%	23.31%	36.49%	37.08%	(18.47)%	(14.31)%	4.27%
Ratios/supplemental data:
Net assets, end of period (000s)	$323,125		$34,442	$187,230	$10,491	$128,317	$3,926	$91,979	$214	$115,546
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.96)%		(0.53)%	(1.21)%	(0.76)%	(1.28)%	(0.82)%	(1.30)%	(1.13)%*	(1.04)%
Operating expenses including reimbursement/waiver	1.73	%(1)	1.34%	1.78%	1.34%	1.83%	1.35%	1.85%	1.85%*	1.65%
Operating expenses excluding reimbursement/waiver	1.98%		1.66%	1.80%	1.48%	1.89%	1.74%	1.89%	1.85%*	1.99%
Portfolio turnover rate	181%		181%	207%	207%	190%	190%	147%	147%	140%

* Annualized.

+ Amount represents less than $0.01 per share.

(a) The Fund began offering Institutional Class shares on June 6, 2002.

(1) Effective July 1, 2005, the net expense cap changed from 1.78% to 1.69%.

	Forward Hoover Mini-Cap Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
	Year Ended December 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003(1)	Year Ended December 31, 2003(2)
Net asset value, beginning of period	$16.26	$16.38	$14.21	$14.24	$10.00	$13.02
Income/(loss) from operations:
Net investment loss	(0.20)	(0.11)	(0.19)	(0.09)	(0.13)	(0.03)
Net realized and unrealized gain on investments	2.20	2.23	2.41	2.40	4.52	1.43
Total from operations	2.00	2.12	2.22	2.31	4.39	1.40
Less distributions:
From capital gains	(0.45)	(0.45)	(0.17)	(0.17)	(0.18)	(0.18)
Total distributions	(0.45)	(0.45)	(0.17)	(0.17)	(0.18)	(0.18)
Redemption fees added to paid in capital	— +	— +	— +	— +	— +	— +
Net increase in net asset value	1.55	1.67	2.05	2.14	4.21	1.22
Net asset value, end of period	$17.81	$18.05	$16.26	$16.38	$14.21	$14.24
Total Return	12.28%	12.92%	15.64%	16.24%	43.91%	10.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,741	$31,088	$7,722	$24,706	$6,027	$9,373
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(1.25)%	(0.69)%	(1.41)%	(0.86)%	(1.67)%	(1.04)%
Operating expenses including reimbursement/waiver	1.99%	1.43%	1.95%	1.43%	1.99%	1.43%*
Operating expenses excluding reimbursement/waiver	1.99%	1.71%	2.21%	1.87%	4.84%	3.44%*
Portfolio turnover rate	277%	277%	306%	306%	421%	421%

* Annualized.

+ Amount represents less than $0.01 per share.

(1) The Fund began offering Investor Class shares on January 1, 2003.

(2) The Fund began offering Institutional Class shares on August 15, 2003.

	Forward Uniplan Real Estate Investment Fund - Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net asset value, beginning of period	$16.62	$14.01	$11.24	$11.43	$10.91
Income/(loss) from operations:
Net investment income	0.45	0.48	0.39	0.44	0.52
Net realized and unrealized gain/(loss) on investments	1.35	3.48	2.76	(0.02)	0.70
Total from operations	1.80	3.96	3.15	0.42	1.22
Less distributions:
From net investment income	(0.22)	(0.59)	(0.31)	(0.44)	(0.44)
From capital gains	(1.50)	(0.76)	(0.07)	(0.17)	(0.18)
Tax return of capital	(0.01)	—	—	—	(0.08)
Total distributions	(1.73)	(1.35)	(0.38)	(0.61)	(0.70)
Redemption fees added to paid in capital	— +	— +	— +	— +	—
Net increase/(decrease) in net asset value	0.07	2.61	2.77	(0.19)	0.52
Net asset value, end of period	$16.69	$16.62	$14.01	$11.24	$11.43
Total Return	11.01%	28.77%	28.53%	3.56%	11.31%
Ratios/supplemental data:
Net assets, end of period (000s)	$43,288	$48,346	$36,735	$23,456	$15,085
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	2.69%	3.17%	3.30%	4.03%	4.63%
Operating expenses including reimbursement/waiver	1.79%	1.85%	1.91%	1.94%	1.80%
Operating expenses excluding reimbursement/waiver	1.79%	1.85%	2.16%	2.09%	2.41%
Portfolio turnover rate	21%	32%	17%	22%	7%

+ Amount represents less than $0.01 per share.

	Sierra Club Equity Income Fund(4) - Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2003(1)
Net asset value, beginning of period	$12.05	$11.66		$10.00
Income/(loss) from operations:
Net investment income/(loss)	0.01	(0.02)		(0.04)
Net realized and unrealized gain on investments	0.05	1.09		1.90
Total from operations	0.06	1.07		1.86
Less distributions:
From net investment income	(0.01)	—		—
From capital gains	(0.62)	(0.68)		(0.20)
Total distributions	(0.63)	(0.68)		(0.20)
Redemption fees added to paid in capital	— +	—	+	— +
Net increase/(decrease) in net asset value	(0.57)	0.39		1.66
Net asset value, end of period	$11.48	$12.05		$11.66
Total Return	0.49%	9.18%		18.65%
Ratios/supplemental data:
Net assets, end of period (000s)	$30,146	$30,422		$26,882
Ratios to average net assets:
Net investment income/(loss) including reimbursement/ waiver	0.12%	(0.18)%		(0.36)%
Operating expenses including reimbursement/waiver	1.69%	1.72	%(2),(3)	1.84%
Operating expenses excluding reimbursement/waiver	1.87%	2.01	%(2)	2.60%
Portfolio turnover rate	89%	79%		62%

+ Amount represents less than $0.01 per share.

(1) The Fund commenced operations on January 1, 2003.

(2) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.

(3) Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%.

(4) Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

	Sierra Club Stock Fund - Investor Class
	Investor Class	Investor Class		Investor Class	Investor Class	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net asset value, beginning of period	$11.99	$10.39		$7.87	$10.32	$11.96
Income/(loss) from operations:
Net investment income/(loss)	(0.08)	(0.05)		(0.05)	(1.15)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.31	1.74		2.57	(1.30)	(1.62)
Total from operations	0.23	1.69		2.52	(2.45)	(1.64)
Less distributions:
From capital gains	(0.30)	(0.09)		—	—	—
Total distributions	(0.30)	(0.09)		—	—	—
Redemption fees added to paid in capital	— +	—	+	— +	— +	—
Net increase/(decrease) in net asset value	(0.07)	1.60		2.52	(2.45)	(1.64)
Net asset value, end of period	$11.92	$11.99		$10.39	$7.87	$10.32
Total Return	1.95%	16.23%		32.02%	(23.74)%	(13.71)%
Ratios/supplemental data:
Net assets, end of period (000s)	$24,272	$20,201		$8,155	$518	$25,903
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.72)%	(0.70)%		(0.95)%	(0.34)%	(0.15)%
Operating expenses including reimbursement/waiver	1.69%	1.70	%(1),(2)	1.84%	1.86%	1.50%
Operating expenses excluding reimbursement/waiver	2.29%	2.70	%(1)	6.32%	1.96%	1.91%
Portfolio turnover rate	70%	93%		56%	88%	73%

(1) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.

(2) Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%.

+ Amount represents less than $0.01 per share.

FORWARD FUNDS PRIVACY POLICY

(Not a part of the Prospectus)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of Information about you:

•                  Information we receive from you on applications or other forms; and

•                  Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

FORWARD FUNDS

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Forward Uniplan Real Estate Investment Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISORS

Pictet Asset Management Limited

Forward Global Emerging Markets Fund, Forward International Equity Fund and Forward International Small Companies Fund

Hoover Investment Management Co., LLC

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Netols Asset Management Inc.

Conestoga Capital Advisors, LLC

Riverbridge Partners, LLC

Forward Legato Fund

Forward Uniplan Advisors, Inc.

Forward Uniplan Real Estate Investment Fund and Sierra Club Equity Income Fund

New York Life Investment Management LLC

Sierra Club Equity Income Fund and Sierra Club Stock Fund

ADMINISTRATOR

ALPS Mutual Fund Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Mutual Funds Services, Inc.

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Forward Uniplan Real Estate Investment Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

WANT MORE INFORMATION?

You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund’s performance, include the Funds’ financial statements, and discuss the market conditions and strategies that significantly affected the Funds’ performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional and more detailed information about each Fund and is considered a part of this Prospectus. The SAI also contains a description of the Funds’ policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809. Or go to www.forwardfunds.com or www.sierraclubfunds.com and download a free copy.

2. Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.

3. Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722

PROSPECTUS

Class A and Class C shares

May 1, 2006

Small Cap

Forward Emerald Growth Fund

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Legato Fund

Banking and Finance

Forward Emerald Banking and Finance Fund

Long/Short

Forward Emerald Opportunities Fund

Forward Sustainable

Sierra Club Stock Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers five other portfolios and Investor Class and Institutional Class shares of certain of the Forward Funds by separate prospectus, which is available upon request.

SIERRA CLUB STOCK FUND
Objective	34
Principal Investment Strategy	34
What are the Principal Risks of Investing in the Sierra Club Stock Fund?	35
Performance History	36
Fund Fees and Expenses	38
Additional Investment Strategies of the Sierra Club Stock Fund	40
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	42
MANAGEMENT OF THE FUNDS	44
Investment Advisor	44
Sub-Advisors	46
Hiring Sub-Advisors Without Shareholder Approval	52
VALUATION OF SHARES	53
PURCHASING SHARES	55
How to Buy Shares	55
Share Classes	56
Sales Charges	56
Exchange Privilege	60
Pricing of Fund Shares	60
Customer Identification Program	61
eDelivery	62
Other Information	62
REDEEMING SHARES	63
Short-Term Redemption Fee	63
How To Redeem Shares	63
POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS	67
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS	68
DIVIDENDS AND TAXES	69
Federal Taxes	69
PORTFOLIO HOLDINGS DISCLOSURE	71
GENERAL INFORMATION	71
FINANCIAL HIGHLIGHTS	72
FORWARD FUNDS PRIVACY POLICY	83

FORWARD EMERALD GROWTH FUND

Objective

The Forward Emerald Growth Fund seeks long-term growth through capital appreciation. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Potential for Growth

Under normal circumstances the Forward Emerald Growth Fund invests a minimum of 80% of its net assets, plus borrowings for investment purposes, if any, in common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the sub-advisor’s research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets and that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are defined by the Fund’s sub-advisor as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index. During periods of unusual market volatility, however, the Fund’s sub-advisor may find fewer investment opportunities in small company stocks and may invest predominantly in larger-capitalization stocks.

What are the Principal Risks of Investing in the Forward Emerald Growth Fund?

As with any mutual fund investment, an investment in the Forward Emerald Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated,

1

the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

Performance History

The bar chart below shows the annual total return of the Class A shares of the Forward Emerald Growth Fund for the years indicated, together with the best and worst quarters during those years. The returns do not reflect the Class A shares’ maximum 4.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown.

Class C shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses and sales charges. Currently, the annual expense ratio of the Class A shares is lower than the annual expense ratio of the Class C shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, ten years and the life of the Class A shares compare with those of two broad measures of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The performance results shown include unusually high results achieved in 1999 due to the high performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

1996	21.45%
1997	26.33%
1998	(12.44)%
1999	96.35%
2000	(21.85)%
2001	2.58%
2002	(27.81)%
2003	50.81%
2004	4.14%
2005	8.62%

Best Quarter – December 31, 1999	65.63%
Worst Quarter – September 30, 1998	-26.46%

2

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception
Forward Emerald Growth Fund Class A(1)
Return Before Taxes	8.62%	4.79%	10.04%	12.84%
Return After Taxes on Distributions(2)	7.77%	4.54%	8.42%	11.44%
Return After Taxes on Distributions and Sales of Fund Shares(2)	6.70%	4.10%	8.02%	10.88%
Russell 2000 Growth Index(3)	4.15%	2.28%	4.69%	7.77%
Russell 2000 Index(3)	4.55%	8.22%	9.26%	11.47%
Forward Emerald Growth Fund Class C(1)
Return Before Taxes	7.85%	4.13%	N/A	0.48%
Russell 2000 Growth Index(3)	4.15%	2.28%	N/A	-2.75%
Russell 2000 Index(3)	4.55%	8.22%	N/A	6.27%

(1)

The Fund began offering Class A shares on October 1, 1992. The Fund began offering Class C shares on July 1, 2000. Prior to July 1, 2001 the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

(2)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

(3)

Effective November 1, 2005, the Fund’s benchmark is the Russell 2000 Growth Index. The benchmark was changed because the sub-advisor believed the Russell 2000 Growth Index is a more appropriate index for a fund with a growth strategy. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. Prior to November 1, 2005, the Fund’s benchmark index was the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

3

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Growth Fund.

Shareholder Fees

As an investor in Class A shares of the Forward Emerald Growth Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than one year after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees(1)	0.35%	0.75%
Other Expenses(2)	0.28%	0.54%
Total Annual Fund Operating Expenses	1.38%	2.04%
Fee Waiver(3)	0.00%	0.00%
Net Expenses	1.38%	2.04%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)

The Fund has adopted a Distribution Plan pursuant to up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses, and a Distribution Services Agreement pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

(2)

Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. Pursuant to the Distribution Services Agreement, up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing expenses.

(3)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees through June 30, 2007 in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ Total Annual Fund Operating Expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.25% and 2.90%, respectively.

4

Examples

These Examples are intended to help you compare the costs of investing in the Forward Emerald Growth Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$609	$307
3 Years	$891	$639
5 Years	$1,194	$1,098
10 Years	$2,052	$2,366

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$609	$207
3 Years	$891	$639
5 Years	$1,194	$1,098
10 Years	$2,052	$2,366

(1)

The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

5

FORWARD HOOVER SMALL CAP EQUITY FUND

Objective

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in the equity securities of small capitalization companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund currently intends that the market capitalization of these companies shall be no larger than $2 billion at the time of initial purchase. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

The Fund may also invest up to 20% of its assets in foreign investments and up to 5% of its assets in securities in emerging markets. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets. Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund’s sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments.

What are the Principal Risks of Investing in the Forward Hoover Small Cap Equity Fund?

As with any mutual fund investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Hoover Small Cap Equity Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

6

•      Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•      Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

7

Performance History

The bar chart below shows the annual total return of the Investor Class shares, which are not offered in this Prospectus, of the Forward Hoover Small Cap Equity Fund for the years indicated, together with the best and worst quarters during those years. Returns of Investor Class shares are shown because Class A shares of the Fund are new and were not offered during the periods shown. Class A shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual total returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class is the same as the estimated expense ratio of the Class A shares. The returns do not reflect the sales charge (load) imposed on Class A shares, which would reduce performance. If the sales charge were reflected, annual total returns would be less than that shown.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Investor Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Investor Class Shares of the Fund compare with those of a broad measure of market performance. The annual total returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Before and after tax returns are shown for Investor Class shares only and returns for Class A shares will vary.

1999	7.03%
2000	17.88%
2001	4.27%
2002	(18.47)%
2003	36.49%
2004	22.77%
2005	9.63%

Best Quarter - December 31, 2001	22.07%
Worst Quarter – September 30, 2002	-17.88%

8

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	Since Inception
Forward Hoover Small Cap Equity Fund Investor Class(1)
Return Before Taxes	9.63%	9.32%	11.80%
Return After Taxes on Distributions(2), (3)	8.68%	8.82%	11.42%
Return After Taxes on Distributions and Sales of Fund Shares(2), (3)	6.87%	8.02%	10.38%
Russell 2000 Index(4)	4.55%	8.22%	10.25%

(1)	The Fund began offering Investor Class shares on October 1, 1998. The Fund began offering Class A shares on May 2, 2005.

(2)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.

(3)

The Average Annual Total Returns presented are for Investor Class shares, which are not offered in this prospectus, but which would have similar annual returns because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class shares is the same as the estimated expense ratio of the Class A shares, although the Class A shares have a front-end sales charge. Accordingly, performance would have been lower if Class A share sales charges were reflected.

(4)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

9

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A
Management Fee	1.04%
Distribution (12b-1) Fees(1)	0.25%
Other Expenses(2)	0.63%
Total Annual Fund Operating Expenses(3)	1.92%
Fee Waiver(4)	-0.23%
Net Expenses	1.69%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

(2)

Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average net assets attributable to the Class A shares may be used to pay shareholder servicing fees.

(3)

If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.66% for Class A. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s Class A shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

10

Example

This Example is intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$639
3 Years	$1,028
5 Years	$1,442
10 Years	$2,591

11

FORWARD INTERNATIONAL SMALL COMPANIES FUND

Objective

The Forward International Small Companies Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalizations Located Outside the United States

The Forward International Small Companies Fund invests at least 80% of its net assets, plus borrowings, if any, in equity securities of companies with small market capitalizations located outside the United States. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its assets in medium and large capitalization companies. The Fund normally will invest its assets among countries throughout the world including countries considered to be emerging market countries.

For the Fund, equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund considers companies to be small cap companies if they are in the same size range as the bottom 90% of the universe of companies listed in developed countries outside the U.S. when these companies are ranked by market capitalization. These small cap companies usually have individual market capitalizations of $3 billion or less, but may be larger.

The Fund’s sub-advisor uses a “bottom-up” approach to try to identify companies with outstanding investment potential. The goal is to identify approximately 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

•      Research short list

•      Primary research

•      Stock selection

The Fund’s sub-advisor screens more than 8,000 companies to obtain a list of candidates for the next stage using screening parameters and other inputs. The sub-advisor uses both an absolute measure of value, based on returns to equity investors, and a relative measure, based on return on capital employed.

At the primary research stage, the sub-advisor conducts a detailed review of the investment candidate. Topics covered include strategy, operations, internal controls, and management. The sub-advisor also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, at the stock selection stage, the sub-advisor constructs the portfolio using a team approach. The Fund’s exposure is monitored at the regional, sector and stock level.

12

What are the Principal Risks of Investing in the Forward International Small Companies Fund?

As with any mutual fund investment, an investment in the Forward International Small Companies Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

•      Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

13

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

Performance History

The bar chart on the next page shows the annual total return of the Institutional Class shares, which are not offered in this Prospectus, of the Forward International Small Companies Fund for the years indicated, together with the best and worst quarters during those years. Returns of Institutional Class shares are shown because Class A shares of the Fund are new and were not offered during the periods shown. Class A shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual total returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class is lower than the estimated expense ratio of the Class A shares. Accordingly, performance would have been lower if Class A share expenses were reflected. In addition, the returns do not reflect the sales charge (load) imposed on Class A shares, which would also reduce performance. If the sales charge were reflected, annual total returns would be less than that shown.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Class shares from year to year and by showing how the average annual returns of the Fund’s Institutional Class shares for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Before and after tax returns are shown for Institutional Class shares only and returns for Class A shares will vary. The Institutional Class of the Pictet International Small Companies Fund was reorganized into the Institutional Class of the Forward International Small Companies Fund on December 23, 2003. Performance figures shown below for periods before December 23, 2003 represent performance of the Institutional Class of Pictet International Small Companies Fund.

14

1997	(7.68)%
1998	5.35%
1999	86.45%
2000	6.56%
2001	(27.95)%
2002	(11.87)%
2003	61.95%
2004	25.99%
2005	26.81%

Best Quarter – December 31, 1999	44.70%
Worst Quarter – September 30, 2001	-19.40%

Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Forward International Small Companies Fund Institutional Class(1)
Return Before Taxes	26.81%	10.44%	12.70%
Return After Taxes on Distributions(2),(3)	24.73%	9.94%	10.34%
Return After Taxes on Distributions and Sales of Fund Shares(2),(3)	18.46%	8.89%	9.71%
HSBC World Excluding U.S. Smaller Companies Index (with dividends reinvested)(4)	21.33%	N/A	N/A
HSBC World Excluding U.S. Smaller Companies Index (without dividends reinvested)(4)	18.52%	13.55%	7.58%

(1)	The Fund began offering Institutional Class shares on February 7, 1996. The Fund began offering Class A shares on May 2, 2005.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for other classes will vary.

(3)

The Average Annual Total Returns presented are for Institutional Class shares, which are not offered in this prospectus, but which would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the estimated expense ratio of the Class A shares. In addition, the Class A shares have a front-end sales charge. Accordingly, performance would have been lower if Class A share expenses were reflected.

(4)

The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. Before October 1, 2005, the Fund’s primary benchmark was the HSBC World Excluding U.S. Smaller Companies Index (not adjusted to reflect the reinvestment of dividends) As of October 1, 2005, the Fund changed its primary benchmark to the HSBC World Excluding U.S. Smaller Companies Index (adjusted to reflect the reinvestment of dividends). This index is expected to be a better benchmark of the Fund’s performance. Investors cannot invest directly in the index. The index figures do not reflect any deductions for fees, expenses or taxes.

15

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Small Companies Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment	Class A
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A
Management Fee	1.00%
Distribution (12b-1) Fees(1)	0.35%
Other Expenses(2)	0.47%
Total Annual Fund Operating Expenses(3)	1.82%
Fee Waiver(4)	-0.26%
Net Expenses	1.56%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

(2)

Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average net assets attributable to the Class A shares may be used to pay shareholder servicing fees.

(3)

If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.71% for Class A. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s Class A shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.56%. For the three years following the date on which the expense was incurred the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

16

Example

This Example is intended to help you compare the costs of investing in the Forward International Small Companies Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$626
3 Years	$996
5 Years	$1,390
10 Years	$2,488

17

FORWARD LEGATO FUND

Objective

The Forward Legato Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $3 Billion

The Forward Legato Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3 billion at the time of initial purchase. The Fund’s sub-advisors are not required to sell a stock for which the market capitalization exceeds $3 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise, that in the sub-advisor’s opinion, are better. The Fund may also invest up to 20% of its assets in foreign investments. The Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

The Fund employs a “multi-manager” approach whereby portions of the Fund are allocated by the investment advisor to different sub-advisors who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

•      Growth Style Investment Managers - emphasize investments in equity securities of companies with above-average earnings growth prospects.

•      Value Style Investment Managers - emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.

•      Core Style Investment Managers - emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The Fund’s assets are currently allocated among three sub-advisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time. Riverbridge Partners, LLC believes earnings power determines the value of a franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in what the portfolio manager believes to be high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic

18

conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles: 1) invest in well-managed companies capable of growing through multiple business cycles; 2) purchase companies at reasonable valuations relative to their internal growth rates; and 3) permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index.  There is no assurance that each sub-adviser will be able to successfully identify securities in accordance with these strategies.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

What Are the Principal Risks of Investing in the Forward Legato Fund?

As with any mutual fund investment, an investment in the Forward Legato Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Forward Legato Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through

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periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•      Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•      Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

Performance History

The Forward Legato Fund commenced operations on April 1, 2005 and therefore does not have a full calendar year of investment returns. Once the Fund has performance history for at least one calendar year, a bar chart and performance table will be included in the prospectus.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Legato Fund.

Shareholder Fees

As an investor in Class A shares of the Forward Legato Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

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Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A
Management Fee	1.00%
Distribution (12b-1) Fees(1)	0.35%
Other Expenses(2),(3)	2.02%
Total Annual Fund Operating Expenses(4)	3.37%
Fee Waiver(5)	-1.58%
Net Expenses	1.79%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the average net assets attributable to the Fund attributable to Class A shares may be used to pay distribution expenses.

(2)	Other expenses are based on estimated amounts for the current fiscal year, including current fees for Transfer Agent and Fund Administration services.

(3)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average net assets attributable to Class A shares of the Fund may be used to pay shareholder servicing fees.

(4)

If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 2.31% for Class A. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(5)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007, in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.79%. For the three years following the date on which the expense was incurred the investment advisor is entitled to a reimbursement from the Fund or any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the costs of investing in the Forward Legato Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$648
3 Years	$1,321
5 Years	$2,016
10 Years	$3,853

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FORWARD EMERALD BANKING AND FINANCE FUND

Objective

The Forward Emerald Banking and Finance Fund seeks long-term growth through capital appreciation. Income is a secondary objective. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies Principally Engaged in the Banking and Financial Services Industries

To pursue its objectives, the Forward Emerald Banking and Finance Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of companies principally engaged in the banking or financial services industries. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders.

While the Fund can invest in companies of varying sizes, it will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. In addition, under normal circumstances, the Fund will invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For investment purposes, a company (or holding company) is defined as “principally engaged” in banking or financial services industries if:

(i)	at least 50% of either the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products, or

(ii)	at least 50% of the assets were devoted to such activities, based on the company’s most recent fiscal year.

Companies in the banking industry include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

Under normal circumstances the Fund invests in common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund utilizes a growth approach to choosing securities: the sub-advisor’s research staff conducts company-specific fundamental research analysis to attempt to identify companies whose earnings growth rate exceeds that of their peer group. Companies with a leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund’s sub-advisor as having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

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What are the Principal Risks of Investing in the Forward Emerald Banking and Finance Fund?

As with any mutual fund investment, an investment in the Forward Emerald Banking and Finance Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. Loss of money is a risk of investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•      Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

•      Industry Concentration

The Fund concentrates 80% or more of its total assets in securities of companies principally engaged in the banking or financial services industries, and invests at least 25% of its total assets in securities of companies in each industry. As a result, the Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments in, or related to, the banking and financial services industries. The banking and financial services industries are comparatively narrow segments of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the banking and financial services industries. The value of the Fund’s shares is particularly vulnerable to factors affecting the banking and financial services industries, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

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•      Non-Diversification

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Performance History

The bar chart below shows the annual total return of the Class A shares of the Forward Emerald Banking and Finance Fund for the years indicated, together with the best and worst quarters during those years. The returns do not reflect the Class A shares’ maximum 4.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown.

Class C shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses and sales charges. Currently, the annual expense ratio of the Class A shares is lower than the annual expense ratio of the Class C shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

1998	(20.54)%
1999	16.62%
2000	15.10%
2001	15.54%
2002	14.60%
2003	44.59%
2004	20.70%
2005	2.81%

Best Quarter – September 30, 1997	27.49%
Worst Quarter – September 30, 1998	-27.35%

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Average Annual Total Returns (For the period ended December 31, 2005)	1 Year	5 Years	Since Inception
Forward Emerald Banking and Finance Fund Class A(1)
Return Before Taxes	2.81%	18.90%	14.77%
Return After Taxes on Distributions(2)	1.82%	18.18%	14.10%
Return After Taxes on Distributions and Sales of Fund Shares(2)	3.14%	16.48%	12.94%
Russell 2000 Index(3)	4.55%	8.22%	8.37%
Forward Emerald Banking and Finance Fund Class C(1)
Return Before Taxes	2.16%	18.14%	20.57%
Russell 2000 Index(3)	4.55%	8.22%	6.27%

(1)

The Fund began offering Class A shares on February 18, 1997. The Fund began offering Class C shares on July 1, 2000. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective.

(2)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. After-tax returns are shown only for the Class A shares. After-tax returns for other classes will vary.

(3)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

25

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Banking and Finance Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than one year after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fees	0.94%	0.94%
Distribution (12b-1) Fees(1)	0.35%	0.75%
Other Expenses(2)	0.27%	0.53%
Total Annual Fund Operating Expenses	1.56%	2.22%
Fee Waiver(3)	0.00%	0.00%
Net Expenses	1.56%	2.22%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)

The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses, and a Distribution Services Agreement pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

(2)

Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. Pursuant to the Distribution Services Agreement, up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing expenses.

(3)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees through June 30, 2007 in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ Total Annual Fund Operating Expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.35% and 3.00%, respectively.

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Examples

These Examples are intended to help you compare the costs of investing in the Forward Emerald Banking and Finance Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$626	$325
3 Years	$944	$694
5 Years	$1,284	$1,189
10 Years	$2,241	$2,551

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$626	$225
3 Years	$944	$694
5 Years	$1,284	$1,189
10 Years	$2,241	$2,551

(1)

The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

27

FORWARD EMERALD OPPORTUNITIES FUND

Objective

The Forward Emerald Opportunities Fund seeks to achieve capital appreciation. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Growth Potential

The Forward Emerald Opportunities Fund will invest principally in equity securities of companies that are believed to be poised for significant growth, including companies of various sizes in a wide range of industries. Under normal conditions, the Fund will invest at a minimum 25% of its total assets in a non-diversified portfolio of equity securities of public companies in the technology sector that the Fund’s sub-advisor believes have a significant potential for growth. For investment purposes, the technology sector is defined as a broad range of industries comprised of companies that produce and/or develop products, processes or services that will provide or will benefit significantly from technological advances and improvements (e.g. research and development).

The Fund will invest principally in common stocks, but may also invest in preferred stocks and securities convertible into common or preferred stocks of companies that are believed to be poised for significant growth. The Fund utilizes a growth approach to choosing securities: the sub-advisor’s research staff conducts company-specific fundamental research analysis to attempt to identify companies whose earnings growth rate exceeds their peer group.

Companies with a perceived leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored. As a result of the Fund being a non-diversified portfolio, the Fund can invest a larger percentage of its assets in a particular company than the typical diversified mutual fund.

The Fund may invest a portion of its assets in options and futures. It may also sell securities short. The Fund engages in the short sales of stocks when the Fund’s sub-advisor believes that their price is over-valued and may decline. These practices are used primarily to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund’s sub-advisor as having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

What are the Principal Risks of Investing in the Forward Emerald Opportunities Fund?

As with any mutual fund investment, an investment in the Forward Emerald Opportunities Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

28

•      Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•      Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

•      Industry Concentration - Technology Sector

Under normal market conditions, the Fund will invest a minimum of 25% of its total assets, in technology companies. By doing so, the Fund will be exposed to the risk of incurring substantial losses, depending upon the market’s overall reception to companies’ technology-related products or services. Companies in the same sector are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly to these or other market conditions. Equity securities of companies within the technology sector may have increased price volatility due to the heightened competition and rapid pace of change that is commonly experienced within that industry sector. As a result, a portfolio of technology company stocks is likely to be more volatile in price than one that includes investments in companies operating in a wider number of industry sectors.

•      Non-Diversification

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

•      Options, Futures and Short-Selling Strategies

The Fund may invest a portion of its assets in options and futures and may engage in short selling. If the Fund purchases an option that expires without value, it will have incurred an expense in the amount of the cost of the option. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction. Although the Fund’s gain is limited to the amount received upon selling a security short, its loss on a short sale is potentially unlimited, which may exceed the amount invested by the Fund. These strategies could result in higher operating costs for the Fund.

29

•      Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

Performance History

The bar chart below shows the annual total return of the Class A shares of the Forward Emerald Opportunities Fund for the years indicated, together with the best and worst quarters during those years. The returns do not reflect the Class A shares’ maximum 4.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown. Class C shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses and sales charges. Currently, the annual expense ratio of the Class A shares is lower than the annual expense ratio of the Class C shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Class A shares compare with those of two broad measures of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The performance results shown include unusually high results achieved in 1999 due to the performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

1998	2.07%
1999	186.16%
2000	(37.17)%
2001	(45.22)%
2002	(47.36)%
2003	74.83%
2004	(4.84)%
2005	12.32%

Best Quarter - December 31, 1999	103.57%
Worst Quarter – March 31, 2001	-42.68%

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Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Forward Emerald Opportunities Fund Class A(1)
Return Before Taxes	12.32%	-11.63%	0.63%
Return After Taxes on Distributions(2)	12.32%	-11.93%	-0.41%
Return After Taxes on Distributions and Sale of Fund Shares(2)	8.01%	-9.63%	0.24%
S&P Composite 1500 Index(3)	5.68%	1.49%	6.04%
Russell 2000 Growth Index(3)	4.15%	2.28%	2.70%
Russell 2000 Index(3)	4.55%	8.22%	7.00%

Forward Emerald Opportunities Fund Class C(1)
Return Before Taxes	11.90%	-12.03%	-17.84%
S&P Composite 1500 Index(3)	5.68%	1.49%	-0.05%
Russell 2000 Growth Index(3)	4.15%	2.28%	-2.75%
Russell 2000 Index(3)	4.55%	8.22%	6.27%

(1)

The Fund began offering Class A shares on October 31, 1997. The Fund began offering Class C shares on July 1, 2000. Prior to September 29, 2005, the Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. Accordingly, performance figures for periods before September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector.

(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. After-tax returns are shown only for the Class A shares. After-tax returns for other classes will vary.

(3)

Effective May 1, 2006, the Fund’s benchmark is the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad-based capitalization weighted index comprised of the S&P 400, S&P 500 and S&P 600. The Index represents 90% of the U.S. equity market. The benchmark was changed because the sub-advisor believes that a broader index is a more appropriate benchmark for the Fund, which seeks to achieve its objective by investing in securities of all market capitalizations. From November 1, 2005 — April 30, 2006, the Fund’s benchmark was the Russell 2000 Growth Index, which was chosen because the sub-advisor believed it was an appropriate index for a Fund with a growth strategy. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. Prior to November 1, 2005, the Fund’s benchmark was the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

31

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Opportunities Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than one year after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees(1)	0.50%	0.75%
Other Expenses(2)	1.64%	1.88%
Total Annual Fund Operating Expenses(3)	3.14%	3.63%
Fee Waiver(4)	-1.15%	-1.14%
Net Expenses	1.99%	2.49%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)

The Fund has adopted a Distribution Plan pursuant to which up to 0.50% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses, and a Distribution Services Agreement pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

(2)

Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. Pursuant to the Distribution Services Agreement, up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing expenses.

(3)

If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 2.75% for Class A and 3.17% for Class C. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)

The Fund’s investment advisor has contractually agreed to waive a portion of its fees through June 30, 2007 in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.99% and 2.49%, respectively.  Prior to May 1, 2006, the Fund’s investment advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.90% and 3.40%, respectively.

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Examples

These Examples are intended to help you compare the costs of investing in the Forward Emerald Opportunities Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$667	$352
3 Years	$1,295	$1,006
5 Years	$1,945	$1,781
10 Years	$3,679	$3,810

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$667	$252
3 Years	$1,295	$1,006
5 Years	$1,945	$1,781
10 Years	$3,679	$3,810

(1)   The Example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

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SIERRA CLUB STOCK FUND

Objective

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies - Investing in Stocks of Domestic and Foreign Companies

The Sierra Club Stock Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common and preferred stock and securities convertible into common or preferred stock. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its assets in foreign securities.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Additional Investment Strategies for the Sierra Club Stock Fund” in this Prospectus. As a general matter these principles and standards exclude companies that engage in (1) production activities that cause actual harm to the environment and health and (2) corporate activities that suggest indifference or a negative corporate attitude towards the environment, health and certain social and human rights concerns.

A multi-style, multi-manager approach is used to manage the Fund. Two different managers, Forward Management, LLC (“Forward Management”) and New York Life Investment Management LLC (“NYLIM”), use distinct investment styles as co-managers of the Fund.

Forward Management employs an index-like approach to constructing the portion of the Fund’s portfolio that it directly manages. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. Forward Management invests its portion of the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management constructs the portfolio using the following process: First, potential investments are passed through the qualitative process used to identify securities for the Sierra Club Funds’ portfolios. (See “Additional Investment Strategies for the Sierra Club Stock Fund” in this Prospectus.) Second, Forward Management evaluates and screens those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management identifies the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest its portion of the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter. In addition, Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund or no longer meets the environmental and social criteria of the Sierra Club. NYLIM generally invests in “value stocks” of companies with market capitalization above $500 million. “Value stocks” are those it determines (1) have strong operating factors (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have attractive valuation factors relative to the rest of the equity markets. NYLIM applies quantitative methods to analyze the relative quality and value of the stocks.

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What are the Principal Risks of Investing in the Sierra Club Stock Fund?

As with any mutual fund investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Environmental and Social Guidelines

Because of the Fund’s strict environmental and social guidelines, Forward Management and NYLIM on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so. In addition, the implementation of the Fund’s environmental and social guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark.

Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Sierra Club Stock Fund, Forward Management and NYLIM each make investment decisions independently, and it is possible that the investment styles of Forward Management and NYLIM may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

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Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

Performance History

The bar chart below shows the annual total return of the Investor Class shares, which are not offered in this Prospectus, of the Sierra Club Stock Fund, for the years indicated, together with the best and worst quarters during those years. Returns of Investor Class shares are shown because Class A shares of the Fund are new and were not offered during the periods shown. Class A shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual total returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class is the same as the estimated expense ratio of the Class A shares. The returns do not reflect the sales charge (load) imposed on Class A shares, which would also reduce performance. If the sales charge were reflected, annual total returns would be less than that shown. On January 1, 2006, Forward Management took over portfolio management for a portion of the Fund that previously was managed by a sub-advisor.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class shares from year to year and by showing how the average annual returns of the Fund’s Investor Class shares for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Before and after tax returns are shown for Investor Class shares only and returns for Class A shares will vary.

1999	19.50%
2000	(3.81)%
2001	(13.71)%
2002	(23.47)%
2003	32.02%
2004	16.23%
2005	1.95%

Best Quarter – June 30, 2003	15.21%
Worst Quarter – September 30, 2002	-20.11%

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Average Annual Total Returns For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Sierra Club Stock Fund Investor Class(1),(2)
Return Before Taxes	1.95%	0.58%	5.07%
Return After Taxes on Distributions(3),(4)	1.52%	0.48%	4.38%
Return After Taxes on Distributions and Sales of Fund Shares(3),(4)	1.73%	0.49%	4.08%
S&P 500 Index(5)	4.91%	0.54%	4.44%

(1)   The Fund began offering Investor Class shares on October 1, 1998. The Fund began offering Class A shares on May 2, 2005.

(2)   Forward Management LLC and New York Life Investment Management LLC have been managing the Fund’s portfolio since January 1, 2006. Between January 1, 2003 and December 31, 2005, New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C. were the Fund’s sub-advisors and the strategy for the portion of the Fund that Forward Management manages was different. Prior to January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Accordingly, performance figures for periods before January 1, 2006, do not reflect the current strategy or Forward Management’s performance.

(3)   After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Investor Class shares. After-tax returns for other classes will vary.

(4)   The Average Annual Total Returns presented are for Investor Class shares, which are not offered in this prospectus but which would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Investor Class shares is the same as the estimated expense ratio of the Class A shares although the Class A shares have a front-end sales charge. Accordingly, performance would have been lower if Class A share sales charges were reflected.

(5)   The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. Investors cannot invest directly in the index. Index figures do not reflect any deduction for fees, expenses or taxes.

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Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	4.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 60 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.

Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A
Management Fee	0.85%
Distribution (12b-1) Fees(1)	0.35%
Other Expenses(2)	1.07%
Total Annual Fund Operating Expenses(3)	2.27%
Fee Waiver(4)	-0.78%
Net Expenses	1.49%

*      This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)   The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to Class A shares may be used to pay distribution expenses.

(2)   Expense information has been restated to reflect current fees for Transfer Agent and Fund Administration services. The Fund has adopted a Shareholder Services Plan of which up to 0.10% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay shareholder servicing fees.

(3)   If the expense ratio had been calculated using the average net assets of the Fund as of March 31, 2006 and the Fund’s current budgeted 2006 operating expenses, the Total Annual Fund Operating Expenses for the Fund (before Fee Waiver) would be 1.65% for Class A. Actual expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.

(4)   The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.49%. For the three years following the date on which the expense was incurred, the investment advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

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Example

This Example is intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$619
3 Year	$1,079
5 Year	$1,564
10 Year	$2,895

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Additional Investment Strategies for the Sierra Club Stock Fund

Summary of Environmental and Social Guidelines

The Sierra Club seeks to protect the wild places of the earth and promote the responsible use of the earth’s ecosystems and resources. The environmental and social guidelines for the Sierra Club Stock Fund were created with these as well as other objectives in mind. These guidelines serve as the basis for avoiding investments in companies that pose a threat to our natural resources, our environment and to all the living things that inhabit it.

By not investing in such companies, we all can show our desire to:

•      Protect the Earth’s natural resources and work to limit the extraction of non-renewable natural resources like coal, petroleum, natural gas and timber.

•      Reduce nuclear and chemical waste as well as other pollutants in our air, water and earth and manage solid waste in a sustainable manner.

•      Promote the responsible use of land and water while reducing urban sprawl and protecting natural habitats.

•      Discourage risky agricultural practices like concentrated animal feeding operations, industrial fish farming and genetic modification.

•      Promote cruelty free (or humane) animal treatment and avoid animal testing to the greatest extent possible.

•      Encourage a tobacco- and weapons-free future by not supporting companies that are engaged in their production.

•      Protect the rights of individuals, workers and indigenous peoples by requiring high labor standards and striving for equitable treatment in communities throughout the world.

•      Discourage profiteering from members of disadvantaged communities.

•      Achieve greater disclosure of, and accountability for, companies’ environmental, social and financial responsibility.

Application of Environmental and Social Guidelines

A four-step process is used to identify securities for the Sierra Club Funds portfolios. First, Forward Management and the sub-advisors in their role as portfolio managers identify securities that they believe will help meet the Funds’ investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subjected to a review by Forward Management. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies’ practices, products or services do not create meaningful conflicts with the Club’s core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final environmental review and approval or rejection. If the Sierra Club approves a company, the company’s securities are included in the environmentally qualified potential investment universe for the Sierra Club Funds. At that or a subsequent time, Forward Management and the sub-advisors can purchase those securities for inclusion in the Sierra Club Funds.

To ensure their continued environmental and social responsibility, both Forward Management and the Sierra Club continually reevaluate the companies in this universe.

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THE SIERRA CLUB DOES NOT MAKE INVESTMENT JUDGMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by Forward Management or the sub-advisors.

Forward Management pays out of its own assets an annual fee to the Sierra Club in return for its services in connection with the Sierra Club Funds and for use of the Sierra Club’s trademarks. For more information, see “Investment Advisory and Other Services” in the SAI.

Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Funds may invest in securities that would not meet these guidelines based on additional information. If Forward Management obtains this information while the Funds still own the security, the Funds will remove the security from their respective portfolios within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.

Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management, and the sub-advisors believe sufficient investment opportunities exist to allow each Sierra Club Fund to satisfy its investment objective.

Proxy Voting and Shareholder Activism

Each year the Sierra Club Stock Fund has the opportunity to vote on issues of corporate governance and corporate environmental and social accountability at annual stockholder meetings. Forward Management takes its voting responsibilities seriously and votes all proxies in a fashion that is consistent, in its best judgment, with the core values of the Sierra Club.

Sierra Club Stock Fund representatives, employed by Forward Management, also work independently and with other institutional shareholders to engage corporate managements in dialogue on financial, environmental and social accountability. Additionally, the Sierra Club Stock Fund may, on occasion, sponsor or co-sponsor shareholder resolutions designed to improve the corporate accountability and/or behavior to be more consistent with Sierra Club core values. On occasion, Sierra Club Stock Fund representatives work with federal and state legislatures and agencies to affect changes in government regulations to achieve the goals of the Sierra Club.

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ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal strategies and risks identified above, the following non-principal strategies and risks apply to all of the Forward Funds, unless otherwise noted.

•      Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•      Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a “derivative” security. For the Funds’ purposes, derivatives also include specially structured types of mortgage and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Forward Management and sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes may result in certain additional transaction costs which may reduce a Fund’s performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged.

•      Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include but are not limited to American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

•      Illiquid Securities

Each Fund except the Forward Emerald Growth Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the price at which a Fund has valued the investment. The Forward Emerald Growth Fund may not invest in illiquid securities.

•      Debt Securities

Debt securities in which the Funds may invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by

42

fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

•      Investment Grade Debt Securities and High Yield (“Junk”) Bonds

Investment grade debt securities are securities rated at least Baa by Moody’s Investor Services, Inc. or BBB by Standard & Poor’s Ratings Service (nationally recognized statistical ratings organizations), or, if unrated, are determined to be of the same quality by the sub-advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield (“junk”) bonds are considered speculative with regard to the issuer’s capacity to pay interest and repay principal, and may be in default. Each Fund does not anticipate investing more than 5% of its assets in high yield bonds.

•      Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price. The Forward Emerald Growth Fund may not invest in warrants.

•      When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds’ custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

•      Certain Other Strategies

Each of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements. Each Fund except the Sierra Club Stock Fund may also lend its portfolio securities. Please review the SAI if you wish to know more about these types of securities and their associated risks.

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MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Trustees of the Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Gordon P. Getty Special 2005 ReFlow/Forward Management Trust (“ReFlow/Forward Trust”), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management’s securities. ReFlow/Forward Trust is wholly-owned by Gordon P. Getty. ReFlow/Forward Trust was organized as a California trust on March 1, 2005.

Forward Management has the authority to manage the Forward Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust’s Board of Trustees. Forward Management has delegated this authority to sub-advisors for all of the Funds except for a portion of the Sierra Club Stock Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets. In choosing the sub-advisors, and the allocation of assets among itself and the sub-advisors for the Sierra Club Stock Fund and among sub-advisors for the Forward Legato Fund, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisors and, where applicable, allocating the Funds’ assets, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings, evaluates the on-going performance of the sub-advisors and monitors concentration in a particular security or industry.

Forward Management has managed the Forward Funds since September 1998. On December 23, 2003, Forward Management became the investment advisor of the Forward International Small Companies Fund. Prior to that date, Pictet International Management Limited served as the Forward International Small Companies Fund’s investment advisor. On May 1, 2005, Forward Management became the investment advisor of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. Prior to that date, Emerald Advisers, Inc. served as the investment advisor for these three Funds.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

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Fund	Advisory Fee Paid to Advisor by Fund*

Forward Emerald Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million

Forward Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million

Forward Emerald Opportunities Fund	1.00% up to and including $100 million 0.90% over $100 million

Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million

Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion

Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million

Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million

* Actual advisory fees paid for the fiscal year ended December 31, 2005 may have been less than this figure due to the effect of expense waivers. See “Investment Advisory and Other Services” in the SAI.

During the most recent fiscal year ended December 31, 2005, Forward Management was paid advisory fees (net of waivers), as shown below, as a percentage of average daily net assets for the following Funds:

Fund*	Advisory Fee
Forward Emerald Banking and Finance Fund**	0.47%
Forward Emerald Growth Fund**	0.38%
Forward Emerald Opportunities Fund**	0.29%
Forward Hoover Small Cap Equity Fund	0.77%
Forward International Small Companies Fund	0.70%
Sierra Club Stock Fund	0.38%

*The Forward Legato Fund commenced operations on April 1, 2005, and therefore does not have a full fiscal year of advisory fee payments to Forward Management.

**Forward Management became the investment advisor for the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund on May 1, 2005 and therefore there has not been a full fiscal year of advisory fee payments to Forward Management. Prior to that time, Emerald Advisers, Inc. was these Funds’ investment advisor. Emerald Advisers, Inc. was paid advisory fees as a percentage of daily net assets at the same rates currently paid to Forward Management described above.

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The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund that it directly manages. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the respective sub-advisor(s) for the balance of the portfolio of the Sierra Club Stock Fund and for each other Fund. The investment experience of Forward Management is described directly below, and the investment experience of the sub-advisors is described below under the heading “Sub-Advisors.”

A discussion regarding the basis for the Board of Trustees approving the investment advisory and investment sub-advisory contracts of the Funds is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2005.

Forward Management uses a team-managed approach to manage its portion of the Sierra Club Stock Fund portfolio. The team consists of Garvin Jabusch, Jeremy Deems and Roger Edelen, who jointly make investment decisions for the portfolio.  Mr. Jabusch is the Director of Forward Sustainable Investments for Forward Management and has held this position since 2002.  In that capacity, he oversees environmental and social research for the Sierra Club Funds. From 1996 – 1999, Mr. Jabusch was Trading Manager for Morgan Stanley Online. From 1999 – 2002, he served as Vice President, Strategic Services at Morgan Stanley.  Mr. Jabusch holds an MBA in International Management and Finance. Mr. Jabusch has been a Portfolio Manager for the Fund since January 2006. Mr. Deems is the Chief Financial Officer of Forward Management. He has held this position since 2004. Mr. Deems is also the Chief Financial Officer and a Member of the Investment Committee of ReFlow Management Co., LLC, a registered investment adviser and affiliate of Forward Management. Mr. Deems joined Forward Management in 1998 and served as its Controller from 2000-2004. Mr. Deems is a CPA and holds an MBA in Finance. Mr. Deems has been a Portfolio Manager for the Fund since January 2006. Mr. Edelen is a consultant to Forward Management and has served in this capacity since July 2005. Mr. Edelen is a consultant to Forward Management and has served in that capacity since July 2005. Mr. Edelen is the President of Echo Investment Advisors, LLC, an advisory firm that specializes in a trading-based statistical arbitrage strategy. Mr. Edelen is also a Member of the Investment Committee of ReFlow Management Co., LLC. From 1995 – July 2003, Mr. Edelen was Assistant Professor of Finance at The Wharton School, University of Pennsylvania. From July 2003 – March 2005, he was the Managing Director of Research for ReFlow Management Co., LLC. From March 2005 – June 2005, Mr. Edelen was Director of Enhanced Equities at Mellon Capital Management. Mr. Edelen holds an MBA and a PhD in Finance. Mr. Edelen became a Portfolio Manager for the Fund in May 2006.

Sub-Advisors

Except for the portion of the Sierra Club Stock Fund that Forward Management directly manages, the sub-advisor(s) for each Fund manage the assets of the Fund and make decisions with respect to, and place orders for, all purchases and sales of the Fund’s securities, subject to the general supervision of the Board of Trustees of the Forward Funds and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

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The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

•      Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund

Emerald Mutual Fund Advisers Trust (“Emerald”) currently serves as the sub-advisor to the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. Emerald was organized as a Delaware statutory trust on March 17, 2005. Emerald is located at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the former investment advisor to these Funds, and is located at the same address as that of Emerald. As of December 31, 2005, Emerald had approximately $2.36 billion in assets under management. Emerald offers investment management advice and confines its activities to the maintenance, administration and management of intangible investments and activities of regulated investment companies.

Since their inception through May 1, 2005, Emerald or its parent company, Emerald Advisers, Inc., served as the investment advisor to the Emerald Growth Fund (currently the Forward Emerald Growth Fund), Emerald Select Banking and Finance Fund (currently the Forward Emerald Banking and Finance Fund) and Emerald Select Technology Fund (currently the Forward Emerald Opportunities Fund). On May 1, 2005, Forward Management became the investment advisor and Emerald became the sub-advisor to these Funds. Prior to the change in investment advisors, Emerald received payments under an investment advisory agreement at a rate equal to that currently earned by Forward Management under the current advisory agreement.

The Forward Emerald Growth Fund is team managed. All investments decisions are made by the team. The persons responsible for the day-to-day management of the Fund’s portfolio and their areas of responsibility are:

Kenneth G. Mertz II, CFA. Mr. Mertz is President of Emerald Mutual Fund Advisers Trust. Mr. Mertz has managed the Forward Emerald Growth Fund since it began operating on October 1, 1992 and managed the Forward Emerald Opportunities Fund from its inception date until May 2005. Before managing the Forward Emerald Mutual Funds, Mr. Mertz was the Chief Investment Officer to the Pennsylvania State Employees’ Retirement System.

Stacey L. Sears. Ms. Sears is Senior Vice President of Emerald Advisers, Inc. and Vice President of Emerald Mutual Fund Advisers Trust. Ms. Sears has managed the Forward Emerald Growth Fund since January 2002. Ms. Sears was employed by the sub-advisor’s parent company from 1992 to 2001, and from 1995 to 2000, served as a Research Analyst and Assistant Director of Research. She became an assistant portfolio manager to Mr. Mertz in 2001. In 2002, Ms. Sears became a Portfolio Manager and was named the portfolio manager of the Forward Emerald Growth Fund.

Joseph W. Garner. Mr. Garner is the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., a position he has held since January 1995. Mr. Garner has been employed by Emerald Advisers, Inc. since April 1994 as an analyst, focusing on small to mid-size firms. He holds an M.B.A. Mr. Garner became a portfolio manager of the Forward Emerald Growth Fund in May 2006.

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The Forward Emerald Banking and Finance Fund is managed by Kenneth G. Mertz II, CFA, whose biographical information appears above. He has managed the Forward Emerald Banking and Finance Fund since its inception.

The Forward Emerald Opportunities Fund is managed by Joseph E. Besecker and the co-portfolio manager is Joseph W. Garner. Mr. Besecker is Chairman, President, CEO and Founder of Emerald Asset Management, Inc. Mr. Besecker has been primarily responsible for the management of the Forward Emerald Opportunities Fund since May 2005. From June 2000 to May 2005, he managed the Groundhog Fund LP and from October 2001 to May 2005, he managed the Emerald Advantage Funds LP. Mr. Besecker has over nineteen years experience in the money management business. Mr. Garner’s biographical information appears above. Mr. Garner became co-portfolio manager of the Forward Emerald Opportunities Fund in May 2006.

•      Forward Hoover Small Cap Equity Fund

Hoover Investment Management Co., LLC (“Hoover”) serves as sub-advisor for the Forward Hoover Small Cap Equity Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2005, Hoover had $1.348 billion of assets under management.  Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund’s Chief Investment Officer. Ms. Hoover is the managing member of Hoover and has over 27 years of investment management experience. Ms. Hoover has managed the Forward Hoover Small Cap Equity Fund since October 1998.

From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

•      Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Small Companies Fund. PAM was established in 1980 and as of December 31, 2005 had approximately $25.2 billion of assets under management for more than 90 accounts. PAM is the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2005, Pictet & Cie had approximately $136 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

The Forward International Small Companies Fund is team managed. All investment decisions are made by the team. The team members are:

Nils Francke, Head-Specialist Equities team. Mr. Francke joined PAM in 1994 and is Head of the Specialist Equities Team, concentrating on Small Cap Markets. Before

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joining PAM he spent three years with Schroder Munchmeyer Hengst. He has extensive financial market experience, working for MM Warburg Bank in Germany and Salomon Brothers in New York. He also holds a Masters in Business Administration at the University of Frankfurt.Mr. Francke has managed the International Small Companies Fund since 1996.

Philippe Sarreau, Senior Investment Manager. Mr. Sarreau joined PAM in 1998 and is a Senior Investment Manager in the Specialist Equities Team covering the Small Cap investment. Before joining PAM he worked for Credit Lyonnais, where he developed a London based service dedicated to the French small cap market. Before joining Credit Lyonnais in 1994, Mr. Sarreau was a Senior Auditor at Coopers & Lybrand. He holds a Masters degree in Business and Finance and a diploma from the Societe Francaise des Analystes Financiers. Mr. Sarreau has managed the International Small Companies Fund since 1998.

Justin Hill, Senior Investment Manager. Mr. Hill joined PAM in 2001 and is a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK and Asia Small Cap markets. Before joining PAM, Mr. Hill spent five years with the UK smaller companies team at Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St Hugh’s College, Oxford and is a member of the Institute of Chartered Accountants. Mr. Hill has managed the International Small Companies Fund since 2001.

Michael McLaughlin, Senior Investment Manager. Mr. McLaughlin joined PAM in 1995 and is a Senior Investment Manager in the Specialist Equities Team, responsible for Japan and the Asia-Pacific region. His responsibilities cover equity strategy, stock selection and research, as well as asset allocation. Before joining PAM he worked for Provident Mutual, where he was the Japanese Investment Manager and a member of the asset allocation committee. Having graduated from the London School of Economics with a BSc in Industry and Trade, Mr. McLaughlin started his financial career in 1987 with the Central Finance Board of the Methodist Church where he was responsible for Japan and Asia. Mr. McLaughlin has managed the International Small Companies Fund since 1996.

Richard Williamson, Senior Investment Manager. Mr. Williamson joined PAM in 1992 as head of UK equity research. He is now a Senior Investment Manager in the Specialist Equity Team and his responsibilities cover UK equity strategy, stock selection and research. After two years at Fielding Newson Smith, he joined Rowe & Pitman specializing in the UK equity market, in particular assisting international investors in UK short list portfolios. He has attended a number of business courses, including a one-year Investment Management Programme at the London Business School, an LBS corporate finance course and an advanced corporate finance course at Cranfield Business School. Mr. Williamson has managed the International Small Companies Fund since 2005.

•      Sierra Club Stock Fund

Investments in the Fund are allocated between Forward Management, LLC (“Forward Management”) and New York Life Investment Management LLC (“NYLIM”). Each employs its own investment approach and independently manages roughly equal portions of the Sierra Club Stock Fund’s assets.

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NYLIM, founded in 2000, is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company. As of December 31, 2005, NYLIM and its affiliates managed over $200 billion in assets. NYLIM uses a team-managed approach to manage its portion of the Sierra Club Stock Fund.

The NYLIM team consists of Jeffrey Sanders and Kathy O’Connor. Kathy O’Connor, CFA, Managing Director, manages and conducts equity research for the Sierra Club Stock Fund. Ms. O’Connor is a Director at the New York Society of Security Analysts, and a member of the Association for Investment Management and Research (AIMR). Prior to joining NYLIM in December 2000, Ms. O’Connor was Vice President and Portfolio Manager at Towneley Capital Management, Inc., and held positions with Standish, Ayer & Wood, State Street Bank & Trust Company, and Shearson Lehman. She holds an MBA from Babson College, a BA from University of Massachusetts and a Certificate in Accounting from Northeastern University. Ms. O’Connor has managed the portion of the Sierra Club Stock Fund that NYLIM manages since January 2003.

Jeffrey Sanders, CFA, Managing Director, conducts equity research for the Sierra Club Stock Fund. Prior to joining NYLIM in December 2000, Mr. Sanders was a financial consultant to Towneley Capital Management, Inc., a Vice President at Citicorp specializing in mergers and acquisitions, and a corporate finance associate at Merrill Lynch Capital Markets. He has over 20 years of investment experience, and serves as a member of the Board of Directors of the Idaho Chapter of Investment Analysts. Mr. Sanders holds an MBA from Boise State University, and MS and BS degrees from the California Institute of Technology. He is a member of the Association for Investment Management and Research (AIMR). Mr. Sanders has managed the portion of the Sierra Club Stock Fund that NYLIM manages since January 2003.

Forward Management manages a portion of the Sierra Club Stock Fund. For more information on Forward Management and the portfolio managers of the portion of the Sierra Club Stock Fund that is managed by Forward Management, see above under the heading “Investment Advisor.”

•      Forward Legato Fund

Investments in the Fund are allocated among three sub-advisors. Each sub-advisor employs its own investment approach and independently manages its portion of the Fund. The sub-advisors manage roughly equal portions of the Forward Legato Fund’s assets. A team of professional portfolio managers employed by each sub-advisor makes investment decisions for the Fund.

Netols Asset Management Inc. (“NAM”) serves as one of the sub-advisors for the Forward Legato Fund. NAM is a Wisconsin S Corporation. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. As of December 31, 2005, NAM had assets under management of $221 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding Netols Asset Management, Mr. Netols was a Portfolio Manager for Putnam Investments. Mr. Netols has managed the portion of the Forward Legato Fund that NAM manages since its inception on April 1, 2005.

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Conestoga Capital Advisors, LLC (“CCA”) serves as one of the sub-advisors for the Forward Legato Fund. CCA is a Pennsylvania Limited Liability Company. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2005, CCA had assets under management of $211.7 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. Messrs. Martindale and Mitchell share joint responsibility for management of the Fund. Each manager is responsible for analysis of certain securities, and buy and sell decisions are made on a unanimous basis. Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001. Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001. Messrs. Martindale and Mitchell have managed the portion of the Forward Legato Fund that CCA manages since its inception on April 1, 2005.

Riverbridge Partners, LLC (“Riverbridge”) serves as one of the sub-advisors for the Forward Legato Fund. Riverbridge is a Minnesota Limited Liability Company. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of December 31, 2005, Riverbridge had assets under management of $823 million. Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst, and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge. Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines. Rick D. Moulton, CFA, joined Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Moulton is also a client relationship manager for Riverbridge’s institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge. Dana L. Feick, CFA joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry. Philip W. Dobrzynski, CFA joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors. David A. Webb, CFA, is responsible for securities analysis across all industry sectors. Mr. Webb joined Riverbridge in May 2004 as an Investment Intern while a full-time MBA student at the Carlson School of Management at University of Minnesota. From January 2000 to August 2003, Mr. Webb was an equity research analyst for Robert W. Baird & Company.  Messrs. Moulton, Thompson, Feick and Dobrzynski have managed the portion of the Forward Legato Fund that Riverbridge manages since its inception on April 1, 2005. Mr. Webb began managing Riverbridge’s portion of the Forward Legato Fund in May 2006.

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Hiring Sub-Advisors without Shareholder Approval

The Forward Funds’ Board of Trustees and shareholders have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of each of the Forward Funds, except with respect to the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, without shareholder approval, subject to SEC approval of proposed Rule 15a-5 under the Investment Company Act of 1940 (the “1940 Act”) or the SEC granting appropriate exemptive relief to Forward Funds. Pursuant to such exemptive relief or Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The Forward Funds have applied for exemptive relief from the SEC. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until the Forward Funds receive exemptive relief from the SEC to permit operations in this manner or the SEC adopts proposed Rule 15a-5. There is no assurance that the Forward Funds will obtain exemptive relief or that Rule 15a-5 will be adopted.

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VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market’s official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

The NAV per share of a Fund fluctuates as the market value of the Fund’s investments changes. NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses.

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The Forward Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable as well as under circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occurs after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Forward Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Because the Funds may invest a portion of their assets, and the Forward International Small Companies Fund will invest most of its assets, in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Funds may be subject to relatively greater risks of time zone arbitrage, a market timing strategy that seeks to take advantage of changes in the value of the Funds’ portfolio holdings during the period between the close of the markets in which the Funds’ portfolio securities primarily trade and the close of the NYSE. For this reason, the Funds may, at times, fair value some or all of their portfolio securities in order to deter such market timing.

Because the Forward Emerald Growth Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund, Forward Emerald Opportunities Fund and Sierra Club Stock Fund may invest a portion of their assets in small capitalization companies, which may be infrequently traded and therefore relatively illiquid, the Funds may be subject to relatively greater risk of market timing activity that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reasons, the Funds may, at times, fair value some or all of their portfolio securities in order to deter such market timing.

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PURCHASING SHARES

How to Buy Shares

You can open an account and purchase shares of the Forward Funds through a broker-dealer that has established a financial intermediary agreement with the Funds’ Distributor. In addition, you can purchase shares of the Forward Funds at any time via the mail, telephone or wire. Purchases can also be made through the Internet if you have already opened an account.

To open an account directly with the Funds, you can mail a check or other negotiable bank draft (payable to the Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. For an Account Application, call (800) 999-6809. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.

After you have opened an account, subsequent purchases of shares can be made through your financial intermediary or directly with the Funds by mail or via the Internet. To purchase shares by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

To purchase Fund shares through the Internet, you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number (“PIN”). Second, go to www.forwardfunds.com or www.sierraclubfunds.com (for the Sierra Club Stock Fund) and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your account is also available on the web site.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

Minimum Initial Investment Amount:

•      $2,000 for accounts enrolled in eDelivery

•      $2,000 for Coverdell Education Savings accounts

•      $   500 for Automatic Investment Plan accounts

•      $4,000 for all other accounts

Subsequent investments for each Fund must be $100 or more.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

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Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

Share Classes

In this prospectus each Fund offers Class A shares and the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund offer Class C shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•      How long you expect to own the shares;

•      How much you intend to invest;

•      Total expenses associated with owning shares of each class; and

•      Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales Charges

•      Class A shares

The maximum sales charge on the purchase of Class A shares is 4.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price)
Dollar Amount Invested	Offering Price	NAV
Less Than $50,000	4.75%	4.99%	4.25%
$50,000 to $249,999.99	3.75%	3.90%	3.25%
$250,000 to $499,999.99	2.75%	2.83%	2.50%
$500,000 to $999,999.99	2.25%	2.30%	2.00%
$1,000,000 & Above	0.00%	0.00%	0.50%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price.

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However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Funds will use the first-in, first-out (FIFO) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares purchased on December 1, 2005 would be subject to the CDSC if they were redeemed on or prior to June 1, 2007. On or after June 2, 2007, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•      Class C shares

There is no sales charge on the purchase of Class C shares. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Funds because the distribution and service fee for the Class C shares is higher than the distribution fee for the Class A shares.

The Funds’ Distributor pays 1.00% of the amount invested to dealers who sell Class C shares of the Funds. Investors purchasing Class C shares pay a contingent deferred sales charge (“CDSC”) of 1% if such shares are held for less than one year. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

The Funds will use the first-in, first-out (FIFO) method to determine the one-year holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the “one year” mark. As an example, shares purchased on December 1, 2005 would be subject to the CDSC if they were redeemed on or prior to December 1, 2006. On or after December 2, 2006, they would not be subject to the CDSC. The CDSC primarily goes to the Funds’ Distributor as reimbursement for the portion of the dealer concession it has paid to financial intermediaries.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

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Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.
2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.
3.

Letter of Intent. Inform the Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(a)

An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(b)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;
(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to the Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

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Reinstatement Privilege

An investor who has sold Class A shares of the Fund may reinvest the proceeds of such sale in Class A shares of any of the Forward Funds within 120 days of the sale, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

Waiver of Initial Sales Charges

A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by:

•      Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisors, and their respective affiliates.

•      Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.

•      Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.

•      Advisory accounts managed by SEC-registered investment advisers or bank trust departments.

•      Employees of designated asset management firms, other service providers, and their affiliates.

•      Immediate family members of all such persons.

•      Certain qualified plans, including pension funds, endowments, and other institutional funds.

•      Other purchasers under other conditions and circumstances where, in the Fund’s opinion, such a waiver would serve to benefit the Fund and its shareholders.

Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemptions of Class A or Class C shares of the Fund under certain circumstances and conditions, including without limitation the following:

•      Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•      Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

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•      Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

•      Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $100.

•      Other redemptions under other conditions and circumstances where, in the Fund’s opinion, such a waiver would serve to benefit the Fund and its shareholders.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Forward Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 999–6809 for additional information.

Exchange Privilege

You can exchange your Class A and Class C shares of any Forward Fund with a money market fund or for shares of the same class of any of the other Forward Funds. Please check with Forward Funds to determine which money market funds are available.

There are generally no fees for exchanges. However, if you exchange your shares of the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund or Forward Emerald Banking and Finance Fund 180 days or less after the purchase date or if you exchange your shares of Sierra Club Stock Fund 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders, and otherwise consistent with applicable regulations.

Pricing of Fund Shares

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a

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financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order and transmits it to Forward Funds by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•      Name;

•      Date of birth (for individuals);

•      Residential or business street address (although post office boxes are still permitted for mailing); and

•      Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

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eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds via email. By enrolling in this service, you will receive email notifications when your quarterly statements and confirmations are available via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To enroll, call (800) 999-6809 or visit www.forwardfunds.com or www.sierraclubfunds.com (for the Sierra Club Stock Fund) to register. The minimum initial investment amount is $2,000 for accounts enrolled in eDelivery.

Other Information

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, an automatic redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

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REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC and/or redemption fee. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

Short-Term Redemption Fee

If you sell or exchange your shares of the Forward Emerald Growth Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund, Forward Emerald Opportunities Fund or Forward Emerald Banking and Finance Fund within 180 days or less after the purchase date or if you sell or exchange your shares of the Sierra Club Stock Fund within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The Forward Funds hope that the fee will discourage short-term trading of the Funds’ shares. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), for accounts that have been enrolled in the Systematic Withdrawal Plan or for shares purchased by ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares. The redemption fee may not apply in certain other circumstances, including the death or disability of a shareholder. Forward Funds reserves the right to waive the redemption fee under other conditions and circumstances where, in the investment advisor’s opinion, such a waiver would serve to benefit the Fund and its shareholders. The redemption fee may be modified or discontinued at any time or from time to time.

How To Redeem Shares

Neither the investment advisor, the Distributor, the Transfer Agent, the sub-advisors, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

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•      By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

•      By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•      By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day. No redemption fee will be imposed on such systematic withdrawals.

•      Via the Internet

To redeem Fund shares through the Internet, your account must be bank ACH active. The maximum amount that can be redeemed via the Internet at any one time is $50,000. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number (“PIN”). Second, go to www.forwardfunds.com or www.sierraclubfunds.com (for the Sierra Club Stock Fund) and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

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•      Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA,

403(b) or other retirement account by telephone or via the Internet.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission (“SEC”) orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. This delay may be avoided if shares are purchased by wire or ACH transfer.

•      By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•      By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•      By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the

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Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

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POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Such activities may have a detrimental effect on the Funds and their shareholders.  For example, frequent purchases and redemptions may interfere with the efficient management of a Fund, increase transaction costs and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds attempt to discover and discourage frequent trading in several ways. The Funds impose a Redemption Fee for short-term trading, as described above. The trading activity of the Funds’ shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.

Forward Management reviews on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity.

In addition, the Funds’ Transfer Agent provides periodic reports to Forward Management and the Funds’ Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Trustees will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived. The Transfer Agent also provides reports concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee.

The Transfer Agent’s own policies and procedures for processing fund shares transactions also play a significant role in implementing the Funds’ policy, including administering Redemption Fees and monitoring shareholder trades and flows of money. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such Funds’ procedures.

While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

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DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted distribution plans under Rule 12b-1 (each a “Plan”) for the Class A shares of the Forward Hoover Small Cap Fund, Forward International Small Companies Fund, Forward Legato Fund and Sierra Club Stock Fund and for the Class A shares and Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Opportunities Fund which allow the Funds to pay for the sale and distribution of their shares.

Under the Plans, each Fund except the Forward Emerald Opportunities Fund may pay one or more persons or entities a fee at the annual rate of 0.35% of the average daily net assets of the Fund attributable to its Class A shares for services rendered and expenses borne in connection with the provision of distribution services with respect to the Class A shares of the Fund. Under the Plan for the Forward Emerald Opportunities Fund, the Fund may pay one or more persons or entities for the distribution of its shares at an annual rate of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund.

Under the Plan for the Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund, the Fund may pay one or more persons or entities for the distribution of its Class C shares at an annual rate of up to 0.75% of the average daily net assets attributable to the Class C shares of each Fund.

The Plan for the Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund additionally allows the Funds to pay a service fee to the Distributor for payment to dealers or others, or directly to others, in an amount not to exceed 0.25% per annum of the average daily net assets of the Class C shares of the Fund. The service fee is used to pay broker-dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining accounts for customers in Class C shares.

In addition, Forward Funds has adopted a Shareholder Services Plan with respect to the Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund and Sierra Club Stock Fund. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A shares of a Fund.

Because these fees are paid out of assets attributable to each Fund’s Class A shares and Class C shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Forward Management may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Funds or make them available to their customers.

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DIVIDENDS AND TAXES

The Funds expect to pay dividends of net investment income and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of a Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•      Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•      Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•      A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•      Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the

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distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

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PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com, and additionally discloses the portfolio holdings of the Sierra Club Stock Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of the Forward Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Forward Funds’ shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance and other financial information for the last five years of the Funds’ operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investment in each Fund increased (or lost) assuming reinvestment of all dividends and distributions. Information for the fiscal years ended December 31, 2001 through and including 2005 has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Reports which were filed with the Securities and Exchange Commission on March 10, 2006 (Accession Nos. 0001193125-06-050652 & 0001047469-06-003204) and are available upon request.

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund are successor mutual funds to previously operational funds (the “Predecessor Forward Funds”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund (the “Predecessor Emerald Funds”) were previously organized as series of a separate legal entity called the HomeState Group (the “Predecessor Trust”), a Pennsylvania common law trust. The Predecessor Emerald Funds were reorganized into newly organized series of the Trust effective May 1, 2005, pursuant to an Agreement and Plan of Reorganization, and the Predecessor Forward Funds were reorganized into newly organized series of the Trust effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization. For the period ending April 30, 2005, the financial highlights tables for the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund relate to the Predecessor Emerald Funds. For the period ending June 30, 2005, the financial highlights tables for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund relate to the Predecessor Forward Funds.

Additional information about the Funds’ investments will be available in the Fund’s annual and semi-annual reports to shareholders when they are prepared.

72

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Growth Fund - Class A
	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		June 30,		June 30,		June 30,		June 30,		June 30,
	2005		2005		2004		2003		2002		2001++

Net asset value, beginning of period	$12.98		$13.02		$10.21		$10.26		$12.50		$18.31
Income from investment operations:
Net investment loss	(0.07	)(1)	(0.16	)(1)	(0.17	)(1)	(0.10	)(1)	(0.10	)(1)	(0.05	)(1)
Net realized and unrealized gain/(loss on investments)	1.38		0.43		2.98		0.05		(2.14)		(1.58)
Total from investment operations	1.31		0.27		2.81		(0.05)		(2.24)		(1.63)
Less distributions:
From capital gains	(0.72)		(0.31)		—		—		—		(4.18)
Total distributions	(0.72)		(0.31)		—		—		—		(4.18)
Net asset value, end of period	$13.57		$12.98		$13.02		$10.21		$10.26		$12.50
Total Return(4)	10.21	%(2)	2.48%		27.52%		(0.49)%		(17.92)%		(9.62)%
Ratios/supplemental data:
Net assets, end of period (000s)	$158,056		$145,193		$112,354		$78,060		$82,805		$107,325
Ratio of operating expenses to average net assets	1.40	%(3)	1.63%		1.57%		1.73%		1.62%		1.56%
Ratio of net investment loss to average net assets	(1.08	)%(3)(4)	(1.31)%		(1.34)%		(1.14)%		(0.88)%		(0.40)%
Portfolio turnover rate	34%		73%		62%		79%		61%		60%

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.  Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

(1)   Per share amounts calculated based on the average shares outstanding during the period.

(2)   Total return for periods of less than one year are not annualized.

(3)   Annualized.

(4)   Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

73

	Forward Emerald Growth Fund - Class C
	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		June 30,		June 30,		June 30,		June 30,		June 30,
	2005		2005		2004		2003		2002		2001++

Net asset value, beginning of period	$12.56		$12.70		$10.02		$10.14		$12.43		$18.31
Income from investment operations:
Net investment loss	(0.11	)(1)	(0.23	)(1)	(0.25	)(1)	(0.16	)(1)	(0.17	)(1)	(0.13	)(1)
Net realized and unrealized gain/(loss on investments)	1.33		0.40		2.93		0.40		(2.12)		(1.57)
Total from investment operations	1.22		0.17		2.68		(0.12)		(2.29)		(1.70)
Less distributions
Distributions from net realized capital gain	(0.72)		(0.31)		—		—		—		(4.18)
Total distributions	(0.72)		(0.31)		—		—		—		(4.18)
Net asset value, end of period	$13.06		$12.56		$12.70		$10.02		$10.14		$12.43
Total Return(4)	9.82	%(2)	1.74%		26.75%		(1.18)%		(18.42)%		(10.08)%
Ratios/supplemental data
Net assets, end of period (000s)	$11,287		$11,498		$13,311		$4,905		$3,505		$1,434
Ratio of operating expenses to average net assets	2.04	%(3)	2.28%		2.22%		2.39%		2.27%		2.21%
Ratio of net investment loss to average net assets	(1.73	)%(3)	(1.94)%		(1.99)%		(1.81)%		(1.53)%		(1.05)%
Portfolio turnover rate	34%		73%		62%		79%		61%		60%

++ The Fund began offering Class C Shares on July 1, 2001, and the existing class of shares was designated as Class A.  Prior to July 1, 2000, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

(1)   Per share amounts calculated based on the average shares outstanding during the period.

(2)   Total return for periods of less than one year are not annualized.

(3)   Annualized.

(4)   Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

74

Forward Hoover Small Cap Equity Fund - Class A(1)

Period Ended
December 31,
2005
Net asset value, beginning of period	$17.13
Income/(loss) from investment operations:
Net investment income loss	(0.10)
Net realized and unrealized gain/(loss on investments)	3.20
Total from investment operations	3.10
Less distributions:
From capital gains	(0.82)
Total distributions	(0.82)
Redemption fees added to paid in capital	— +
Net increase/(decrease) in net asset value	2.28
Net asset value, end of period	$19.41
Total Return	18.13%
Ratios/supplemental data:
Net assets, end of period (000s)	$23,090
Ratios to average net assets:
Net investment income/(loss including) reimbursement/waiver	(0.82)%*
Operating expenses including reimbursement/waiver	1.69%*
Operating expenses excluding reimbursement/waiver	1.92%*
Portfolio turnover rate	181%

* Annualized.

+ Amount represents less than $0.01 per share.

(1) The Fund began offering Class A shares on May 2, 2005.

75

Forward International Small Companies Fund - Class A(1)

	Period Ended
	December 31,
	2005
Net asset value, beginning of period	$13.13
Income/(loss) from investment operations:
Net investment income	0.13	***
Net realized and unrealized gain/(loss) on investments	2.90
Total from investment operations	3.03
Less distributions:
From net investment income	(0.08)
From capital gains	(1.02)
Total distributions	(1.10)
Redemption fees added to paid in capital	—	+
Net increase/(decrease) in net asset value	1.93
Net asset value, end of period	$15.06
Total Return	23.78%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,065
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.51	%**
Operating expenses including reimbursement/waiver	1.78	%**
Operating expenses excluding reimbursement/waiver	1.82	%**
Portfolio turnover rate	91%

** Annualized.

*** Per share numbers have been calculated using the average share method.

+ Amount represents less than $0.01 per share.

(1) The Fund began offering Class A shares on May 2, 2005.

76

Forward Legato Fund Class A(1)

Period Ended
December 31,
2005

Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment loss	(0.10)
Net realized and unrealized gain/(loss on investments)	1.43
Total from investment operations	1.33
Less distributions:
From capital gains	(0.03)
Total distributions	(0.03)
Redemption fees added to paid in capital	— +
Net increase/(decrease) in net asset value	1.30
Net asset value, end of period	$11.30
Total Return	13.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,876
Ratios to average net assets:
Net investment income/(loss including reimbursement/waiver)	(1.25)%*
Operating expenses including reimbursement/waiver	1.89%*
Operating expenses excluding reimbursement/waiver	3.53%*
Portfolio turnover rate	28%

* Annualized.

+ Amount represents less than $0.01 per share.

(1) The Forward Legato Fund commenced operations on April 1, 2005.

77

	Forward Emerald Banking and Finance Fund - Class A
	For the Six		For the		For the		For the	For the	For the
	Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		June 30,		June 30,		June 30,	June 30,	June 30,
	2005		2005		2004		2003	2002	2001++
Net asset value, beginning of period	$27.99		$25.74		$19.89		$18.36	$15.55	$11.20
Income from investment operations:
Net investment income/(loss)	(0.01	)(1)	(0.06	)(1)	(0.03	)(1)	0.03 (1)	0.05 (1)	0.18 (1)
Net realized and unrealized gain/(loss on investments)	1.49		3.30		6.07		1.84	3.01	4.34
Total from investment operations	1.48		3.24		6.04		1.87	3.06	4.52
Less distributions
From net investment income	—		—		(0.01)		—	(0.08)	(0.17)
From capital gains	(1.86)		(0.99)		(0.18)		(0.34)	(0.17)	—
Total distributions	(1.86)		(0.99)		(0.19)		(0.34)	(0.25)	(0.17)
Net asset value, end of period	$27.61		$27.99		$25.74		$19.89	$18.36	$15.55
Total Return(4)	5.31	%(2)	13.12%		30.53%		10.46%	19.96%	40.72%
Ratios/supplemental data:
Net assets, end of period (000s)	$184,550		$183,556		$133,136		$59,565	$34,933	$14,822
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	1.57	%(3)	1.80%		1.74%		1.97%	2.26%	2.94%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	n/a	(5)	n/a	(5)	n/a	(5)	n/a (5)	n/a (5)	2.35%
Ratio of net investment income/(loss to average net assets) before reimbursement by Advisor and waivers	(0.10	)%(3)	(0.23)%		(0.13)%		0.20%	0.28%	0.79%
Ratio of net investment income/(loss to average net assets) after reimbursement by Advisor and waivers	n/a	(5)	n/a	(5)	n/a	(5)	n/a (5)	n/a (5)	1.38%
Portfolio turnover rate	15%		25%		29%		47%	27%	55%

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1)   Per share amounts calculated based on the average shares outstanding during the period.

(2)   Total return for periods of less than one year are not annualized.

(3)   Annualized.

(4)   Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(5)   Not applicable: no reimbursements were made by the Advisor.

78

	Forward Emerald Banking and Finance Fund - Class C
	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		June 30,		June 30,		June 30,		June 30,		June 30,
	2005		2005		2004		2003		2002		2001++
Net asset value, beginning of period	$27.23		$25.23		$19.62		$18.24		$15.47		$11.20
Income from investment operations:
Net investment income/(loss)	(0.10	)(1)	(0.23	)(1)	(0.18	)(1)	(0.08	)(1)	(0.06	)(1)	0.10 (1)
Net realized and unrealized gain/(loss on investments)	1.46		3.22		5.97		1.80		3.00		4.34
Total from investment operations	1.36		2.99		5.79		1.72		2.94		4.44
Less dividends and distributions:
From net investment income	—		—		—		—		—		(0.17)
From capital gains	(1.86)		(0.99)		(0.18)		(0.34)		(0.17)		—
Total distributions	(1.86)		(0.99)		(0.18)		(0.34)		(0.17)		(0.17)
Net asset value, end of period	$26.73		$27.23		$25.23		$19.62		$18.24		$15.47
Total Return(4)	5.01	%(2)	12.37%		29.68%		9.69%		19.22%		40.00%
Ratios/supplemental data:
Net assets, end of period (000s)	$112,774		$107,804		$88,249		$27,482		$6,210		$513
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	2.22	%(3)	2.45%		2.39%		2.66%		2.91%		3.59%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	n/a	(5)	n/a	(5)	n/a	(5)	n/a	(5)	n/a	(5)	3.00%
Ratio of net investment income/(loss to average net assets before reimbursement by Advisor and waivers)	(0.75	)%(3)	(0.88)%		(0.77)%		(0.43)%		(0.37)%		0.14%
Ratio of net investment income/(loss to average net assets after reimbursement by Advisor and waivers)	n/a	(5)	n/a	(5)	n/a	(5)	n/a	(5)	n/a	(5)	0.73%
Portfolio turnover rate	15%		25%		29%		47%		27%		55%

++ The Fund began offering Class C Shares on July 1, 2000, and the existing class of shares was designated as Class A.

(1)   Per share amounts calculated based on the average shares outstanding during the period.

(2)   Total return for periods of less than one year are not annualized.

(3)   Annualized.

(4)   Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(5)   Not applicable: no reimbursements were made by the Advisor.

79

	Forward Emerald Opportunities Fund(1) - Class A
	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		June 30,		June 30,		June 30,		June 30,		June 30,
	2005		2005		2004		2003		2002		2001
Net asset value, beginning of period	$7.03		$7.13		$5.64		$5.38		$12.15		$29.59
Income from investment operations:
Net investment loss	(0.08	)(2)	(0.17	)(2)	(0.19	)(2)	(0.12	)(2)	(0.20	)(2)	(0.43)
Net realized and unrealized gain/(loss on investments)	1.44		0.07		1.68		0.38		(6.15)		(13.01)
Total from investment operations	1.36		(0.10)		1.49		0.26		(6.35)		(13.44)
Less distributions:
From capital gains	—		—		—		—		(0.42)		(4.00)
Total distributions	—		—		—		—		(0.42)		(4.00)
Net asset value, end of period	$8.39		$7.03		$7.13		$5.64		$5.38		$12.15
Total Return(5)	19.35	%(3)	(1.40)%		26.42%		4.83%		(53.76)%
Ratios/Supplemental Data:
Net assets, end of period (000s)	$6,004		$2,793		$3,202		$2,572		$3,132		$8,054
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	3.14	%(4)	2.90%		2.75%		4.99%		4.66%		3.41%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.73	%(4)	2.76%		2.74%		2.90%		2.90%		2.90%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(2.56	)%(4)	(2.76)%		(2.67)%		(4.78)%		(4.26)%		(2.76)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.15	)%(4)	(2.62)%		(2.65)%		(2.69)%		(2.50)%		(2.25)%
Portfolio turnover rate	156%		189%		65%		151%		249%		193%

(1)   Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of  equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the  current strategy. Prior to February 29, 2000, the Fund was named the  HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(2)   Per share amounts calculated based on the average shares outstanding during the period.

(3)   Total return for periods of less than one year are not annualized.

(4)   Annualized.

(5)   Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

80

	Forward Emerald Opportunities Fund(1) - Class C
	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		June 30,		June 30,		June 30,		June 30,		June 30,
	2005		2005		2004		2003		2002		2001
Net asset value, beginning of period	$6.87		$7.00		$5.56		$5.33		$12.10		$29.59
Income from investment operations:
Net investment loss	(0.10	)(2)	(0.20	)(2)	(0.22	)(2)	(0.15	)(2)	(0.24	)(2)	(0.37)
Net realized and unrealized gain/(loss on investments)	1.41		0.07		1.66		0.38		(6.11)		(13.12)
Total from investment operations	1.31		(0.13)		1.44		0.23		(6.35)		(13.49)
Less distributions:
From capital gains	—		—		—		—		(0.42)		(4.00)
Total distributions	—		—		—		—		(0.42)		(4.00)
Net asset value, end of period	$8.18		$6.87		$7.00		$5.56		$5.33		$12.10
Total Return(5)	19.07	%(3)	(1.86)%		25.90%		4.32%		(53.99)%		(52.00)%
Ratios/supplemental data:
Net assets, end of period (000s)	$820		$388		$518		$201		$89		$301
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	3.63	%(4)	3.40%		3.25%		5.49%		5.16%		3.91%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	3.22	%(4)	3.26%		3.24%		3.40%		3.40%		3.40%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(3.05	)%(4)	(3.24)%		(3.17)%		(5.28)%		(4.76)%		(3.26)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.64	)%(4)	(3.11)%		(3.15)%		(3.19)%		(3.00)%		(2.75)%
Portfolio turnover rate	156%		189%		65%		151%		249%		193%

(1)   Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of  equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the  current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)   Per share amounts calculated based on the average shares outstanding during the period.

(3)   Total return for periods of less than one year are not annualized.

(4)   Annualized.

(5)   Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

81

Sierra Club Stock Fund - Class A(1)

Period Ended
December 31,
2005
Net asset value, beginning of period	$10.78
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)
Net realized and unrealized gain/(loss on investments)	1.49
Total from investment operations	1.44
Less distributions:
From capital gains	(0.30)
Total distributions	(0.30)
Redemption fees added to paid in capital	— +
Net increase/(decrease) in net asset value	1.14
Net asset value, end of period	$11.92
Total Return	13.39%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,484
Ratios to average net assets:
Net investment income/(loss including reimbursement/waiver)	(0.68)%*
Operating expenses including reimbursement/waiver	1.69%*
Operating expenses excluding reimbursement/waiver	2.28%*
Portfolio turnover rate	70%

*      Annualized.

+      Amount represents less than $0.01 per shares.

(1)   The Fund began offering Class A shares on May 2, 2005.

82

FORWARD FUNDS PRIVACY POLICY

(Not a part of the Prospectus)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of Information about you:

•      Information we receive from you on applications or other forms; and

•      Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

FORWARD FUNDS

Forward Emerald Growth Fund

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Legato Fund

Sierra Club Stock Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISORS

Emerald Mutual Fund Advisers Trust

Forward Emerald Growth Fund,

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Hoover Investment Management Co., LLC

Forward Hoover Small Cap Equity Fund

Pictet Asset Management Limited

Forward International Small Companies Fund

New York Life Investment Management LLC

Sierra Club Stock Fund

Netols Asset Management Inc.

Conestoga Capital Advisors, LLC

Riverbridge Partners, LLC

Forward Legato Fund

ADMINISTRATOR

ALPS Mutual Funds Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Mutual Funds Services, Inc.

Forward Emerald Growth Fund

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Legato Fund

Sierra Club Stock Fund

WANT MORE INFORMATION?

You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund’s performance, include the Funds’ financial statements, and discuss the market conditions and strategies that significantly affected the Funds’ performance during its last fiscal year.

INFORMATION

The Statement of Additional Information (“SAI”) contains additional and more detailed information about each Fund and is considered a part of this Prospectus. The SAI also contains a description of the Fund’s policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, *800) 999-6809. Or go to www.forwardfunds.com or www.sierraclubfunds.com and download a free copy.

2. Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.

3. Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722

FORWARD FUNDS

433 California Street, 11th Floor
San Francisco, California 94104
(800) 999-6809

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Forward Uniplan Real Estate Investment Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

Statement of Additional Information

dated May 1, 2006

Forward Funds (“Forward Funds” or the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers twelve investment portfolios. Investor Class shares of eight of the portfolios and Institutional Class shares of five of the portfolios are discussed in this Statement of Additional Information (“SAI”): Forward International Equity Fund (Investor Class), Forward Hoover Small Cap Equity Fund (Investor and Institutional Class), Forward Global Emerging Markets Fund (Investor and Institutional Class), Forward Hoover Mini-Cap Fund (Investor and Institutional Class), Forward International Small Companies Fund (Investor and Institutional Class), Forward Uniplan Real Estate Investment Fund (Investor Class), Sierra Club Equity Income Fund (Investor Class) and Sierra Club Stock Fund (Investor Class)(each, a “Fund,” and collectively the “Funds”). There is no assurance that any of the Funds will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds, dated May 1, 2006, which has been filed with the Securities and Exchange Commission (“SEC”). This SAI incorporates by reference the financial statements of the Funds included in the Shareholder Reports dated December 31, 2005 (“Financial Statements”) relating to those Funds. A copy of the Prospectus for the Funds and the Financial Statements of the Funds, including the Independent Registered Public Accountants’ Reports, may be obtained free of charge by calling the Funds’ distributor at (800)-999-6809.

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ORGANIZATION OF FORWARD FUNDS

Forward Funds is an open-end management investment company that offers twelve investment portfolios. Eight of the portfolios discussed in this SAI are diversified and one of the portfolios is non-diversified. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005.

The Funds are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Funds,” each a “Predecessor Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Predecessor Funds were reorganized into corresponding series of the Trust effective after the close of business on June 30, 2005. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to June 30, 2005 refers to the Predecessor Funds or Predecessor Company.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Each Fund, other than the Forward Legato Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Global Emerging Markets Fund and Forward Legato Fund offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Legato Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Emerald Banking and Finance Fund offer a class of shares called Class A shares. In addition, the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund offer a class of shares called Class C shares.

This SAI pertains only to Investor Class shares of the Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund, and Institutional Class shares of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund and Forward Legato Fund. Class A and Class C shares of certain of the Funds are offered pursuant to a separate prospectus and statement of additional information.

The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently six trustees, five of whom are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), by virtue of that person’s affiliation with the Trust, its distributor, its investment advisors or otherwise. The Trustees and Officers of the Trust are listed below. Their affiliations over the last five years are set forth below.

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NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 58	Chairman	Since 1998+

Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to present); Director of the Market Street Association (1982 to present); Trustee of Trinity College (1998 to present); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to present).

				12	None

Kenneth V. Domingues Age: 73	Trustee, Audit Committee Chairman	Since 2003+	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999 to present); Technical Consultant to the California State Board of Accountancy (2002 to present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998 to1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987 to 1997).	12	None

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Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Leo T. McCarthy Age: 75	Trustee	Since 1998+	President, The Daniel Group, an investment partnership (1995 to present); and Director, Accela, Inc., a software company (1998 to present).	12	Director, Linear Technology Corporation, a manufacturing company (July 1994 to present)

Donald O’Connor Age: 69	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	12	Trustee of the Advisors Series Trust (15) (1997 to present)

DeWitt F. Bowman Age: 75	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+

Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to present); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to present); Director, RREEF America III, a real estate investment trust (2002 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).

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Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America REIT (May 1994 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

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INTERESTED TRUSTEE:

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 43	President, Trustee	Since 2001+

President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co. LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).

				12	Director, FOLIOfn (2002 to present)

*              Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**           Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***         This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****       Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+              Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

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OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 56	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006)	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Secretary and Chief Compliance Officer	Since 2004**	General Counsel at Forward Management since 2002; General Counsel at Morgan Stanley Online (1997-2002)	N/A

*

Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**

Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran individual served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees. The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy, and O’Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2005 the Audit Committee convened 3 times.

The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O’Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2005, the Nominating Committee convened 1 time.

The Pricing Committee consists of six members: Messrs. O’Connor, Reid, Garvin Jabusch, Mark Guadagnini, Ms. Mary Curran and Ms. Barbara Tolle. The Pricing Committee, in conjunction with the Investment Advisor and Sub-Advisors (as defined herein), is responsible for determining the fair value and market value of the Funds’ securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2005, the Pricing Committee convened 4 times.

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Information as Of December 31, 2005

NON-INTERESTED TRUSTEES

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kenneth V. Domingues	Forward International Equity Fund	(A)	(E)
	Forward Hoover Small Cap Equity Fund	(D)
	Forward Hoover Mini-Cap Fund	(A)
	Forward Global Emerging Markets Fund	(A)
	Forward International Small Companies Fund	(D)
	Forward Uniplan Real Estate Investment Fund	(A)
	Sierra Club Equity Income Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

Haig G. Mardikian	Forward International Equity Fund	(B)	(D)
	Forward Hoover Small Cap Equity Fund	(C)
	Forward Hoover Mini-Cap Fund	(A)
	Forward Global Emerging Markets Fund	(A)
	Forward International Small Companies Fund	(A)
	Forward Uniplan Real Estate Investment Fund	(B)
	Sierra Club Equity Income Fund	(A)
	Sierra Club Stock Fund	(B)
	Forward Legato Fund	(A)

Leo T. McCarthy	Forward International Equity Fund	(A)	(C)
	Forward Hoover Small Cap Equity Fund	(C)
	Forward Hoover Mini-Cap Fund	(A)
	Forward Global Emerging Markets Fund	(A)
	Forward International Small Companies Fund	(A)
	Forward Uniplan Real Estate Investment Fund	(A)
	Sierra Club Equity Income Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

Donald O’Connor	Forward International Equity Fund	(A)	(E)
	Forward Hoover Small Cap Equity Fund	(E)
	Forward Hoover Mini-Cap Fund	(A)
	Forward Global Emerging Markets Fund	(A)
	Forward International Small Companies Fund	(A)
	Forward Uniplan Real Estate Investment Fund	(A)
	Sierra Club Equity Income Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
DeWitt F. Bowman	Forward International Equity Fund	(A)	(A)
	Forward Hoover Small Cap Equity Fund	(A)
	Forward Hoover Mini-Cap Fund	(A)
	Forward Global Emerging Markets Fund	(A)
	Forward International Small Companies Fund	(A)
	Forward Uniplan Real Estate Investment Fund	(A)
	Sierra Club Equity Income Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

INTERESTED TRUSTEE:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
J. Alan Reid, Jr.	Forward International Equity Fund	(C)	(E)
	Forward Hoover Small Cap Equity Fund	(E)
	Forward Hoover Mini-Cap Fund	(D)
	Forward Global Emerging Markets Fund	(C)
	Forward International Small Companies Fund	(C)
	Forward Uniplan Real Estate Investment Fund	(C)
	Sierra Club Equity Income Fund	(A)
	Sierra Club Stock Fund	(C)
	Forward Legato Fund	(A)

*	Key to Dollar Ranges
(A)	None
(B)	$1 - $10,000
(C)	$10,001 - $50,000
(D)	$50,000 - $100,000
(E)	Over $100,000

No Trustee who is not an interested person of the Trust owns any securities of the Investment Advisor, any of the Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Funds pay each non-interested Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The interested Trustee does not receive any compensation from the Funds. Officers of the Funds and Trustees who are affiliated persons of the Funds, Investment Advisor or Sub-Advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or Sub-Advisors. As of December 31, 2005, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

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Compensation Received From Funds

Name and Position	Aggregate Compensation From Trust(1)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex
J. Alan Reid, Jr. Trustee*	$0	$0	$0	$0
Kenneth V. Domingues, Trustee	$33,250	$0	$0	$33,250
Haig G. Mardikian, Trustee	$32,250	$0	$0	$32,250
Leo T. McCarthy, Trustee	$27,250	$0	$0	$27,750
Donald O’Connor, Trustee	$28,500	$0	$0	$28,500
DeWitt F. Bowman, Trustee(2)	$19,000	$0	$0	$19,000

*	Interested
(1)

Reflects compensation earned for service as a Director of the Predecessor Company and as a Trustee of the Trust from January 1 – December 31, 2005. Other than DeWitt F. Bowman, the Trustees were appointed as Trustees of the Trust effective May 1, 2005.

(2)	DeWitt F. Bowman was appointed as Trustee of the Trust effective January 1, 2006.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between the Funds’ shareholders and its Investment Advisor, Sub-Advisors, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Funds’ Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Web Site

Forward Funds will disclose all portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com, and will additionally disclose the portfolio holdings of the Sierra Club Stock Fund and Sierra Club Equity Income Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end will be posted on the 21st day of the next succeeding month (or, if the 21st day is not a business day, then on the next business day). The portfolio holdings for each month will remain available on the web site for a minimum of six months following the date posted.

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Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)

the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)

the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Funds’ Board of Trustees or the Funds’ Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.) The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds’ Board of Trustees or the Funds’ Chief Compliance Officer

The Funds’ Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefor. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1	Legato Capital Management, LLC — Daily for the Forward Legato Fund with no delay.

2	Vestek - Daily for the Forward Legato Fund with no delay.

3	FactSet Research Systems Inc. - Daily for all Funds with no delay.

Acceptance by third parties who receive the information electronically constitutes reaffirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

The policy also permits the disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds, the Funds’ custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

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Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the information has been publicly disclosed (via the Funds’ websites or otherwise):

•      Top Twenty-five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

•      Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•      Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Investment Advisor or Sub-Advisors of the Funds may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Investment Advisor or Sub-Advisors of the Funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ Investment Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure. The Funds, the Investment Advisor and the Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that supervises the activities of each Sub-Advisor and has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the respective Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The Gordon P. Getty Special 2005 ReFlow/Forward Management Trust (“ReFlow/Forward Trust”), an entity that invests in other entities in the financial services industry, is the sole owner of Forward Management. ReFlow/Forward Trust is wholly-owned by Gordon P. Getty. ReFlow/Forward Trust was organized as a California trust on March 1, 2005.

Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust’s Board of Trustees. Forward Management has

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delegated this authority to Sub-Advisors for all of the Funds except for a portion of the Sierra Club Stock Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed each Fund other than the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund since September 1998. On December 23, 2003, Forward Management replaced Pictet International Management Limited as the investment advisor of the Forward International Small Companies Fund. On September 17, 2004, Forward Management replaced Pictet International Management Limited as investment advisor of the Forward Global Emerging Markets Fund. The twelve portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the Sub-Advisors for the balance of the portfolio of the Sierra Club Stock Fund and for each other Fund. The investment experience of Forward Management is described above, and the investment experience of the Sub-Advisors is described below.

Sub-Advisors

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Forward Management has engaged the services of Hoover Investment Management Co., LLC (“Hoover”) to manage the assets of the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund on a day-to-day basis. Hoover is a registered investment advisor under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2005, Hoover served as an investment advisor or investment sub-advisor to 60 accounts with assets of $1.348 billion under management. Hoover focuses on the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. Ms. Hoover owns 82% of Hoover.

Forward International Equity Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Equity Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund. PAM was established in 1980 and as of December 31, 2005 had approximately $25.2 billion of assets under management for more than 90 accounts. PAM is the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2005, Pictet & Cie had approximately $136 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

Prior to September 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund and its sub-advisor was Hansberger Global Investors, Inc. Prior to January 2002, the Forward Hansberger International Growth Fund was known as the Hansberger International Growth Fund. Prior to March 2000, the Fund was known as the International Equity Fund and its sub-advisor was Templeton Investment Counsel, Inc.

Forward Uniplan Real Estate Investment Fund

Forward Management has engaged the services of Forward Uniplan Investment Advisors, Inc. (“Uniplan”) to act as sub-advisor for the Forward Uniplan Real Estate Investment Fund. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located 23909 W. Overson Road, Union Grove, WI 53182. As of December 31, 2005, Richard Imperiale, President of Forward Uniplan Advisors, Inc. owns 80% of the outstanding shares of the Sub-Advisor. In addition, Forward Management holds a 20% ownership interest in Uniplan Advisors, Inc. and has an option to purchase an additional 5% ownership interest. Uniplan had approximately $302.5 million in assets under management as of December 31, 2005. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and

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individual clients with substantial investment portfolios. Richard Imperiale is the portfolio manager for the Forward Uniplan Real Estate Investment Fund. He is the President, founder and controlling person of Uniplan.

Sierra Club Equity Income Fund

Forward Management has engaged the services of Uniplan to act as sub-advisor for a portion of the Sierra Club Equity Income Fund’s portfolio. Uniplan is discussed above.

Forward Management has also engaged the services of New York Life Investment Management LLC (“NYLIM”) to act as sub-advisor for a portion of the Sierra Equity Income Fund’s portfolio. NYLIM, founded in 2000, is a registered investment advisor under the Advisers Act and is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. New York Life Investment Management LLC is a wholly owned subsidiary of New York Life Investment Management Holdings which, in turn, is a wholly-owned subsidiary of New York Life Insurance Company. New York Life Insurance Company is a mutual insurance company founded in 1845. As of December 31, 2005, NYLIM and its affiliates managed over $200 billion in assets.

Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund and its sub-advisors were NYLIM and Harris Bretall Sullivan & Smith L.L.C.

Sierra Club Stock Fund

Investments in the Fund are allocated between Forward Management and NYLIM. Both Forward Management and NYLIM are discussed above.

Prior to January 1, 2006, the sub-advisors to the Fund were NYLIM and Harris Bretall Sullivan & Smith L.L.C. From December 16, 2002 to January 1, 2003, the Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its sub-advisor was Affinity Investment Advisors, LLC. Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its Sub-Advisor was Garzarelli Investment Management, LLC. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its sub-advisor was Barclays Global Fund Advisors.

Forward Legato Fund

Forward Management has engaged Netols Asset Management Inc. (“NAM”), a Wisconsin S Corporation, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. NAM was founded in September 2000. Jeffrey Netols is a control person of NAM, one of the sub-advisors of the Forward Legato Fund. As of December 31, 2005, Mr. Netols owned 100% of NAM. As of December 31, 2005, NAM had assets under management of $221 million.

Forward Management has engaged Conestoga Capital Advisors, LLC (“CCA”), a Pennsylvania Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2005, William C. Martindale, Jr. and W. Christopher Maxwell each owned 33% of CCA. As of December 31, 2005, CCA had assets under management of $211.7 million.

Forward Management has engaged Riverbridge Partners, LLC (“Riverbridge”), a Minnesota Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of December 31, 2005, no entity or individual owned 25% or more of Riverbridge. As of December 31, 2005, Riverbridge had assets under management of $823 million.

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Investment Management and Sub-Advisory Agreements

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Fund	Advisory Fee
Forward International Equity Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion
Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million
Forward Hoover Mini-Cap Fund	1.05%
Forward Global Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion
Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion
Forward Uniplan Real Estate Investment Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million
Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million
Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million
Sierra Club Equity Income Fund	0.94% up to and including $100 million 0.87% over $100 million up to and including $250 million 0.82% over $250 million up to and including $500 million 0.78% over $500 million

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund’s expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. These fees are higher than many other registered mutual funds but comparable to fees paid by equity funds of a similar investment objective and size. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Funds.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the “Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the investment advisory agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Funds (including, but not limited to the Chief Compliance Officer of the Funds) and the services of any trustees of the trust who are “interested persons” of the trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds. Under the investment advisory agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor,

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with respect to each Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor’s revenues. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund that it directly manages. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the respective Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:

	Gross Investment Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Investment Advisory Fees Paid
Fiscal Year Ended December 31, 2005
Forward International Equity Fund (1)	$195,624	$(134,862)	$60,762
Forward Hoover Small Cap Equity Fund	$2,899,621	$(714,343)	$2,185,278
Forward Global Emerging Markets Fund (2)	$328,662	$(296,908)	$31,754
Forward Hoover Mini-Cap Fund	$375,348	$(78,439)	$296,909
Forward International Small Companies Fund (4)(5)	$1,308,238	$(379,970)	$928,268
Forward Uniplan Real Estate Investment Fund	$379,381	$0	$379,381
Sierra Club Equity Income Fund (6)	$281,818	$(52,666)	$229,152
Sierra Club Stock Fund(8)	$254,327	$(151,523)	$102,804
Forward Legato Fund (7)(3)	$48,694	$(48,694)	$0

Fiscal Year Ended December 31, 2004
Forward International Equity Fund (1)	$184,683	$(82,632)	$102,051
Forward Hoover Small Cap Equity Fund	$1,584,021	$(43,565)	$1,540,456
Forward Global Emerging Markets Fund (2)	$669,262	$(362,519)	$306,743
Forward Hoover Mini-Cap Fund	$238,385	$(88,725)	$149,660
Forward International Small Companies Fund (4)(5)	$430,410	$(379,991)	$50,419
Forward Uniplan Real Estate Investment Fund	$360,332	$—	$360,332
Sierra Club Equity Income Fund (6)	$264,371	$(79,228)	$185,143
Sierra Club Stock Fund (8)	$133,000	$(133,000)	$0
Forward Legato Fund (7)(3)	$0	$0	$0

Fiscal Year Ended December 31, 2003
Forward International Equity Fund (1)	$146,095	$(84,748)	$61,347
Forward Hoover Small Cap Equity Fund	$1,126,681	$(73,040)	$1,053,641
Forward Global Emerging Markets Fund (2)	$1,039,806	$(439,533)	$600,273
Forward Hoover Mini-Cap Fund (9)	$56,617	$(56,617)	$0
Forward International Small Companies Fund (4)(5)	$370,627	$(370,627)	$0
Forward Uniplan Real Estate Investment Fund	$246,906	$(72,903)	$174,003
Sierra Club Equity Income Fund (6)	$219,323	$(177,210)	$42,113
Sierra Club Stock Fund (8)	$39,812	$(39,812)	$0
Forward Legato Fund (7)(3)	$0	$0	$0

(1)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.
(2)

On September 14, 2004, shareholders of the Retail and Institutional Shares of Pictet Global Emerging Markets Fund approved a Plan of Reorganization whereby they received Investor and Institutional shares of Forward Global Emerging Markets Fund. Investment Advisory fees paid by Pictet Global Emerging Markets Fund for the fiscal year ended December 31, 2003 and prior to September 14, 2004 for the fiscal year ended December 31, 2004, were paid to Pictet International Management Limited.

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(3)	In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2005 for the Forward Legato Fund, in the amount of $31,034.

(4)

On December 23, 2003, shareholders of the Retail and Institutional shares of Pictet International Small Companies Fund approved a Plan of Reorganization whereby they received Investor and Institutional shares of Forward International Small Companies Fund. Investment Advisory fees paid by Pictet International Small Companies Fund prior to December 23, 2003 for fiscal year ended December 31, 2003 were paid to Pictet International Management Limited.

(5)

In addition, the Investment Advisor reimbursed expenses for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 for the Forward International Small Companies Fund, in the amount of $0, $0 and $831, respectively.

(6)	The Sierra Club Equity Income Fund commenced operations on January 1, 2003. Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.
(7)	The Forward Legato Fund commenced operations on April 1, 2005.

(8)

In addition, the Investment Advisor reimbursed expenses for the fiscal years ended December 31, 2005, December 31, 2004, and December 31, 2003, for the Sierra Club Stock Fund in the amount of $0, $688 and $138,730, respectively.

(9)

In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2003, December 31, 2004 and December 31, 2005, for the Hoover Mini-Cap Fund in the amount of $0, $79,224 and $0, respectively.

For the services provided pursuant to the Sub-Advisory Agreements with Forward Management, each sub-advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Fund	Sub-Advisory Fee
Forward International Equity Fund(1)	0.45% through $250 million 0.40% over $250 million through $1 billion 0.35% over $1 billion
Forward Hoover Small Cap Equity Fund(2)	0.70% through $100 million 0.55% over $100 million
Forward Hoover Mini-Cap Fund(2)	0.70% through $100 million 0.55% over $100 million
Forward Global Emerging Markets Fund	0.80%
Forward International Small Companies Fund	0.65%
Forward Uniplan Real Estate Investment Fund	0.60% through $100 million 0.55% over $100 million through $500 million 0.45% over $500 million
Forward Legato Fund(3)	0.60%
Sierra Club Stock Fund(3)(4)	NYLIM: 0.45% less than $100 million 0.40% $100 million to less than $250 million 0.35% $250 million to less than $500 million 0.30% $500 million and over
Sierra Club Equity Income Fund(3)(5)

Uniplan:
0.41% less than $100 million
0.32% $100 million to less than $250 million
0.27% $250 million to less than $500 million
0.24% $500 million and over
NYLIM:
0.37% less than $100 million
0.32% $100 million to less than $250 million
0.27% $250 million to less than $500 million
0.22% $500 million and over

(1)           Prior to September 1, 2005, the annual rate was 0.50% on all assets. Prior to that date, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund and its sub-advisor was Hansberger Global Investors, Inc. Sub-advisory fees prior to September 1, 2005 were paid to Hansberger Global Investors, Inc.

(2)           From January 1, 2003 to December 31, 2005, the annual rate was 0.70% up to $100 million and 0.60% on assets over $100 million. From January 1, 2002 to December 31, 2002, the annual rate was: 0.70% on all assets. Prior to January 1, 2002, the annual rate was 0.80% up to $500 million and 0.70% on assets over $500 million.

(3)           In the case of the Sierra Club Equity Income Fund, Sierra Club Stock Fund and Forward Legato Fund, the fee each Sub-Advisor receives from Forward Management is based on the average daily net assets of the Fund allocated to that sub-advisor.

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Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund that it directly manages.

(4)           Prior to January 1, 2006, Harris Bretall Sullivan & Smith, L.L.C. served as a sub-advisor to the Sierra Club Stock Fund and was paid an annual Sub-Advisory fee by Forward Management of 0.45% on average net assets of less than $100 million, 0.40% on average net assets of $100 million to less than $250 million, 0.35% on average net assets of $250 million to less than $500 million and 0.30% on average net assets of $500 million or more.

(5)           Prior to April 1, 2005, Harris Bretall Sullivan & Smith, L.L.C. served as a sub-advisor to the Sierra Club Balanced Fund (currently the Sierra Club Equity Income Fund) and received payments under an Investment Sub-Advisory Agreement. Prior to April 1, 2005, Harris Bretall Sullivan & Smith, L.L.C. was paid an annual Sub-Advisory fee by Forward Management of 0.41% on the first $100 million of average net assets, 0.32% on the next $150 million of average net assets, and 0.27% on the next $250 million of average net assets and 0.24% on average net assets over $500 million.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and investment sub-advisory contracts is available in the Forward Funds’ annual report for the most recent fiscal year ended December 31, 2005.

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Investor Class and Institutional Class shares of the Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. There is no assurance that these expense limitations will be continued beyond the dates indicated.

Fund	End Date	Expense Limit
Forward International Equity Fund - Investor	January 1, 2007	1.29%
Forward Hoover Small Cap Equity Fund - Investor	January 1, 2007	1.69%
Forward Hoover Small Cap Equity Fund - Institutional	January 1, 2007	1.34%
Forward Hoover Mini-Cap Fund - Investor	January 1, 2007	1.79%
Forward Hoover Mini-Cap Fund - Institutional	January 1, 2007	1.23%
Forward Global Emerging Markets Fund - Investor	January 1, 2007	1.69%
Forward Global Emerging Markets Fund - Institutional	January 1, 2007	1.39%
Forward International Small Companies Fund - Investor	January 1, 2007	1.56%
Forward International Small Companies Fund - Institutional	January 1, 2007	1.26%
Forward Uniplan Real Estate Investment Fund - Investor	January 1, 2007	1.69%
Sierra Club Equity Income Fund - Investor	January 1, 2007	1.69%
Sierra Club Stock Fund - Investor	January 1, 2007	1.49%
Forward Legato Fund – Institutional	January 1, 2007	1.25%

With respect to the Forward International Small Cap Equity Fund, Forward Global Emerging Markets Fund and Forward International Equity Fund, the sub-advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus; provided that the net minimum fee payable to the sub-advisor will be 0.30%. With respect to the Forward Uniplan Real Estate Investment Fund, Sierra Club Equity Income Fund and Forward Legato Fund, each of Uniplan, NAM, Riverbridge and CCA have contractually agreed to waive its sub-advisory fees in the same proportion as the Investment Advisor in amounts necessary to limit each Fund’s operating expenses to the annual rate stated in the Prospectus; provided that the net minimum sub-advisory fee payable will be half of the fee otherwise payable to the sub-advisor. With respect to the Sierra Club Stock Fund and Sierra Club Equity Income Fund, NYLIM has contractually agreed to waive up to half of its fee if necessary to allow the Investment Advisor to limit each Fund’s operating expenses to the annual rate stated in the Prospectus. With respect to the Forward Hoover Mini-Cap Fund, the sub-advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus; provided that the sub-advisor’s maximum fee waiver will be 0.10%.

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Portfolio Managers

Hoover Investment Management Co., LLC: Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Irene Hoover, the managing member and founder of Hoover, is responsible for the day-to-day management of the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Hoover managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$421.0	0	$0
Other pooled investment vehicles	5	$176.0	0	$0
Other accounts	53	$751.0	0	$0

Potential conflicts of interest may arise because Hoover performs investment management services for other clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager’s discretion, to make proportionate allocation appropriate.

In addition, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

Ms. Hoover’s compensation consists of a base salary plus her share of the firm’s annual net income based upon her ownership percentage. She is also eligible to participate in Hoover’s 401(k) plan.

Pictet Asset Management Limited: Forward International Equity Fund, Forward Global Emerging Markets Fund and Forward Small Companies Fund

PAM constructs the portfolio of the Forward International Equity Fund using a team approach. Richard Heelis, Head & Senior Investment Manager, Fabio Paolini, Senior Investment Manager, and Aylin Suntay, Senior Investment Manager, are responsible for the day-to-day management of the Forward International Equity Fund. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Heelis and Paolini and Ms. Suntay managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	9	$2,686	0	$0
Other Pooled Investment Vehicles	1	$21	0	$0
Other Accounts	4	$56	0	$0

PAM constructs the portfolio of the Forward International Small Companies Fund using a team approach. Nils Francke, Team Head, Michael McLaughlin, Senior Investment Manager, Philippe Sarreau, Senior Investment Manager, Justin Hill, Senior Investment Manager, and Richard Williamson, Senior Investment Manager are the five portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The

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below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Francke, McLaughlin, Sarreau, Hill, and Williamson managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	5	$931	0	$0
Other pooled investment vehicles	1	$82	0	$0
Other accounts	4	$678	1	$175

PAM constructs the portfolio of the Forward Global Emerging Markets Fund using a team approach. Nidhi Mahurkar, Tom Rodwell, Stephen Burrows, Oliver Bell and David Chatterjee are responsible for the day-to-day management of the Forward Global Emerging Markets Fund. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Mahurkar and Messrs. Rodwell, Burrows, Bell and Chatterjee managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	13	$4,986	2	$399
Other pooled investment vehicles	1	$192	0	$0
Other accounts	11	$2,917	4	$1,935

Potential conflicts of interests or duties may arise because PAM engages in regulated activities for other clients. PAM may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, PAM seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and PAM uses its best efforts to obtain fair treatment of the Fund. In addition, PAM employees are required to adhere to the PAM’s code of practice concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package—the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, PAM uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people and skills. The investment performance component of the Balanced Scorecards is based on pre-tax performance relative to peer group performance (where available) and relative to the following following benchmarks (as applicable): MSCI All Country World Index ex-USA; MSCI Emerging Markets Index; and HSBC World Excluding U.S. Smaller Companies Index. The performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

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Forward Uniplan Advisors, Inc.: Forward Uniplan Real Estate Investment Fund and Sierra Club Equity Income Fund

Richard Imperiale, President of Uniplan, is responsible for the day-to-day management of the Forward Uniplan Real Estate Investment Fund and for Uniplan’s portion of the portfolio of the Sierra Club Equity Income Fund. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Imperiale managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$56.8	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	552	$245.7	0	$0

Potential conflicts of interest may arise because Uniplan engages in portfolio management activities for other clients. Uniplan has adopted trade allocation and aggregation procedures (the “Allocation and Aggregation Procedures”) to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The Allocation and Aggregation Procedures include procedures for aggregating orders for all accounts buying or selling a security on a particular day and allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it generally will be allocated proportionately based on the allocation determination. The portfolio manager may determine in special circumstances to allocate the fill using other appropriate criteria, such as when the portfolio manager determines that the amount of shares acquired within the desired price range is too small for proportionate allocation, or if a client has a unique investment objective and the security being acquired meets that investment objective.

Uniplan has also adopted a Code of Ethics that governs the personal securities trading activities of all Uniplan employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

The portfolio manager is compensated by a base salary and an annual bonus. The bonus payment is determined by a number of factors, including, but not limited to, performance of the fund and managed accounts relative to the benchmark for the year and total product assets under management. Additional factors that are considered include the portfolio manager’s contributions to the investment management functions within the company, contributions to the recruitment and development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives in total.

New York Life Investment Management LLC: Sierra Club Equity Income Fund and Sierra Club Stock Fund

NYLIM uses a team-managed approach to manage the portion of the Sierra Club Stock Fund’s portfolio that is managed by NYLIM. The team is managed by Kathy O’Connor, CFA, Managing Director. Jeffrey Sanders, CFA, conducts equity research for the Sierra Club Stock Fund.

Joan M. Sabella, CFP, CRPC, Director, manages the portion of the Sierra Club Equity Income Fund that is managed by NYLIM.

The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts managed by Ms. O’Connor and Mr. Sanders and by Ms. Sabella as of December 31, 2005:

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Kathy O’Connor and Jeffery Sanders

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	5	$912	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	17	$716	5	$433

Joan Sabella

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	4	$1,318	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	8	$104	0	$0

In addition to the accounts listed above, each portfolio manager has personal securities accounts with respect to which they make investment decisions, which are subject to trading limitations and reporting obligations under NYLIM’s Code of Ethics.

Each of the portfolio managers provide portfolio management services to other clients, and there are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same security for various accounts managed by the portfolio managers, some of which may have different objectives. To accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others, NYLIM has adopted policies and procedures for aggregation and allocation of trades, and a code of ethics. All client accounts are treated fairly and equitably and no one client account receives preferential treatment over another.

NYLIM provides investment services to other private accounts including, but not limited to, insurance company affiliated accounts, mutual funds and corporations. Some of the accounts it manages may have similar investment parameters as the Funds. For example, NYLIM has accounts with the same investment parameters as those of the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, although not with the same socially responsible screening constraints. Any purchases or sales of securities being made by a Fund may also be made for other accounts managed by NYLIM. All such transactions will be allocated pro rata in accordance with NYLIM’s Aggregation and Allocation Policies and Procedures. Currently, all Equity Investors Group client accounts have long-only strategies.

To address potential conflicts of interest, NYLIM has developed policies and procedures to help guide the portfolio managers and traders. These policies and procedures include: Aggregation and Allocation Policies and Procedures with respect to allocation of investment opportunities among client accounts, Code of Ethics with respect to personal trading, Trading Desk Policies and Procedures with respect to placing trades with brokers, allocating trades, and trade errors, Investment Management Supervisory Procedures with respect to ensuring adherence to client account guidelines and equitable distribution of investment opportunities among clients.

NYLIM’s Compliance Department prepares a series of reports, which the Portfolio Management Supervisor reviews daily, and monitors for cross trades, trade allocations among accounts, and adherence to client guidelines. Best execution is also reviewed daily.

A NYLIM Investment Committee reviews performance quarterly. This review includes performance variations of accounts with similar benchmarks. Any statistically significant variance is investigated.

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors’ goals by

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rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual’s management. In addition, these employees also participate in a long-term incentive program.

An employee’s total compensation package, i.e., salary, annual and long-term incentives, is reviewed periodically to ensure it is competitive relative to the external marketplace.

Annual Incentive Plan. The total dollars available for distribution is equal to the pool generated based on NYLIM’s overall company performance. NYLIM company performance is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow.

Long-term Incentive Plan. The Partner Equity Plan awards both Partner (Phantom) Options and Partner (Phantom) Shares to eligible employees (Director and above), and is designed to reward growth in Company value. Awards are made in a 2:1 options to stock ratio.

Forward Management, LLC: Sierra Club Stock Fund

Forward Management uses a team approach to managing its portion of the Sierra Club Stock Fund’s portfolio. The investment team consists of Garvin Jabusch, Jeremy Deems, and Roger Edelen. Messrs. Deems, Jabusch and Edelen are jointly and principally responsible for management of the portfolio. Messrs. Jabusch and Deems have been portfolio managers since January 1, 2006. Mr. Edelen became a portfolio manager on May 1, 2006.

The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Jabusch and Deems managed as of January 31, 2006 and that Mr. Edelen managed as of March 31, 2006:

Garvin Jabusch

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	1	$15	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jeremy Deems

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	1	$15	0	$0
Other pooled investment vehicles	1	$32.6	0	$0
Other accounts	0	$0	0	$0

Roger Edelen

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	0	$0	0	$0
Other pooled investment vehicles	1	$53.9	0	$0
Other accounts	0	$0	0	$0

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Mr. Jabusch is not individually responsible for the day to day management of the portfolio of any other account. Messrs. Deems and Edelen are Members of the Investment Committee of ReFlow Management Co., LLC, which provides discretionary advice to the ReFlow Fund. ReFlow is a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The ReFlow Fund is a pooled investment vehicle that provides the liquidity source via a daily auction. As members of the Investment Committee of ReFlow Management, Messrs. Deems and Edelen provide discretionary investment advice to the ReFlow Fund with respect to the deployment of assets not required for the auction program. Due to the nature of the two funds, it is not anticipated that any serious conflicts of interest will arise between the Sierra Club Stock Fund and the ReFlow Fund. Messrs. Deems, Jabusch and Edelen additionally each have personal securities accounts with respect to which they make investment decisions, which are subject to trading limitations and reporting obligations under Forward Management’s Code of Ethics.

Mr. Jabusch’s compensation consists of a fixed salary and yearly bonus that is not based directly on the performance of the Fund or Forward Management. Mr. Deems’ compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. Deems’ compensation. Mr. Edelen’s compensation consists of a fixed fee under a consulting agreement and is not based directly on the performance of the Fund or Forward Management.

Netols Asset Management Inc.: Forward Legato Fund

Jeffery W. Netols, President and Portfolio Manager of Netols Asset Management Inc. (“NAM”) is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	4	$65	0	$0
Other pooled investment vehicles	3	$128	0	$0
Other accounts	26	$28	0	$0

Potential conflicts of interest may arise because NAM engages in portfolio management activities for other clients. Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM’s policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in non-directed accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its non-directed trades, NAM may execute a directed brokerage trade at the same time it executes trades in non-directed accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

•              A determination that time is of the essence in executing directed-brokerage trades, as described above;

•              Cash limitations or excess cash;

•              Client direction or requirement to raise cash in an account;

•              Account-specific investment restrictions;

•              Specific overriding client instructions;

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•              Investment not suitable for (or consistent with) known client preferences; or

•              Common sense and equitable adjustments.

Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC:  Forward Legato Fund

William C. Martindale, Jr., Managing Partner & Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2005:

William C. Martindale

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$12.4	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	59	$46.6	0	$0

Robert M. Mitchell

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered investment companies	2	$12.4	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	136	$140.7	0	$0

The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA’s small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA’s various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

The compensation of both Mr. Martindale and Mr. Mitchell is based upon the asset growth and the associated level of CCA’s profitability. The compensation is not tied directly to performance of the accounts managed. As significant owners of the firm, Mr. Martindale and Mr. Mitchell’s compensation will be determined by the overall firm’s success.

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Riverbridge Partners, LLC:  Forward Legato Fund

Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge Partners, LLC (“Riverbridge”). The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Thompson, Moulton, Feick, Dobrzynski and Webb managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$136	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	84	$687	6	$5

Potential conflicts of interest may arise because Riverbridge engages in portfolio management activities for other clients. The Fund will not receive preferential treatment relative to Riverbridge’s other accounts, nor will the Fund be disadvantaged in any way.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge’s various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team. The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee’s contribution in an amount equal to 100% of the first 3% of each employee’s contribution and 50% of the next 2%.

The below table sets forth information regarding the ownership of the Funds by the portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

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Information As Of December 31, 2005 (except as noted)

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Richard Heelis	Forward International Equity Fund	(A)	(A)
Fabio Paolini	Forward International Equity Fund	(A)	(A)
Aylin Suntay	Forward International Equity Fund	(A)	(A)
Irene Hoover	Forward Hoover Small Cap Equity Fund	(D)	(E)
	Forward Hoover Mini-Cap Fund	(D)	(E)
Nils Francke	Forward International Small Companies Fund	(A)	(A)
Michael McLaughlin	Forward International Small Companies Fund	(A)	(A)
Philippe Sarreau	Forward International Small Companies Fund	(A)	(A)
Justin Hill	Forward International Small Companies Fund	(A)	(A)
Richard Williamson	Forward International Small Companies Fund	(A)	(A)
Nidhi Mahurkar	Forward Global Emerging Markets Fund	(A)	(A)
Tom Rodwell	Forward Global Emerging Markets Fund	(A)	(A)
Stephen Burrows	Forward Global Emerging Markets Fund	(A)	(A)
Oliver Bell	Forward Global Emerging Markets Fund	(A)	(A)
David Chatterjee	Forward Global Emerging Markets Fund	(A)	(A)
Richard Imperiale	Forward Uniplan Real Estate Investment Fund	(F)	(F)
Richard Imperiale	Sierra Club Equity Income Fund	(E)	(F)
Joan M. Sabella	Sierra Club Equity Income Fund	(A)	(A)
Jeffrey Sanders	Sierra Club Stock Fund	(A)	(A)
Kathy O’Connor	Sierra Club Stock Fund	(A)	(A)
Jeremy Deems	Sierra Club Stock Fund	(A)	(B)
Garvin Jabusch	Sierra Club Stock Fund	(A)	(A)
Roger Edelen**	Sierra Club Stock Fund	(A)	(A)
Jeffery W. Netols	Forward Legato Fund	(A)	(A)
William C. Martindale	Forward Legato Fund	(A)	(A)
Robert M. Mitchell	Forward Legato Fund	(A)	(A)
Mark A. Thompson	Forward Legato Fund	(A)	(A)
Rick D. Moulton	Forward Legato Fund	(A)	(A)
Dana L. Feick	Forward Legato Fund	(A)	(A)
Philip W. Dobrzynski	Forward Legato Fund	(A)	(A)
David A. Webb	Forward Legato Fund	(A)	(A)

*         Key to Dollar Ranges

(A)     None

(B)      $1 - $10,000

(C)      $10,001 - $50,000

(D)      $50,001 - $100,000

(E)      $100,001 - $500,000

(F)      $500,001 - $1,000,000

(G)      Over $1,000,000

**       Information as of March 31, 2006

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Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor’s various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor

Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust and the Distributor, ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisors to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction report with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor and the Sub-Advisors are on public file with and available from the SEC.

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Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. Except in the case of the Sierra Club Equity Income Fund and Sierra Club Stock Fund, the Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Investment Advisor has retained proxy voting authority for the Sierra Club Equity Income Fund and Sierra Club Stock Fund. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisors’ proxy voting policies and procedures and any amendments.

Proxy Voting Guidelines

Hoover Investment Management Co., LLC

Hoover’s Proxy Voting Policy is designed to assure that proxies are voted in the best interests of its clients (including the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund). Hoover considers the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Hoover has engaged the services of a third party, Institutional Shareholder Services (“ISS”), for assistance in collecting and voting proxies according to Hoover’s instructions and maintaining records of votes cast on behalf of clients. Hoover retains final authority and fiduciary responsibility for all proxy voting and shall monitor ISS’s compliance with its proxy voting instructions.

Hoover’s Operations Manager (also, the Proxy Officer), portfolio manager and relevant analyst will be responsible for reviewing and voting shareholder proxies. While many proxy proposals can be voted in accordance with Hoover’s established guidelines, some proposals may require special consideration, which may dictate that an exception is made to its broad guidelines or a determination that a guideline may not be applicable to the issue at hand. The Proxy Officer is responsible for monitoring ISS’s compliance with its proxy voting instructions and ensuring that proxies are voted consistently across all portfolios.

The following examples illustrate Hoover’s proxy voting principles, with examples of voting decisions for the types of proposals that are most frequently presented. The summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether Hoover supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. Hoover will generally use these Guidelines to determine how to vote.

Routine Business. Hoover will generally vote with management on most routine business matters. With regard to certain specific issues such as election of directors, appointment of accountants and proposals to authorize additional common or preferred stock, unless management’s clear intent is to thwart a takeover, Hoover generally votes with management.

Corporate Governance. Hoover generally votes against management on certain corporate governance issues that it believes may present a conflict between the interests of management and the interests of shareholders. With regard to certain specific issues, Hoover generally votes for proposals for confidential voting and proposals which enable a company to opt out of state anti-takeover statutes. Hoover generally votes against proposals to establish classified boards of directors, including those proposals which provide for staggered terms, the removal of directors only for “cause”, the authorization of incumbent directors to fill vacancies on the board and to determine its size. Generally, Hoover votes for fair price amendments when the stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. If Hoover believes that a fair price amendment is a disguised attempt to thwart potential takeover bids, it will vote against such an amendment.

Social and Political Issues. Generally, Hoover votes against such proposals, unless it can be clearly shown that there would be a positive economic benefit from them.

Conflicts of Interest. Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process and will seek to resolve all conflicts in its clients’ collective best interest. Voting in accordance with the Guidelines described above (as they may be revised from time to time) will generally prevent any conflicts that may appear to exist from affecting its voting. However, if (i) a proposal is not covered by the Guidelines or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of its clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel

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to determine what votes on those proposals would be in the collective best interest of its clients.

Pictet Asset Management Limited

PAM has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, PAM may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by PAM are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in PAM’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between PAM and a client are referred to PAM’s proxy voting committee for resolution.

With regard to voting proxies of foreign companies, PAM weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, PAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, PAM recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, PAM generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. PAM believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, PAM generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, PAM generally votes in accordance with management on issues that PAM believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, PAM generally takes the following positions pursuant to the Voting Guidelines. PAM generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. PAM generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. PAM will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors’ mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Forward Uniplan Investment Advisors, Inc.

As required under the Investment Advisers Act of 1940, Uniplan has adopted Proxy Voting Policies and Procedures for voting proxies received with respect to accounts managed by Uniplan. The Investment Advisers Act of 1940 requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures and how they may obtain information regarding how the advisor has voted their proxies.

In instances where there is a potential conflict of interest between Uniplan and its clients with respect to matters relating to proxies, Uniplan will use one of the following methods to vote proxies, the determination of such method to be made based on the clients’ best interest:

1        provide the client with pertinent information about the matter to be voted on and any potential Uniplan conflict and obtain the client’s consent before voting;

2              vote securities based on a pre-determined voting policy established by Uniplan;

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3              vote client securities based upon the recommendations of an independent third party; or

4              request the client to engage another party to determine how the proxies should be voted.

Uniplan will vote proxies related to securities held by any client in client in accordance with specific pre-determined procedures designed to ensure that the best interests of the client are met. Generally, Uniplan will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. For instance, proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, Uniplan and its employees will vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Uniplan will, on an annual basis, provide clients with a concise summary of its proxy voting process, and upon request, provide clients with a copy of its Proxy Voting Policies and Procedures and how they can obtain information regarding how their securities were voted.

Forward Management, LLC - for the Sierra Club Equity Income Fund and the Sierra Club Stock Fund

With respect to the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, Forward Management (the “Investment Advisor”) determines how to vote proxies based on guidelines (“Guidelines”) it has developed with the aim of ensuring that all votes cast by the Funds are in accord with the stated values and goals of the Funds. A third-party independent proxy voting agent may be employed to enter the votes on the Funds’ behalf utilizing the Funds’ guidelines, and under the supervision of Forward Management. These Guidelines are intended to further sound voting on environmental and social issues. While the Investment Advisor makes voting determinations, the proxy voting agent may provide administrative support and may vote proxies. The basis for a decision to vote against the Guidelines is memorialized by the Investment Advisor.

The following examples illustrate the Investment Advisor’s Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether the Investment Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of Directors. The Investment Advisor will vote for uncontested director nominees. The Investment Advisor will withhold votes from director nominees if) (i) the board lacks an audit, compensation or nominating committee; (ii) the board will consist of more than 11 directors after the election; (iii) the board will consist of fewer than 7 directors after the election; (iv) the company has adopted a classified board structure; or (v) the company does not have an independent chair or lead director. The Investment Advisor will also withhold votes from any director nominee (i) attending less than 75% of the board and committee meetings during the previous fiscal year; (ii) who is retired from active employment and who serves on boards at four other major companies; (iii) who is employed full-time and who serves on boards at two other major companies; (iv) who serves on the audit committee if non-audit services exceed 50% of fees; or (v) who is non-independent and serves on the nominating, audit or compensation committee if 25% of the committee members are not independent. The Investment Advisor will withhold votes from directors’ nominees on a case by case basis if the board does not include at least one woman director and one minority director.

Mergers/Acquisitions. The Investment Advisor will vote on a case by case basis for a management proposal to merge with or acquire another company. The Investment Advisor will vote against a merger/acquisition if (i) the combined entity would be controlled by a person or group; (ii) the change-in-control provision would be triggered; (iii) the current shareholders would be minority owners of the combined company; or (iv) the combined entity would reincorporate or change its governance structure. The Investment Advisor will vote on a case by case basis on a proposal that would move the target company’s location outside the U.S.

Environmental Impact. The Investment Advisor will vote for a shareholder proposal that asks the company to report on its environmental impact or plans.

Climate Change. The Investment Advisor will vote for a shareholder proposal that asks management to report or take action on climate change.

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Natural Habitat. The Investment Advisor will vote for a shareholder proposal that asks the company to preserve natural habitat.

Conflicts of Interest. When a proxy presents a conflict of interest to the Investment Advisor, the Investment Advisor may: (i) vote in accordance with its proxy policy if it involves little or no discretion; (ii) vote as recommended by a third party service if the Advisor utilizes such a service; (iii) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Advisor clients; (iv) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (v) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (vi) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

Netols Asset Management Inc. (“NAM”)

NAM’s proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund’s best economic interest. NAM votes proxies for its portion of the Forward Legato Fund pursuant to the authority granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

NAM maintains a list, which its CCO regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund’s best interests and is not a result of the conflict.

1.         Engage an independent party to determine how to vote the proxy;

2.         Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;

3.         Refer the proxy to the Fund’s Investment Advisor; or

4.         Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

1.         NAM’s determination of whether the proxy proposal will create dilution for shareholders;

2.         NAM’s determination of how the proxy proposal will impact the Fund;

3.         The period of time over which shares of the company are expected to be held in the Fund’s portfolio;

4.         The size of the position;

5.         The costs involved in the proxy proposal; and

6.         Management’s assertions regarding the proxy proposal.

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Proxy Proposals Regarding Business Operations Matters. NAM generally supports management’s recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management’s ability is a key factor NAM considers in selecting equity securities for the Fund’s portfolio. NAM believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when NAM believes the company’s management is acting in an inconsistent manner with the Fund’s best interests NAM will vote against management’s recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in NAM’s opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

Conestoga Capital Advisors, LLC (“CCA”)

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA’s proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA’s interests and those of the Fund with respect to proxy voting as described below.

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund’s written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest. CCA may abstain from voting if it deems such abstinence in the Fund’s best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients’ best interest for CCA not to vote a particular proxy. The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the “Committee”). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary will record each member’s vote and the rationale for his decision.

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If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on CCA.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file. This may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).

Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC (“Riverbridge”)

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of Trustees, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted.

Fund securities that are not held in Riverbridge’s model portfolios will be voted on a best effort basis, based on the knowledge and experience of the investment team.

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Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Funds’ Proxy Voting Records

Information on how each of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling 1-800-999-6809, and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding proxy voting records for the Sierra Club Equity Income Fund and Sierra Club Stock Fund is also available on the Sierra Club Funds’ website at www.sierraclubfunds.com.

Administrative Services and Transfer Agent

ALPS Mutual Funds Services, Inc. (hereinafter “AMFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Funds’ administrator and transfer agent. As administrator, AMFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay AMFS fees based on the average net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AMFS was effective September 12, 2005. It has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005, AMFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AMFS at P.O. Box 1345, Denver, CO 80201.

AMFS has served as the transfer agent for the Funds since October 17, 2005. For the year ended December 31, 2005, AMFS received fees totaling $0 from the Funds for performing transfer agent services.

Prior to October 17, 2005, PFPC Inc. served as the transfer agent for the Funds, and prior to February 1, 2006, PFPC Inc. also served as administrator for the Funds. For the fiscal year ended December 31, 2005, the Funds paid PFPC $769,601 for its services. For the fiscal year ended December 31, 2004, the Funds, other than the Forward Global Emerging Markets Fund paid PFPC $372,013 for its administrative services. For the fiscal year ended December 31, 2003, the Funds, other than the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, paid PFPC $220,951 for its administrative services.

On December 23, 2003, the Pictet International Small Companies Fund, reorganized as the Forward International Small Companies Fund. PFPC served as the administrator to the Pictet International Small Companies Fund pursuant to an administration agreement between the parties. For the fiscal years ended December 31, 2003, the Fund paid PFPC $87,257 for its administrative services.

On September 15, 2004, the Pictet Global Emerging Markets Fund reorganized as the Forward Global Emerging Markets Fund. PFPC served as the administrator to the Pictet Global Emerging Markets Fund pursuant to an administration agreement between the parties. For the fiscal years ended December 31, 2004 and December 31, 2003, the Pictet Global Emerging Markets Fund paid PFPC $62,672 and $195,999 respectively for its administrative services.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service fees pursuant to Distribution Plans; costs of designing,

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printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; and costs of stationery and forms prepared exclusively for the Funds. The Trust has agreed to compensate the Investment Advisor in the amount of $125,000 per annum for the time of the officer or employee of the Investment Advisor who serves as Chief Compliance Officer for the Funds, plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Service Plans

Distribution Plan

The Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class shares (“Distribution Plan”). The purpose of the Distribution Plan is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Funds pay the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.25% of each Fund’s average net assets attributable to Investor Class shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Investor Class shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Investor Class of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Because the fees under the Distribution Plan are paid out of the Fund’s assets attributable to the Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges.

For purposes of paying for record-keeping and administrative services under the Distribution Plan, the Distributor and financial intermediaries normally calculates payment on the basis of an average running balance over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

The Distributor may suspend or modify the Plan at any time. Payments are subject to the continuation of the Plan described above and the terms of service agreements between dealers and the Distributor.

Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of the Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as “Disinterested Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by separate votes of the Trustees and the Disinterested Trustees. The Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any

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agreement pursuant to the Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Trustees.

The Funds participate from time to time in joint distribution activities. Fees paid under the Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds.

For the fiscal year ended December 31, 2005, the following amounts were paid under the Distribution Plan:

	Advertising	Printing and Mailing of Prospectuses to other than current shareholders	Compensation to underwriters	Compensation to broker- dealers	Compensation to sales personnel	Interest, carrying, or other finance charges
Forward Global Emerging Markets Fund	0	0	0	$12,478	0	0
Forward International Equity Fund	0	0	0	$34,522	0	0
Forward International Small Companies Fund	0	0	0	$80,246	0	0
Forward Hoover Small Cap Equity Fund	0	0	0	$589,321	0	0
Forward Hoover Mini-Cap Fund	0	0	0	9,406	0	0
Forward Uniplan Real Estate Investment Fund	0	0	0	$53,560	0	0
Sierra Club Stock Fund	0	0	0	$43,813	0	0
Sierra Club Equity Income Fund	0	0	0	$29,981	0	0

Shareholder Services Plan

The Funds have a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Investor Class Shares of all Funds and the Institutional Class shares of the Forward Legato Fund (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Investor Class shareholders of all Funds in amounts not to exceed 0.10% of the average daily net asset value of such shares.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plan are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust’s Board of Trustees, including all of the Trustees who are not

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interested persons of the Trust, as defined in the 1940 Act. The Shareholder Services Plan must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to the Trust at any time, without any penalty, by such Trustees or by a vote of a majority of the Trust’s outstanding shares on 60 days’ written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the plan or materially increase the expenses paid by the Funds requires approval by the Board of Trustees of the Funds, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balances over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

The Trust, with respect to the Institutional Class shares of the Funds may, without shareholder approval, adopt a Shareholder Services plan under the terms and conditions set forth above, pursuant to which service fee payments could be made out of the assets attributable to those shares. The prospectus and SAI of the Trust would be supplemented prior to the implementation of any such payments, thereby providing notice to affected shareholders. Currently only the Institutional Class shares of the Forward Legato Fund incurs expenses under the Shareholder Services Plan in an amount up to 0.10% of the average daily net asset value of each shares, as set forth above.

Other Compensation to Dealers

As of May 1, 2006, the top dealers to which Forward Management anticipates it will pay additional compensation (as described in the Prospectus) include Charles Schwab; Fidelity Brokerage Services, LLC.; J.P. Morgan Retirement Plan Services; Morgan Stanley DW, Inc.; National Financial Services Corp.; New York Life Insurance Company; NYLife Distributors, LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Citigroup Global Markets.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Trust’s Trustees without a vote of the holders of a majority of outstanding shares of a Fund. There can be no assurance that the investment objective of any of the Funds will be achieved.

The investment policy of each of the Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund relating to the type of investments in which 80% of the Fund’s net assets plus borrowings, if any, must be invested in the particular type of investment suggested by its name, may be changed by the Board of Trustees without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC.

Forward Uniplan Real Estate Investment Fund – Social and Environmental Policy

The Fund’s Sub-Advisor believes that the management quality of a REIT is one of the most important determinates of REIT performance. High quality management can add tremendous value to even a marginal real estate portfolio. Conversely, poor management quality can take a well-positioned real estate portfolio and substantially diminish the value of the properties. In observing real estate management teams in action over the last decade, Uniplan has observed some common traits among the management of the best performing REITs. Many of these traits can be considered indications of a socially- and environmentally-responsible management culture.

Uniplan conducts social and environmental analyses of potential REIT investments in three broad areas: (1) Management

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culture; (2) Real estate policy; and (3) General social and business policy.

Management Culture. In Uniplan’s opinion, good management will work hard to align the general interests of shareholders, management, employees, the local community and environment, and the vendors to the company. In general terms, Uniplan believes the more effective the alignment of these interests, the better the general long-term performance of the REIT.

Examples of factors favored with regard to the key corporate management include the following:

•      Whether top management is approachable and willing to have a reasonable dialogue with potential shareholders;

•      Whether compensation levels of management are fair and reasonable when compared to REITs of similar size and structure;

•      Whether the management team owns shares and / or options and whether these incentives are appropriately structured.

With regard to the employees of the REIT, the following factors, among others, are considered:

•      Whether compensation and benefits provided to employees are fair and reasonable;

•      Whether employees are able to articulate the corporate mission and vision;

•      Whether the company is “family friendly”, providing childcare, flex hours, health and wellness programs, and other quality of life benefits;

•      In geographic areas where unionization is common, whether the workers are unionized and how the union characterizes its relationship with the company;

•      Whether the company has had any employee- or employment-related litigation;

•      Whether the company has a code of ethics for employees.

With regard to community relations, the following factors, among others, are considered:

•      Whether the company has a community-giving program;

•      Whether the company has a charitable matching program available to employees;

•      Whether the ethnic, religious and gender mixes of the company reflect those of the community;

•      Whether the company has a history of litigation with state and local governments or with community-based organizations.

With regard to vendor relations, the following factors, among others, are considered:

•      Whether the company has a general policy wherein good social and environmental procurement practices are expected of its suppliers;

•      Whether there is a fair competitive process for small and local business to compete as vendors.

In Uniplan’s view, a company that has a general positive approach to most of the issues outlined above will normally have a better and more stable management culture, which generally translates into increased shareholder value.

Real Estate Policy. There are certain issues regarding community planning, urban development and general construction practices that, when applied to REIT management practices, Uniplan believes, tend to translate into better property performance.

With regard to urban and community planning, the following factors, among others, are considered:

•      Whether the company has a long-term plan that addresses property level best-use issues;

•      Whether company supports urban infill and urban renewal projects;

•      Whether the company has a policy on historic and landmark properties;

•      Whether the company has a position on density, traffic and suburban sprawl;

•      The amount and type of redevelopment activity the company has executed;

•      The feedback from the local communities regarding the company’s projects.

With regard to construction practices, the following factors, among others, are considered:

•      Whether the company owns or constructs “big box” retail projects.

•      Whether the company goes beyond usual and customary local standards when developing or renovating properties;

•      Whether the company has a policy on foreign content in its materials procurement process.

•      Whether the company employs union tradesmen on construction activities.

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General Social and Business Policy. Uniplan attempts to look at REITs’ general social and business practices. For example, studies have shown that a proactive policy on energy management tends to translate into higher shareholder value. In this realm, the following factors, among others, are considered:

•      Whether the company has an overall energy policy that deals with energy efficiency and/or conservation;

•      Whether the company has a policy concerning water conservation;

•      Whether the company has a policy regarding the recycling or disposal of waste materials;

•      Whether the company has a policy on dealing with other relevant environmental issues;

•      The general level of maintenance and repair of the company’s properties;

•      The reputation of the company, as expressed by tenants, community members and other real estate professionals.

In general, Uniplan believes that affirmative policies to most of the above issues constitute a proactive, high-quality management structure that will enhance shareholder value over the long term while providing for a positive impact for employees, the community and the environment, and that REITs with these operating characteristics have historically added value in a REIT portfolio.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards.

As a matter of fundamental policy, each Fund may not:

1.       Invest 25% or more of the total value of its assets in a particular industry, except that the Forward Uniplan Real Estate Investment Fund will invest over 25% of its assets in the real estate industry. However, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.       Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes.

3.       Purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus.

4.       Make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus.

5.       Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter.

6.       Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

7.       Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

In addition, as a matter of fundamental policy, each of the Sierra Club Equity Income Fund and the Sierra Club Stock Fund may not purchase securities that fail to meet the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and SAI.

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ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds’ investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to each of the Funds. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental.

Multi-Manager Risk

As the Sierra Club Stock Fund, Sierra Club Equity Income Fund and the Forward Legato Fund utilize multiple Sub-Advisors (in the case of the Sierra Club Stock Fund, Forward Management and a Sub-Advisor) who make their trading decisions independently, it is possible that one or more of the Sub-Advisors or Forward Management may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors. It is also possible that the Sub-Advisors and Forward Management may be competing with each other for similar positions on behalf of a Fund at the same time. In such cases, a Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

A Fund may invest significantly in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of a Fund’s equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

A Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

A Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of

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fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund will not invest more than 5% of its assets in any combination of IO, PO or inverse floater securities. A Fund may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary

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authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

A Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objective.

Securities Issued by Other Investment Companies

A Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to a Fund in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

A Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

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Dividend Rolls

A Fund may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

A Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed.

Swap Agreements

A Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to produce

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greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

A Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. A Fund may write a call or put option only if the option is “covered.” A call option on a security or futures contract written by a fund is “covered” if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is “covered” if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less

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transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

A Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be

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unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

A Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Advisor, the Funds and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

A Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

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Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

A Fund may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds, other than the Sierra Club Stock Fund and the Sierra Club Equity Income Fund, from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

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Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s holdings may be disadvantageous from an investment standpoint. A Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Rating Service (“S&P”)) are described as “speculative” both by Moody’s and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

A Fund may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody’s or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. Such debt securities may include preferred stocks, investment grade corporate bonds and notes, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value.

Bonds that are rated Baa by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

Privatizations

Certain of the Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

A Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

A Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Funds’ investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

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Investment in Foreign and Developing Markets

The Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Global Emerging Markets Fund, Forward Uniplan Real Estate Investment Fund, Forward Legato Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund may purchase securities in any foreign country, developed or developing. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on a Fund’s non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. A Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor,

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in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. A Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political diplomatic and economic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign banks may be subject to sovereign action in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

ReFlow

A Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co. LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

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Small Capitalization Stocks

The Forward International Small Companies Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, Forward Legato Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund may invest in stocks of smaller companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund and Forward Legato Fund are expected to have annual portfolio turnover rates in excess of 100%. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates. Turnover rates may vary greatly from year to year, as well as within a particular year.

The Forward International Equity Fund is anticipated to have a turnover rate of less than 100 under normal market conditions. The Fund experienced an unusually high turnover rate in 2005 as a result of a change in the sub-advisor and a change in investment strategy.

PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisors, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisors are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”) and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

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Purchases of the Funds’ portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2003, 2004 and 2005, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/03
Forward International Equity Fund(1)	$82,674	$37,077	$19,654
Forward Hoover Small Cap Equity Fund	$1,909,058	$1,178,450	$917,356
Forward Global Emerging Markets Fund(2)	$85,247	$154,190	$240,391
Forward Hoover Mini-Cap Fund	$439,452	$374,751	$161,386
Forward International Small Companies Fund(3)	$779,719	$378,534	$330,355
Forward Uniplan Real Estate Investment Fund	$71,333	$61,673	$45,445
Sierra Club Equity Income Fund (4)	$44,598	$36,687	$40,433
Sierra Club Stock Fund	$37,281	$31,466	$13,639
Forward Legato Fund (5)	$21,310	—	—

(1)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.
(2)

Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table prior to September 15, 2004 represents the financial history of the Pictet Global Emerging Markets Fund.

(3)

Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents financial history of the Pictet International Small Companies Fund.

(4)	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.
(5)	The Forward Legato Fund commenced operations on April 1, 2005.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

The Investment Advisor, at its expense, may provide additional promotional incentives to dealers in connection sales of the Funds. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

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Telephone Redemption and Exchange Privileges

As discussed in the Funds’ Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.     Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase for the Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund and Forward Legato Fund, and within 60 days of purchase for the Sierra Club Equity Income Fund and the Sierra Club Stock Fund. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.     Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.     The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.     Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the

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Fund’s prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

The Forward Funds impose a redemption fee of 2.00% of the total redemption amount if an investor sells or exchanges shares of the Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund or Forward Legato Fund within 180 days after the purchase date, or if an investor sells or exchanges shares of the Sierra Club Equity Income Fund or Sierra Club Stock Fund within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of each of the Funds’ shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund’s portfolio securities to affect that Fund’s NAV or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable redemption fee.

Debt securities (including convertible debt) that are credit impaired or that have more than 60 days remaining until maturity for which market quotations are readily available will have a Market Value of the average of the latest bid and ask price. Debt securities that are not credit impaired and that have 60 days or less remaining until maturity are valued at amortized cost.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market’s official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with policies and procedures established by, and under the general supervision of, the Board of Trustees. These policies and procedures are intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign

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exchange rates may generally be obtained at 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Trustees or which are valued by the Investment Advisor and/or Sub-Advisors using procedures approved by the Board of Trustees. The Trust may retain a statistical research service to assist in determining the fair value of securities. Such a service would utilize statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service would be based on the data utilized by the service. Fair values determined by such a service may not be indicative of the price that a Fund could obtain for a security if it were to dispose of the security as of the time of pricing.

The NAV per share of each of the Funds will fluctuate as the value of the Funds’ investments change. NAV per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of such Fund’s outstanding shares. The NAV of different classes of shares of the same Fund will differ due to differing class expenses.

Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received from financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds’ Prospectus.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

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DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the Shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the

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Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Funds’ distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds’ investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

The Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Legato Fund and Sierra Club Stock Fund expect to pay dividends of net investment income and capital gain distributions annually in December and capital gain distributions annually in November. The Forward Uniplan Real Estate Investment Fund expects to declare and pay income dividends monthly and capital gain distributions annually in November. The Sierra Club Equity Income Fund expects to declare and pay dividends of net investment income quarterly and capital gain distributions annually in November.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a Shareholder’s cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations

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whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2008 in the absence of Congressional action.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder’s hands; a gain will generally be taxed as long-term capital gain if the Shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding

With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the applicable Fund is “effectively connected” with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

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Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.

With respect to taxable years of Funds through 2007, certain “interest-related dividends” and “short-term capital gain dividends” that a Fund designates as such are not subject to the 30% withholding tax on US-source income that is not effectively connected with a US trade or business that would otherwise apply to dividends paid to shareholders who are not treated as “US persons” for US federal income tax purposes. “Interest-related dividends” are dividends that the Fund derives from certain types of interest income. “Short-term capital gain dividends” are dividends derived from the Fund’s net short-term capital gain. Various limitations apply to both “interest-related dividends” and “short-term capital gain dividends”. In addition, these provisions apply only if a Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Affected Shareholders should consult their tax advisers for additional information.

Estate and Gift Taxes

Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without

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receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the

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foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Currency Fluctuation – Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Other Investment Companies

It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments

A Fund may invest in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”). Although the Investment Advisor does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time

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during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.

Personal Holding Company

Based upon their current shareholders, it appears that certain of the Funds will be considered to be personal holding companies (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2005, the Funds elected to defer capital losses and currency losses occurring between November 1, 2005 and December 31, 2005 as follows:

	Capital Losses	Currency Losses
Forward International Equity Fund (1)	$0	$0
Forward Hoover Small Cap Equity Fund	$0	$0
Forward Global Emerging Markets Fund	$0	$0
Forward Hoover Mini-Cap Fund	$0	$0
Forward International Small Companies Fund	$0	$(59,592)
Forward Uniplan Real Estate Investment Fund	$0	$(47)
Sierra Club Equity Income Fund (2)	$0	$0
Sierra Club Stock Fund	$0	$0
Forward Legato Fund (3)	$0	$0

(1)

Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. The information presented in the table prior to September 1, 2005 represents the financial history of the Forward Hansberger International Growth Fund.

(2)

Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund. The information presented in the table prior to April 1, 2005 represents the financial history of the Sierra Club Balanced Fund.

(3)	The Forward Legato Fund commenced operations on April 1, 2005

Such losses will be treated as arising on the first day of the year ending December 31, 2006.

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At December 31, 2005 the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring in 2005	Expiring in 2006	Expiring in 2007	Expiring in 2008	Expiring in 2009	Expiring in 2010	Expiring in 2011
Forward International Equity Fund (1)	$0	$0	$0	$0	$0	$0	$(323,448)
Forward Global Emerging Markets Fund	$0	$0	$0	$(3,651,293)	$(2,015,691)	$0	$0
Sierra Club Stock Fund	$0	$0	$0	$0	$(101,405)	$0	$0

(1)

Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. The information presented in the table prior to September 1, 2005 represents the financial history of the Forward Hansberger International Growth Fund.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of the nine portfolios described in the Prospectus and this SAI and three other portfolios described in a separate prospectus and SAI. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

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Control Persons and Principal Holders of Securities

Forward International Equity Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	Investor	1,364,168	80.09%

ReFlow Management Co., LLC** 433 California Street, 11th Floor San Francisco, CA 94104	Investor	155,831	9.15%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	80.09%

Forward Hoover Small Cap Equity Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Avenue San Francisco, CA 94104	Institutional	1,332,340	69.26%

National Financial Services* 200 Liberty Street One World Financial Center New York, NY 10281	Institutional	266,694	13.86%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Avenue San Francisco, CA 94104	Investor	7,443,535	38.70%

Morgan Stanley Dean Witter* P.O. Box 250 Church Street Station New York, NY 10008	Investor	3,223,583	16.76%

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National Financial Services* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	2,467,761	12.83%

New York Life Trust* 169 Lackawanna Avenue Parsippany, NJ 07054	Investor	1,198,193	6.23%

Muir & Co C/O Frost Bank P O Box 2479 San Antonio, TX 78298	Investor	1,741,489	9.05%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Avenue San Francisco, CA 94104	39.04%

Forward Global Emerging Markets Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Brown Brothers Harriman* As Cust For 945907-Cash Attn: R & A Investments FDS GLO Distribution Center 525 Washington Blvd. Jersey City, NJ 07310	Institutional	738,746	41.67%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Institutional	188,902	10.66%

Ellard & Co C/O Fiduciary Trust Co P O Box 3199 New York, NY 10008	Institutional	187,400	10.57%

Jupiter & Co C/O Investors Bank & Trust P O Box 9130 FPG 90 Boston, MA 02116	Institutional	120,605	6.80%

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Bear Stearns Securities* 1 Metrotech Center North Brooklyn, NY 11201	Institutional	104,632	5.90%

Sutton Place Associates, LLC*** One Embarcadero Center. Suite 1050 San Francisco, CA 94104	Investor	332,927	60.79%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Investor	47,027	8.59%

National Financial Services* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	41,479	7.57%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Brown Brothers Harriman & Co* As Cust For 945907-Cash Attn: R & A Investments FDS GLO Distribution Center 525 Washington Blvd. Jersey City, NJ 07310	31.65%

Forward Hoover Mini-Cap Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Lepick & Co C/O Frost National Bank P O Box 2479 San Antonio, TX 78218	Institutional	733,163	42.26%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Institutional	541,766	31.23%

Bear Stearns Securities* 1 Metrotech North Brooklyn, NY 11201	Institutional	125,671	7.24%

SEI Private Trust* C/O Houston Trust 1 Freedom Valley Drive Oaks, PA 19456	Institutional	101,936	5.88%

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Fifth Third Bank* FBO Jefferson State Bank P O Box 3385 Cincinnati, OH 45263	Institutional	87,222	5.03%

Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	Investor	319,885	51.78%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Investor	169,193	27.39%

National Financial Services* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	58,708	9.50%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	30.91%

Lepick & Co C/O Frost National Bank P O Box 2479 San Antonio, TX 78218	30.86%

Forward International Small Companies Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Institutional	7,570,074	59.72%

Muir & Co C/O Frost National Bank P O Box 2479 San Antonio, TX 78298	Institutional	1,028,586	8.11%

Brown Brothers Harriman & Co* As Cust For 1669555-Reinvest 525 Washington Blvd Jersey City, NJ 07310	Institutional	1,006,022	7.94%

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National Financial Services* 200 Liberty Street One World Financial Center New York, NY 10281	Institutional	844,769	6.66%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Investor	3,514,657	44.62%

National Financial Services* 200 Liberty Street 1 World Financial Center New York, NY 10281	Investor	1,323,876	16.81%

Pershing LLC* P O Box 2052 Jersey City, NJ 07030	Investor	817,427	10.38%

National Investor Services* 55 Water Street 32nd Floor New York, NY 10041	Investor	486,872	6.18%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Charles Schwab & Company Inc* Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	52.64%

Forward Uniplan Real Estate Investment Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	Investor	1,310,252	51.49%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	Investor	750,479	29.49%

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The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	51.49%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	29.49%

Sierra Club Equity Income Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	Investor	1,585,405	59.86%

Sierra Club 85 Second Street, 2nd Floor San Francisco, CA 94105	Investor	318,098	12.01%

ReFlow Management Co, Inc.** 433 California Street, 11th Floor San Francisco, CA 94104	Investor	149,216	5.63%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	59.86%

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Sierra Club Stock Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sierra Club 85 Second Street, 2nd Floor San Francisco, CA 94105	Investor	826,168	38.50%

Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor	509,172	23.73%

National Financial Services* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	239,471	11.16%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	31.12%

Forward Legato Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
None

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The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center, Suite 1050 San Francisco, CA 94104	82.16%

*	Shares are believed to be held only as nominee.

**	ReFlow Management Co., LLC is an entity under common control with Forward Management.
***	Sutton Place Associates, LLC is an entity under common control with Forward Management.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

As of December 31, 2005, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

Licensing Agreement with the Sierra Club

The terms “Sierra Club” and “Explore, enjoy and protect the planet” are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, the Sierra Club Funds’ Investment Advisor. Forward Management has entered into a Licensing Agreement with the Sierra Club under which Forward Management has agreed to pay an annual fee to the Sierra Club in return for its services in creating a list of securities that are consistent with the principles and standards of the Sierra Club and for use of the Sierra Club’s trademarks. The fee payable by Forward Management under the Licensing Agreement is based on a percentage of the assets of the Sierra Club Funds. The Licensing Agreement between the Sierra Club and the Investment Advisor was effective September 30, 2002 and will remain in effect for seven years and thereafter can be renewed for successive one-year terms.

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Funds’ Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Brown Brothers Harriman & Co. (“BBH”) is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

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Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended December 31, 2005 appearing in the Annual Reports to Shareholders have been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Funds’ Annual Report as filed with the SEC on March 10, 2006 (Accession No. 0001193125-06-050652).

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

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FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, California 94104

(800) 999-6809

Forward Emerald Growth Fund

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Sierra Club Stock Fund

Forward Legato Fund

Statement of Additional Information

dated May 1, 2006

Forward Funds (“Forward Funds” or the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers twelve investment portfolios. Class A shares of seven of the portfolios and Class C shares of three of the portfolios are discussed in this Statement of Additional Information (“SAI”): Forward Emerald Growth Fund (Class A and Class C), Forward Emerald Banking and Finance Fund (Class A and Class C), Forward Emerald Opportunities Fund (Class A and Class C), Forward Hoover Small Cap Equity Fund (Class A), Forward International Small Companies Fund (Class A), Sierra Club Stock Fund (Class A) and Forward Legato Fund (Class A) (each a “Fund,” and collectively the “Funds”). There is no assurance that any of the Funds will achieve its objective. The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund are also collectively referred to herein as the “Forward Emerald Funds.”

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds, dated May 1, 2006, which has been filed with the Securities and Exchange Commission (“SEC”). This SAI incorporates by reference the financial statements of the Funds included in the Shareholder Reports dated December 31, 2005 (“Financial Statements”) relating to those Funds. A copy of the Prospectus for the Funds and the Financial Statements of the Funds, including the Independent Registered Public Accountants’ Reports, may be obtained free of charge by calling the Funds’ distributor at (800) 999-6809.

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2

ORGANIZATION OF FORWARD FUNDS

Forward Funds is an open-end management investment company that offers twelve investment portfolios. Five of the portfolios discussed in this SAI are diversified and two of the portfolios are non-diversified. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005.

The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Emerald Funds,” each a “Predecessor Emerald Fund”), which were series of a separate legal entity called the HomeState Group (the “Predecessor Trust”), a Pennsylvania common law trust. The Predecessor Emerald Funds were reorganized into the Funds effective after the close of business on May 1, 2005. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to May 1, 2005 for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund refers to the Predecessor Emerald Funds or Predecessor Trust. Prior to May 1, 2005, the Forward Emerald Growth Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund. Prior to May 1, 2005, the Forward Emerald Banking and Finance Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund. Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Forward Funds,” each a “Predecessor Forward Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Predecessor Forward Funds were reorganized into corresponding series of the Trust effective after the close of business on June 30, 2005. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to June 30, 2005 for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund refers to the Predecessor Forward Funds or Predecessor Company.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Each Fund, other than the Forward Legato Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund offer a class of shares called Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Legato Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Emerald Banking and Finance Fund offer a class of shares called Class A shares. In addition, the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund offer a class of shares called Class C shares.

This SAI pertains only to Class A shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, Forward Emerald Opportunities Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund, and Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. Institutional Class and Investor Class shares of certain of the Funds are offered pursuant to a separate prospectus with a separate statement of additional information.

The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

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MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently six Trustees, five of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 58	Chairman	Since 1998+

Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to present); Director of the Market Street Association (1982 to present); Trustee of Trinity College (1998 to present); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to present).

				12	None

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Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Kenneth V. Domingues Age: 73	Trustee, Audit Committee Chairman	Since 2003+	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999 to present); Technical Consultant to the California State Board of Accountancy (2002 to present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998 to1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987 to 1997).	12	None

Leo T. McCarthy Age: 75	Trustee	Since 1998+	President, The Daniel Group, an investment partnership (1995 to present); and Director, Accela, Inc., a software company (1998 to present).	12	Director, Linear Technology Corporation, a manufacturing company (July 1994 to present)

Donald O’Connor Age: 69	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	12	Trustee of the Advisors Series Trust (15) (1997 to present)

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Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 75	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+

Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to present); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to present); Director, RREEF America III, a real estate investment trust (2002 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).

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Trustee, Brandes
Institutional International Fund (May 1995 to present); Director, RREEF America REIT (May 1994 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

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INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 43	President, Trustee	Since 2001+

President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co. LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).

				12	Director, FOLIOfn (2002 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+

Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

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OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 56	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006)	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Secretary and Chief Compliance Officer	Since 2004**	General Counsel at Forward Management since 2002; General Counsel at Morgan Stanley Online (1997-2002)	N/A

*

Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**

Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees. The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy and O’Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2005 the Audit Committee convened 3 times.

The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O’Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2005, the Nominating Committee convened 1 time.

The Pricing Committee consists of six members: Messrs. O’Connor, Reid, Garvin Jabusch, Mark Guadagnini, Ms. Mary Curran and Ms. Barbara Tolle. The Pricing Committee, in conjunction with the Investment Advisor and Sub-Advisors, is responsible for determining the fair value and market value of the Funds’ securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2005, the Pricing Committee convened 4 times.

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Information As Of December 31, 2005

NON-INTERESTED TRUSTEES

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kenneth V. Domingues	Forward Emerald Growth Fund	(A)	(E)
	Forward Emerald Banking and Finance Fund	(A)
	Forward Emerald Opportunities Fund	(A)
	Forward Hoover Small Cap Equity Fund	(D)
	Forward International Small Companies Fund	(D)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

Haig G. Mardikian	Forward Emerald Growth Fund	(A)	(D)
	Forward Emerald Banking and Finance Fund	(A)
	Forward Emerald Opportunities Fund	(A)
	Forward Hoover Small Cap Equity Fund	(C)
	Forward International Small Companies Fund	(A)
	Sierra Club Stock Fund	(B)
	Forward Legato Fund	(A)

Leo T. McCarthy	Forward Emerald Growth Fund	(A)	(C)
	Forward Emerald Banking and Finance Fund	(A)
	Forward Emerald Opportunities Fund	(A)
	Forward Hoover Small Cap Equity Fund	(C)
	Forward International Small Companies Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

Donald O’Connor	Forward Emerald Growth Fund	(A)	(E)
	Forward Emerald Banking and Finance Fund	(A)
	Forward Emerald Opportunities Fund	(A)
	Forward Hoover Small Cap Equity Fund	(E)
	Forward International Small Companies Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

DeWitt F. Bowman	Forward Emerald Growth Fund	(A)	(A)
	Forward Emerald Banking and Finance Fund	(A)
	Forward Emerald Opportunities Fund	(A)
	Forward Hoover Small Cap Equity Fund	(A)
	Forward International Small Companies Fund	(A)
	Sierra Club Stock Fund	(A)
	Forward Legato Fund	(A)

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INTERESTED TRUSTEE:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
J. Alan Reid, Jr.	Forward Emerald Growth Fund	(A)	(E)
	Forward Emerald Banking and Finance Fund	(A)
	Forward Emerald Opportunities Fund	(C)
	Forward Hoover Small Cap Equity Fund	(E)
	Forward International Small Companies Fund	(C)
	Sierra Club Stock Fund	(C)
	Forward Legato Fund	(A)

*	Key to Dollar Ranges

(A)	None

(B)	$1-$10,000

(C)	$10,001 - $50,000

(D)	$50,001 - $100,000

(E)	Over $100,000

No Trustee who is not an interested person of the Trust owns any securities of the Investment Advisor, any of the Sub-Advisors (as defined herein), ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Funds pay each non-interested Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Funds and Trustees who are affiliated persons of the Funds, Investment Advisor or Sub-Advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or Sub-Advisors. As of December 31, 2005, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

Compensation Received From Funds

Name and Position	Aggregate Compensation From Trust(1)		Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex
J. Alan Reid, Jr. Trustee*	$	None	$0	$0	$	None
Kenneth V. Domingues, Trustee		$33,250	$0	$0		$33,250
Haig G. Mardikian, Trustee		$32,250	$0	$0		$32,250
Leo T. McCarthy, Trustee		$27,750	$0	$0		$27,750
Donald O’Connor, Trustee		$28,500	$0	$0		$28,500
DeWitt F. Bowman, Trustee(2)		$19,000	$0	$0		$19,000

*	Interested
(1)

Reflects compensation earned for service as a Director of the Predecessor Company and as a Trustee of the Trust from January 1 – December 31, 2005. Other than DeWitt F. Bowman, the Trustees were appointed as Trustees of the Trust effective May 1, 2005.

(2)	DeWitt F. Bowman was appointed as Trustee of the Trust effective January 1, 2006.

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Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between the Funds’ shareholders and its Investment Advisor, Sub-Advisors, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Funds’ Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Web Site

The Funds will disclose all portfolio holdings of each Fund as of the end of each month on its web sites at www.forwardfunds.com and will additionally disclose the portfolio holdings of the Sierra Club Stock Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end will be posted on the 21st day of the next succeeding month (or, if the 21st day is not a business day, then on the next business day). The portfolio holdings for each month will remain available on the web site for a minimum of six months following the date posted.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)   the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)   the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

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The Funds’ Board of Trustees or the Funds’ Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.) The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds’ Board of Trustees or the Funds’ Chief Compliance Officer

The Funds’ Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefore. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1      Legato Capital Management, LLC – Daily for the Forward Legato Fund with no delay.

2      Vestek - Daily for the Forward Legato Fund with no delay.

3      FactSet Research Systems Inc. - Daily for all Funds with no delay.

Acceptance by third parties who receive the information electronically constitutes affirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

The policy also permits the disclosure any and all portfolio information the Funds’ service providers and others who generally need access to such information in the performance their contractual duties and responsibilities, such as Funds, the Funds’ custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, and are subject to duties of , including a duty not to trade on non-public information, imposed by law and/or contract.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the information has been publicly disclosed (via the Funds’ websites or otherwise):

•      Top Twenty-five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

•      Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•      Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Investment Advisor or Sub-Advisors of the Funds may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

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Research Coverage

The Investment Advisor or Sub-Advisors of the Funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ Investment Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure. The Funds, the Investment Advisor and the Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that supervises the activities of each Sub-Advisor and has the authority to engage the services of different Sub-Advisors with the approval of the Trustees of each of the respective Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The Gordon P. Getty Special 2005 ReFlow/Forward Management Trust (“ReFlow/Forward Trust”), an entity that invests in other entities in the financial services industry, is the sole owner of Forward Management. ReFlow/Forward Trust is wholly-owned by Gordon P. Getty. ReFlow/Forward Trust was organized as a California Trust on March 1, 2005.

Forward Management has the authority to manage the Forward Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Trust’s Board of Trustees. Forward Management has delegated this authority to Sub-Advisors for all of the Funds except for a portion of the Sierra Club Stock Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed each Fund, other than the Forward International Small Companies Fund, Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund, since inception. On December 23, 2003, Forward Management replaced Pictet International Management Limited as Investment Advisor to the Forward International Small Companies Fund. On May 1, 2005, Forward Management replaced Emerald Advisers, Inc. as Advisor to the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. The twelve portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the Sub-Advisors for the balance of the portfolio of the Sierra Club Stock Fund and for each other Fund. The investment experience of Forward Management is described above, and the investment experience of the Sub-Advisors is described below.

Sub-Advisors

Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, Forward Emerald Opportunities Fund

Forward Management has engaged the services of Emerald Mutual Fund Advisers Trust (formerly Emerald Advisers, Inc.) (“Emerald”), 1703 Oregon Pike, Lancaster, Pennsylvania 17601, to manage the assets of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund on a day-to-day basis. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the Funds’ former investment advisor. Emerald was organized as a Delaware statutory trust on March 17, 2005, and is registered with the SEC under the Advisers Act. Emerald offers investment management advice and confines its activities to the maintenance, administration and management of intangible investments and activities of regulated investment companies. As of December 31, 2005, Emerald and its affiliates managed over $2.36 billion in assets.

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Forward Hoover Small Cap Equity Fund

Forward Management has engaged the services of Hoover Investment Management Co., LLC (“Hoover”) to manage the assets of the Forward Hoover Small Cap Equity Fund on a day-to-day basis. Hoover is a registered investment advisor under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2005, Hoover served as an investment advisor or investment sub-advisor to 60 accounts with assets of $1.348 billion under management. Hoover focuses on the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. Ms. Hoover owns 82% of Hoover.

Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Small Companies Fund. PAM was established in 1980 and as of December 31, 2005 had approximately $25.2 billion of assets under management for more than 90 accounts. PAM is the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2005, Pictet & Cie had approximately $136 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

Sierra Club Stock Fund

Investments in the Fund are allocated between Forward Management and New York Life Investment Management LLC (“NYLIM”). Forward Management’s investment experience is discussed above.

NYLIM, founded in 2000, is a registered investment advisor under the Advisers Act and is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. New York Life Investment Management LLC is a wholly owned subsidiary of New York Life Investment Management Holdings which, in turn, is a wholly-owned subsidiary of New York Life Insurance Company. New York Life Insurance Company is a mutual insurance company founded in 1845. As of December 31, 2005, NYLIM and its affiliates managed over $200 billion in assets.

Prior to January 1, 2006, the sub-advisors to the Sierra Club Stock Fund were NYLIM and Harris Bretall Sullivan & Smith L.L.C. From December 16, 2002 to January 1, 2003, the Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its sub-advisor was Affinity Investment Advisors, LLC. Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its sub-advisor was Garzarelli Investment Management, LLC. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its sub-advisor was Barclays Global Fund Advisors.

Forward Legato Fund

Forward Management has engaged Netols Asset Management Inc. (“NAM”), a Wisconsin S Corporation, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. NAM was founded in September 2000. Jeffrey Netols is a control person of NAM, one of the sub-advisors of the Forward Legato Fund. As of December 31, 2005, Mr. Netols owned 100% of NAM. As of December 31, 2005, NAM had assets under management of $221 million.

Forward Management has engaged Conestoga Capital Advisors, LLC (“CCA”), a Pennsylvania Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2005, William C. Martindale, Jr. and W. Christopher Maxwell each owned 33% of CCA. As of December 31, 2005, CCA had assets under management of $211.7 million.

Forward Management has engaged Riverbridge Partners, LLC (“Riverbridge”), a Minnesota Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. Riverbridge is located at 1200 Rand Tower, 527

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Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of December 31, 2005, no entity or individual owned 25% or more of Riverbridge. As of December 31, 2005, Riverbridge had assets under management of $823 million.

Investment Management and Sub-Advisory Agreements

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Fund	Advisory Fee

Forward Emerald Banking and Finance Fund	1.00% up to and including $100 million
0.90% over $100 million

Forward Emerald Growth Fund	0.75% up to and including $250 million
0.65% over $250 million up to and including $500 million
0.55% over $500 million up to and including $750 million
0.45% over $750 million

Forward Emerald Opportunities Fund	1.00% up to and including $100 million
0.90% over $100 million

Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million
1.00% over $500 million

Forward International Small Companies Fund	1.00% up to and including $1 billion
0.95% over $1 billion

Forward Legato Fund	1.00% up to and including $500 million
0.85% over $500 million

Sierra Club Stock Fund	0.85% up to and including $100 million
0.81% over $100 million up to and including $250 million
0.78% over $250 million up to and including $500 million
0.70% over $500 million

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing a Fund’s expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Funds.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (“the Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Funds (including, but not limited to the Chief Compliance Officer of the Funds) and the services of any Trustees of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not

15

including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor’s revenues. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund that it directly manages. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the respective Funds.

The below table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last fiscal year ended December 31 for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and the Forward Emerald Opportunities Fund and for the last three fiscal years ended December 31 for the other Funds. The fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management and the predecessor Investment Advisor for the prior three fiscal years ended June 30 for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund are described in the narrative below the table.

	Gross Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Advisory Fees Paid
Fiscal Year Ended December 31, 2005
Forward Emerald Growth Fund (1)	$613,995	$0	$613,995
Forward Emerald Banking and Finance Fund (1)	$1,394,732	$0	$1,349,732
Forward Emerald Opportunities Fund (1), (6)	$20,691	$(8,663)	$12,028
Forward Hoover Small Cap Equity Fund	$375,348	$(78,439)	$296,909
Forward International Small Companies Fund (2)	$1,308,238	$(379,970)	$928,268
Sierra Club Stock Fund	$254,327	$(151,523)	$102,804
Forward Legato Fund (3)	$48,694	$(48,694)	$0

Fiscal Year Ended December 31, 2004
Forward Hoover Small Cap Equity Fund	$1,584,021	$(43,565)	$1,540,456
Forward International Small Companies Fund (2)	$430,410	$(379,991)	$50,419
Sierra Club Stock Fund(5)	$133,000	$(133,000)	$0
Forward Legato Fund (4)	$0	$0	$0

Fiscal Year Ended December 31, 2003
Forward Hoover Small Cap Equity Fund	$1,126,681	$(73,040)	$1,053,641
Forward International Small Companies Fund (2)	$370,627	$(370,627)	$0
Sierra Club Stock Fund(5)	$39,812	$(39,812)	$0
Forward Legato Fund (4)	$0	$0	$0

(1)

Prior to May 1, 2005, Emerald Advisers, Inc. served as Investment Advisor to the Emerald Growth Fund (currently the Forward Emerald Growth Fund), Emerald Select Banking and Finance Fund (currently the Forward Emerald Banking and Finance Fund) and Emerald Select Technology Fund (currently the Forward Emerald Opportunities Fund) and received payments under an investment advisory agreement.

(2)

On December 23, 2003, shareholders of the Retail and Institutional shares of Pictet International Small Companies Fund approved a Plan of Reorganization whereby they received Investor and Institutional shares of Forward International Small Companies Fund. Advisory fees paid by Pictet International Small Companies Fund for the fiscal year ended December 31, 2002 and prior to December 23, 2003 for fiscal year ended December 31, 2003 were paid to Pictet International Management Limited. The Investment Advisor did not reimburse any expenses for the fiscal years

16

ended December 31, 2004 for the Forward International Small Companies Fund. Pictet, the investment advisor to the Pictet International Small Companies Fund, the predecessor fund of the Forward International Small Companies Fund, reimbursed expenses for the fiscal year ended December 31, 2003 in the amount of $831.

(3)	In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2005 for the Forward Legato Fund in the amount of $31,034.
(4)	The Forward Legato Fund commenced operations on April 1, 2005
(5)	In addition, the Investment Advisor reimbursed expenses for the fiscal years 2004 and 2003 the Sierra Club Stock Fund in the amounts of $668 and $138,730, respectively.
(6)	In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2005 for the Forward Emerald Opportunities Fund in the amount of $3,386.

Prior to December 31, 2005, the fiscal year for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund ended June 30. The advisory fees paid by each Fund to Forward Management and Emerald Investment Advisers, Inc. and the fee(s) waived by Forward Management and Emerald Investment Advisers, Inc. for the last three fiscal years ended June 30 were as follows:

For the fiscal year ended June 30, 2005, Forward Management received management fees from the Forward Emerald Growth Fund totaling $191,570, from the Forward Emerald Banking and Finance Fund totaling $442,873, and from the Forward Emerald Opportunities Fund totaling $5,140, of which Forward Management waived $0, $0, and $1,218 of these amounts, respectively.

For the fiscal years ended June 30, 2005, 2004 and 2003, Emerald Advisers, Inc. received management fees from the Emerald Growth Fund totaling $836,230, $837,538 and $553,685, respectively. For the fiscal years ended June 30, 2005, 2004 and 2003, Emerald Advisers, Inc. received management fees from the Emerald Select Banking and Finance Fund, before reimbursement of expenses, totaling $2,025,964, $1,662,285 and $496,698. For the fiscal years ended June 30, 2005, 2004 and 2003, Emerald Advisers, Inc. received management fees from the Emerald Select Technology Fund, before reimbursement of expenses, totaling $28,199, $38,575 and $24,124, respectively, of which Emerald waived $3,608, $615 and $24,124 of these amounts in 2005, 2004 and 2003, respectively. In addition, Emerald Advisers, Inc. reimbursed the Emerald Select Technology Fund $26,203 for other expenses in 2003.

For the services provided pursuant to the Sub-Advisory Agreements with Forward Management, each Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Forward Emerald Banking and Finance Fund	0.65% through $100 million
0.55% over $100 million

Forward Emerald Growth Fund	0.40% through $250 million
0.30% over $250 million through $500 million
0.20% over $500 million through $750 million
0.10% over $750 million

Forward Emerald Opportunities Fund	0.65% through $100 million
0.55% over $100 million

Forward Hoover Small Cap Equity Fund (1)	0.70% through $100 million
0.55% over $100 million

Forward International Small Companies Fund	0.65%

Sierra Club Stock Fund (2) (3)	0.45% up to $100 million
0.40% next $150 million
0.35% next $250 million
0.30% over $500 million

Forward Legato Fund (2)	0.60%

(1)

From January 1, 2003 to December 31, 2005, the annual rate was 0.70% up to $100 million and 0.60% on assets over $100 million. From January 1, 2002 to December 31, 2002, the annual rate was: 0.70% on all assets. From January 1, 2002 to December 31, 2002, the annual rate was 0.70% on all assets. Prior to January 1, 2002, the annual rate was: 0.80% up to $500 million and 0.70% on assets over $500 million.

(2)

In the case of the Sierra Club Stock Fund and Forward Legato Fund, the fee each Sub-Advisor receives from Forward Management is based on the average daily net assets of the Fund allocated to the Sub-Advisor. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund

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that it directly manages.

(3)

Prior to January 1, 2006, Harris Bretall Sullivan & Smith, L.L.C. served as a sub-advisor to the Sierra Club Stock Fund and was paid an annual sub-advisory fee by Forward Management of 0.45% on average net assets of less than $100 million, 0.40% on average net assets of $100 million to less than $250 million, and 0.35% on average net assets of $250 million to less than $500 million and 0.30% on average net assets of $500 million or more.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and investment sub-advisory contracts is available in the Forward Funds’ annual report for the most recent fiscal year ended December 31, 2005.

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Class A and Class C shares of the funds through the dates indicated to the annual rates stated below. For the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund, the expense limitation is exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. For the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, the expense limitation is not exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, each of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. There is no assurance that these expense limitations will be continued beyond the dates indicated.

Fund	End Date	Expense Limit
Forward Emerald Growth Fund - Class A	June 30, 2007	2.25%
Forward Emerald Growth Fund - Class C	June 30, 2007	2.90%
Forward Emerald Banking and Finance Fund - Class A	June 30, 2007	2.35%
Forward Emerald Banking and Finance Fund - Class C	June 30, 2007	3.00%
Forward Emerald Opportunities Fund - Class A	June 30, 2007	1.99%
Forward Emerald Opportunities Fund - Class C	June 30, 2007	2.49%
Forward Hoover Small Cap Equity Fund - Class A	January 1, 2007	1.69%
Forward International Small Companies Fund - Class A	January 1, 2007	1.56%
Sierra Club Stock Fund - Class A	January 1, 2007	1.49%
Forward Legato Fund - Class A	January 1, 2007	1.79%

With respect to the Forward International Small Cap Equity Fund, Forward Global Emerging Markets Fund and Forward International Equity Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus; provided that the net minimum fee payable to the Sub-Advisor will be 0.30%. With respect to the Forward Legato Fund, each Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus; provided that the net minimum sub-advisory fee payable will be half of the fee otherwise payable to the Sub-Advisor. With respect to the Sierra Club Stock Fund, NYLIM has contractually agreed to waive its fee by 50% if necessary to allow the Investment Advisor to limit the Fund’s operating expenses to the annual rate stated in the Prospectus. With respect to the Forward Emerald Opportunities Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus. The Sub-Advisor for the Forward Emerald Opportunities Fund also has agreed to reimburse to the Investment Advisor any amounts in excess of the fee waivers that are necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus.

Portfolio Managers

Emerald Mutual Fund Advisers Trust: Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund

Kenneth G. Mertz II, CFA, President of Emerald Mutual Fund Advisers Trust, the Sub-Advisor to the Funds, is primarily responsible for the day-to-day management of the Forward Emerald Banking and Finance Fund. He has managed the Forward Emerald Banking and Finance Fund since its inception date and he managed the Forward Emerald Opportunities Fund (formerly the Forward Emerald Technology Fund) from its inception date until May 1, 2005. Before managing the Funds, Mr. Mertz was the Chief Investment Officer to the $12 billion Pennsylvania State Employees’ Retirement System.

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Joseph E. Besecker, is the manager and Joseph W. Garner is the co-manager of the Forward Emerald Opportunities Fund. Mr. Besecker is Chairman, President, CEO and Founder of Emerald Asset Management, Inc., the parent company of Emerald. Mr. Besecker has been a portfolio manager of the Forward Emerald Opportunities Fund since May 2005. From June 2000 to May 2005, he managed the Groundhog Fund LP and from October 2001 to May 2005, he managed the Emerald Advantage Funds LP. He has over nineteen years’ experience in the money management business.

Mr. Garner became a co-portfolio manager to the Fund in May 2006. Mr. Garner has served as the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., since January 1995. From April 1994 to January 1995, Mr. Garner was employed by Emerald Advisers, Inc., as an analyst focusing on small to mid-size firms.

Mr. Mertz, Stacey L. Sears and Joseph W. Garner are jointly and primarily responsible for the day-to-day management of the Forward Emerald Growth Fund. Mr. Mertz has managed the Fund since its inception on October 1, 1992. Ms. Sears, Senior Vice President of Emerald Advisers, Inc. and Vice President of Emerald Mutual Fund Advisers Trust, has managed the Forward Emerald Growth Fund since January 2002. Ms. Sears was employed by the Sub-Advisor’s parent company from 1992 to 2001, holding a variety of positions including investment analyst. She became an assistant portfolio manager to Mr. Mertz in 2001 and a portfolio manager to the Fund in 2002. Mr. Garner became a portfolio manager to the Fund in May, 2006.

The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Mertz, Besecker, Garner and Ms. Sears managed as of December 31, 2005:

Kenneth G. Mertz II

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	4	$659	0	$0
Other pooled investment vehicles	0	$—	0	$0
Other accounts	102	$1,701	0	$0

Joseph E. Besecker

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$6	0	$0
Other pooled investment vehicles	0	$—	0	$0
Other accounts	0	$—	0	$0

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Stacey L. Sears

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	3	$362	0	$0
Other pooled investment vehicles	0	$—	0	$0
Other accounts	101	$1,688	0	$0

Joseph Garner

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	4	$368	0	$0
Other pooled investment vehicles	0	$—	0	$0
Other accounts	104	$1,688	0	$0

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

Emerald has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy. Aggregations of trades can produce meaningful cost savings to clients. Emerald’s policy is constructed to meet the requirements of the U.S. Securities and Exchange Commission. Specifically, Emerald’s policy is designed to address these issues:

1.     Duty of Disclosure: Emerald will disclose fully to its clients the arrangements for aggregation of securities transactions.

2.     Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3.     Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4.     Duty to Seek Best Execution: Emerald recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: Emerald will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. Emerald will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

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Emerald manages certain accounts pursuant to differing client mandates. With respect to certain accounts, Emerald has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how Emerald allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts Emerald manages, Emerald’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, Emerald will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that Emerald must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: Emerald also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

Compensation: Emerald’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management, Inc., the parent company of Emerald, is considered in determining any portfolio manager bonus.

Deferred Compensation Plans: Portfolio managers are eligible to participate in a 401(k) plan which provides matching contributions and profit sharing on a discretionary basis.

Hoover Investment Management Co., LLC: Forward Hoover Small Cap Equity Fund

Irene Hoover, the managing member and founder of Hoover, is responsible for the day-to-day management of the Forward Hoover Small Cap Equity Fund. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Hoover managed as of December 31, 2005:

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Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$421	0	$0
Other pooled investment vehicles	5	$176	0	$0
Other accounts	53	$751	0	$0

Potential conflicts of interest may arise because Hoover performs investment management services for other clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager’s discretion, to make proportionate allocation appropriate.

In addition, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

Ms. Hoover’s compensation consists of a base salary plus her share of the firm’s annual net income based upon her ownership percentage. She is also eligible to participate in Hoover’s 401(k) plan.

Pictet Asset Management Limited: Forward International Small Companies Fund

PAM constructs the portfolio of the Forward International Small Companies Fund using a team approach. Nils Francke, Team Head, Michael McLaughlin, Senior Investment Manager, Philippe Sarreau, Senior Investment Manager, Justin Hill, Senior Investment Manager, and Richard Williamson, Senior Investment Manager are the five portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Francke, McLaughlin, Sarreau, Hill, and Williamson managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	5	$931	0	$0
Other pooled investment vehicles	1	$82	0	$0
Other accounts	4	$678	1	$175

Potential conflicts of interests or duties may arise because PAM engages in regulated activities for other clients. PAM may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, PAM seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and PAM uses its best efforts to obtain fair treatment of the Fund. In addition, PAM employees are required to adhere to the PAM’s code of practice

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concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package - the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, PAM uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people and skills. The investment performance component of the Balanced Scorecards is based on pre-tax performance relative to peer group performance (where available) and relative to the HSBC World Excluding U.S. Smaller Companies Index. The performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

New York Life Investment Management LLC: Sierra Club Stock Fund

NYLIM uses a team-managed approach to manage the portion of the Sierra Club Stock Fund’s portfolio that is managed by NYLIM. The team is managed by Kathy O’Connor, CFA, Managing Director. Jeffrey Sanders, CFA, Managing Director, conducts equity research. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts managed by Ms. O’Connor and Mr. Sanders as of December 31, 2005:

Kathy O’Connor and Jeffrey Sanders

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	5	$912	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	17	$716	5	$433

In addition to the accounts listed above, each portfolio manager has personal securities accounts with respect to which they make investment decisions, which are subject to trading limitations and reporting obligations under NYLIM’s Code of Ethics.

NYLIM provides investment services to other private accounts including, but not limited to, insurance company affiliated accounts, mutual funds and corporations. Some of the accounts it manages may have similar investment parameters as the Funds. For example, NYLIM has accounts with the same investment parameters as those of the Sierra Club Stock Fund, although not with the same socially responsible screening constraints. Any purchases or sales of securities being made by a Fund may also be made for other accounts managed by NYLIM. All such transactions will be allocated pro rata in accordance with the NYLIM’s Aggregation and Allocation Policies and Procedures. Currently, all Equity Investors Group client accounts have long-only strategies.

To address potential conflicts of interest, NYLIM has developed policies and procedures to help guide the portfolio managers and traders. The policies and procedures include: Aggregation and Allocation Policies and Procedures with respect to allocation of investment opportunities among clients accounts, Code of Ethics with respect personal trading, Trading Desk Policies and Procedures with respect to placing trades with broker, allocating trades, and trade errors, Investment Management Supervisory Procedures with respect to ensuring adherence to client account guidelines and equitable distributions of investment opportunities among clients.

NYLIM’s Compliance Department prepares a series of reports, which the Portfolio Management Supervisor reviews daily, and monitors for cross trades, trade allocations among accounts and adherence to client guidelines. Best execution is also reviewed daily.

A NYLIM Investment Committee reviews performance quarterly. This review includes performance variations of accounts

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with similar benchmarks. Any statistically significant variance is investigated.

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual’s management. In addition, these employees also participate in a long-term incentive program.

An employee’s total compensation package, i.e., salary, annual and long-term incentives, is reviewed periodically to ensure it is competitive relative to the external marketplace.

Annual Incentive Plan. The total dollars available for distribution is equal to the pool generated based on NYLIM’s overall company performance. NYLIM company performance is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow.

Long-term Incentive Plan. The Partner Equity Plan awards both Partner (Phantom) Options and Partner (Phantom) Shares to eligible employees (director and above), and is designed to reward growth in Company value. Awards are made in a 2:1 options to stock ratio.

Forward Management, LLC: Sierra Club Stock Fund

Forward Management uses a team approach to managing its portion of the Sierra Club Stock Fund’s portfolio. The investment team consists of Garvin Jabusch, Jeremy Deems and Roger Edelen. Messrs. Deems, Jabusch and Edelen are jointly and principally responsible for management of the portfolio. Messrs. Jabusch and Deems have been portfolio managers since January 1, 2006. Mr. Edelen became a portfolio manager on May 1, 2006.

The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Jabusch and Deems managed as of January 31, 2006 and that Mr. Edelen managed as of March 31, 2006:

Garvin Jabusch

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	1	$15	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jeremy Deems

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	1	$15	0	$0
Other pooled investment vehicles	1	$32.6	0	$0
Other accounts	0	$0	0	$0

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Roger Edelen

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	0	$0	0	$0
Other pooled investment vehicles	1	$53.9	0	$0
Other accounts	0	$0	0	$0

Mr. Jabusch is not individually responsible for the day to day management of the portfolio of any other account. Messrs. Deems and Edelen are Members of the Investment Committee of ReFlow Management Co., LLC, which provides discretionary advice to the ReFlow Fund. ReFlow is a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The ReFlow Fund is a pooled investment vehicle that provides the liquidity source via a daily auction. As members of the Investment Committee of ReFlow Management, Messrs. Deems and Edelen provide discretionary investment advice to the ReFlow Fund with the respect to the deployment of assets not required for the auction program. Due to the nature of the two funds, it is not anticipated that any serious conflicts of interest will arise between the Sierra Club Stock Fund and the ReFlow Fund. Messrs. Deems, Jabusch and Edelen additionally each have personal securities accounts with respect to which they make investment decisions, which are subject to trading limitations and reporting obligations under Forward Management’s Code of Ethics.

Mr. Jabusch’s compensation consists of a fixed salary and yearly bonus that is not based directly on the performance of the Fund or Forward Management. Mr. Deems’ compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. Deems’ compensation. Mr. Edelen’s compensation consists of a fixed fee under a consulting agreement and is not based directly on the performance of the Fund or Forward Management.

Netols Asset Management Inc.: Forward Legato Fund

Jeffery W. Netols, President and Portfolio Manager of NAM, is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	4	$65	0	$0
Other pooled investment vehicles	3	$128	0	$0
Other accounts	26	$28	0	$0

Potential conflicts of interest may arise because NAM engages in portfolio management activities for other clients. Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM’s policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in non-directed accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its non-directed trades, NAM may execute a directed brokerage trade at the same time it executes trades in non-directed accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

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•      A determination that time is of the essence in executing directed-brokerage trades, as described above;

•      Cash limitations or excess cash;

•      Client direction or requirement to raise cash in an account;

•      Account-specific investment restrictions;

•      Specific overriding client instructions;

•      Investment not suitable for (or consistent with) known client preferences; or

•      Common sense and equitable adjustments.

Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC: Forward Legato Fund

William C. Martindale, Jr., Managing Partner & Chief Investment Officer of CCA and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. The below tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2005:

William C. Martindale

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed or which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$12.4	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	59	$46.6	0	$0

Robert M. Mitchell

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for Which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered investment companies	2	$12.4	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	136	$140.7	0	$0

The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA’s small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any material conflicts of interest will arise from serving as Sub-Advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA’s various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

The compensation of both Mr. Martindale and Mr. Mitchell is based upon the asset growth and the associated level of CCA’s profitability. The compensation is not tied directly to performance of the accounts managed. As significant owners of the firm, Mr. Martindale and Mr. Mitchell’s compensation will be determined by the overall firm’s success.

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Riverbridge Partners, LLC: Forward Legato Fund

Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst, and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Thompson, Moulton, Feick, Dobrzynski and Webb managed as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for Which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$136	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	84	$687	6	$5

Potential conflicts of interest may arise because Riverbridge engages in portfolio management activities for other clients. The Fund will not receive preferential treatment relative to Riverbridge’s other accounts, nor will the Fund be disadvantaged in any way.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge’s various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team. The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee’s contribution in an amount equal to 100% of the first 3% of each employee’s contribution and 50% of the next 2%.

The below table sets forth information regarding the ownership of the Funds by the portfolio managers who responsible for the day-to-day management of each Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

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Information as of December 31, 2005 (except as noted)

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Irene Hoover	Forward Hoover Small Cap Equity Fund	(D)	(E)
Nils Francke	Forward International Small Companies Fund	(A)	(A)
Michael McLaughlin	Forward International Small Companies Fund	(A)	(A)
Philippe Sarreau	Forward International Small Companies Fund	(A)	(A)
Justin Hill	Forward International Small Companies Fund	(A)	(A)
Richard Williamson	Forward International Small Companies Fund	(A)	(A)
Jeremy Deems	Sierra Club Stock Fund	(A)	(B)
Roger Edelen**	Sierra Club Stock Fund	(A)	(A)
Garvin Jabusch	Sierra Club Stock Fund	(A)	(A)
Jeffrey Sanders	Sierra Club Stock Fund	(A)	(A)
Kathy O’Connor	Sierra Club Stock Fund	(A)	(A)
Jeffery W. Netols	Forward Legato Fund	(A)	(A)
William C. Martindale	Forward Legato Fund	(A)	(A)
Robert M. Mitchell	Forward Legato Fund	(A)	(A)
Mark A. Thompson	Forward Legato Fund	(A)	(A)
Rick D. Moulton	Forward Legato Fund	(A)	(A)
Dana L. Feick	Forward Legato Fund	(A)	(A)
Philip W. Dobrzynski	Forward Legato Fund	(A)	(A)
David A. Webb	Forward Legato Fund	(A)	(A)
Kenneth G. Mertz	Forward Emerald Growth Fund	(D)	(E)
Kenneth G. Mertz	Forward Emerald Banking and Finance Fund	(D)	(E)
Stacey L. Sears	Forward Emerald Growth Fund	(C)	(D)
Joseph Garner	Forward Emerald Growth Fund	(E)	(E)
Joseph E. Besecker	Forward Emerald Opportunities Fund	(B)	(C)
Joseph W. Garner	Forward Emerald Opportunities Fund	(E)	(E)

*	Key to Dollar Ranges

(A)	None
(B)	$1 - $10,000
(C)	$10,001 - $50,000
(D)	$50,001 - $100,000
(E)	$100,001 - $500,000
(F)	$500,001 - $1,000,000
(G)	Over $1,000,000
**	Information as of March 31, 2005

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor’s various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

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Distributor

Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust and the Distributor, ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisor to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction report with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor and the Sub-Advisors are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. Except in the case of the Sierra Club Stock Fund, the Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Investment Advisor has retained proxy voting authority for the Sierra Club Stock Fund. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisors’ proxy voting policies and procedures and any amendments.

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Proxy Voting Guidelines

Emerald Mutual Fund Advisers Trust

In instances in which Emerald may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies, the Funds Board will be advised of the conflict and, if appropriate, approve any proposal to vote fund shares made by Emerald. The voting policies set forth below apply to all proxies Emerald is entitled to vote. It is Emerald’s policy to vote all such proxies. Through the proxy voting process, Emerald seeks to select proper directors and ensure that these directors have properly supervised management, and resolve issues of natural conflict between shareholders and managers, including but not limited to issues concerning appropriate compensation, corporate expansion, dividend policies, free cash flow, various restrictive corporate governance and control issues, and preserving integrity.

In voting proxies, Emerald considers those factors, which would affect the value of the investment and votes in the manner which, in its view, will best serve the economic interest of the Funds’ shareholders. Consistent with this objective, Emerald exercises its vote in an activist pro-shareholder manner in accordance with the following policies.

Board Of Director Issues

Boards of Directors: Emerald will generally vote in favor of resolutions: requiring a majority of outside directors; requiring audit, compensation and nominating committees be comprised exclusively of outside directors; and creating shareholder advisory committees.

Selection of Accountants: Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

Incentive Stock Plans: Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.

Corporate Restructuring Plans or Company Name Changes: Emerald will generally evaluate proposals regarding corporate restructuring or company name changes on a case-by-case basis.

Annual Meeting Location: This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Emerald normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

Preemptive Rights: This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Emerald generally does not feel that preemptive rights would add value to shareholders and, therefore, it would vote against such shareholder proposals.

Mergers and/or Acquisitions: Each merger and/or acquisition has numerous ramifications for long term shareholder value. After in-depth valuation, Emerald will vote its shares on a case-by-case basis.

Corporate Governance Issues: These issues include those areas where voting with management may not be in the best interest of the institutional investor. Generally, these proposals will be examined on a case-by-case basis.

Provisions Restricting Shareholder Rights: These provisions would hamper shareholders’ ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Emerald will vote against management proposals to implement such restrictions and vote for shareholder proposals to eliminate them.

Anti-Shareholder Measures: These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors: A classified board is one in which directors are not elected in the same year rather their terms of office is staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Emerald will vote against proposals to classify the board and support proposals (usually

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shareholder initiated) to implement annual elections of the board.

2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort comes in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Emerald will vote against proposals to adopt Shareholder Rights Plans, and vote for shareholder proposals eliminating such plans.

3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Emerald will vote against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses: These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Emerald will vote against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions: These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Emerald will vote against management proposals to implement fair price provisions and vote for shareholder proposals to eliminate them. Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve shareholders’ interests.

6. Increases in Authorized Shares and/or Creation of New Classes of Common and Preferred Stock: Emerald will support management in connection with a resolution to increase the number of authorized shares if management has a stated purpose for the increase. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Therefore, Emerald, on a case-by-case basis, will vote against management if it attempts to increase the amount of shares that it is authorized to issue if the intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares. In connection with creating new classes of stock, managements have proposed authorizing shares of new classes of stock, usually preferreds, in order that the board is able to issue them at its discretion. The board may also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Therefore, Emerald would vote against management in allowing the board the discretion to issue any type of “blank check” stock without shareholder approval.

7. Directors and Management Liability and Indemnification: These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Emerald will, on a case-by-case basis, vote against attempts by management to eliminate directors and management liability for breaches of their Duty of Care.

8. Compensation Plans (Incentive Plans): Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type. On a case-by-case basis, Emerald will vote against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

9. Greenmail: Emerald will vote for any shareholder resolution that would eliminate the possibility of the payment of greenmail.

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10. Cumulative Voting: Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Cumulative voting tends to serve special interests and not those of shareholders; therefore, Emerald will vote against any proposals establishing cumulative voting and for any proposal to eliminate it.

11. Proposals Designed to Discourage Mergers & Acquisitions In Advance: These provisions direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholders. Directors should not allow other considerations to dilute or deviate from the interests of shareholders. Emerald will vote against proposals that would discourage the most productive use of corporate assets in advance.

12. Confidential Voting: A company that does not have a secret ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how its proposals are being accepted. If a proposal is not going its way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in a normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Emerald will vote for proposals to establish secret ballot voting.

13. Disclosure: Emerald will vote against proposals that would require any kind of unnecessary disclosure of business records. Emerald will vote for proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

14. Changing the State of Incorporation: If management sets forth a proposal to change the state of incorporation, the reason for the change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the re-domestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights. Emerald, on a case-by-case basis, will vote against proposals changing the state of incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

15. Equal Access to Proxy Statements: Emerald supports stockholders rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Emerald will support any proposal calling for equal access to proxy statements.

16. Abstention Votes: Emerald supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Emerald will support any proposal to change a company’s by-laws or articles of incorporation to reflect this view of accounting for abstention votes.

Other Issues: On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as: human rights, nuclear issues, defense issues, and social responsibility, Emerald, in general, will support the position of management. Exceptions to this policy include:

South Africa: Emerald will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

Northern Ireland: Emerald will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles and to take further actions to promote responsible corporate activity.

Hoover Investment Management Co., LLC

Hoover’s Proxy Voting Policy is designed to assure that proxies are voted in the best interests of its clients (including the

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Forward Hoover Small Cap Equity Fund). Hoover considers the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Hoover has engaged the services of a third party Institutional Shareholder Services (“ISS”), for assistance in collecting and voting proxies according to Hoover’s instructions and maintaining records of votes cast on behalf of clients. Hoover retains final authority and fiduciary responsibility for all proxy voting and shall monitor ISS’s compliance with its proxy voting instructions.

Hoover’s Operations Manager (also, the Proxy Officer), portfolio manager and relevant analyst will be responsible for reviewing and voting shareholder proxies. While many proxy proposals can be voted in accordance with Hoover’s established guidelines, some proposals may require special consideration, which may dictate that an exception is made to its broad guidelines or a determination that a guideline may not be applicable to the issue at hand. The Proxy Officer is responsible for monitoring ISS’s compliance with its proxy voting instructions and ensuring that proxies are voted consistently across all portfolios.

The following examples illustrate Hoover’s proxy voting principles, with examples of voting decisions for the types of proposals that are most frequently presented. The summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether Hoover supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. Hoover will generally use these Guidelines to determine how to vote.

Routine Business. Hoover will generally vote with management on most routine business matters. With regard to certain specific issues such as election of Trustees, appointment of accountants and proposals to authorize additional common or preferred stock unless management’s clear intent is to thwart a takeover, Hoover generally votes with management.

Corporate Governance. Hoover generally votes against management on certain corporate governance issues that it believes may present a conflict between the interests of management and the interests of shareholders. With regard to certain specific issues, Hoover generally votes for proposals for confidential voting and proposals which enable a company to opt out of state anti-takeover statutes. Hoover generally votes against proposals to establish classified boards of Trustees, including those proposals which provide for staggered terms, the removal of Trustees only for “cause”, the authorization of incumbent Trustees to fill vacancies on the board and to determine its size. Generally, Hoover votes for fair price amendments when the stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. If Hoover believes that a fair price amendment is a disguised attempt to thwart potential takeover bids, it will vote against such an amendment.

Social and Political Issues. Generally, Hoover votes against such proposals, unless it can be clearly shown that there would be a positive economic benefit from them.

Conflicts of Interest. Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process and will seek to resolve all conflicts in its clients’ collective best interest. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting its voting. However, if (i) a proposal is not covered by the Guidelines (as they may be revised from time to time) or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of its clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of its clients.

Pictet Asset Management Limited

PAM has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, PAM may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by PAM are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in PAM’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between PAM and a client are referred to PAM’s proxy voting committee for resolution.

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With regard to voting proxies of foreign companies, PAM weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, PAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, PAM recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, PAM generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. PAM believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, PAM generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, PAM generally votes in accordance with management on issues that PAM believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, PAM generally takes the following positions pursuant to the Voting Guidelines. PAM generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. PAM generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of Trustees recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting Trustees’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. PAM will consider the following issues on a case-by-case basis: stock compensation to Trustees; elimination of Trustees’ mandatory retirement policy; option and stock grants to management and Trustees; and permitting indemnification of Trustees and/or officers.

Netols Asset Management Inc.

NAM’s proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund’s best economic interest. NAM votes proxies for its portion of the Forward Legato Fund pursuant to the authority granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

NAM maintains a list, which its CCO regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund’s best interests and is not a result of the conflict.

1.     Engage an independent party to determine how to vote the proxy;

2.     Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;

3.     Refer the proxy to the Fund’s Investment Advisor; or

4.     Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

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Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

1.     NAM’s determination of whether the proxy proposal will create dilution for shareholders;

2.     NAM’s determination of how the proxy proposal will impact the Fund;

3.     The period of time over which shares of the company are expected to be held in the Fund’s portfolio;

4.     The size of the position;

5.     The costs involved in the proxy proposal; and

6.     Management’s assertions regarding the proxy proposal.

Proxy Proposals Regarding Business Operations Matters. NAM generally supports management’s recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management’s ability is a key factor NAM considers in selecting equity securities for the Fund’s portfolio. NAM believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when NAM believes the company’s management is acting in an inconsistent manner with the Fund’s best interests NAM will vote against management’s recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in NAM’s opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

Conestoga Capital Advisors, LLC

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA’s proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA’s interests and those of the Fund with respect to proxy voting as described below.

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund’s written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest. CCA may abstain from voting if it deems such abstinence in the Fund’s best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients’ best interest for CCA not to vote a particular proxy. The Proxy

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Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the “Committee”). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary will record each member’s vote and the rationale for his decision.

If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on CCA.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file. This may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

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Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of Trustees, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted.

Fund securities that are not held in Riverbridge’s model portfolios will be voted on a best effort basis, based on the knowledge and experience of the investment team.

Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Forward Management, LLC. (“Investment Advisor”) for the Sierra Club Stock Fund

With respect to the Sierra Club Stock Fund, Forward Management (the “Investment Advisor”) determines how to vote proxies based on guidelines (“Guidelines”) it has developed with the aim of ensuring that all votes cast by the Funds are in accord with the stated values and goals of the Funds. A third-party independent proxy voting agent may be employed to enter the votes on the Funds’ behalf utilizing the Funds’ guidelines, and under the supervision of Forward Management. These Guidelines are intended to further sound voting on environmental and social issues. While the Investment Advisor makes voting determinations, the proxy voting agent may provide administrative support and may vote proxies. The basis for a decision to vote against the Guidelines is memorialized by the Investment Advisor.

The following examples illustrate the Investment Advisor’s Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether the Investment Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of Directors. The Investment Advisor will vote for uncontested director nominees. The Investment Advisor will withhold votes from director nominees if (i) the board lacks an audit, compensation or nominating committee; (ii) the board will consist of more than 11 directors after the election; (iii) the board will consist of fewer than 7 directors after the election; (iv) the company has adopted a classified board structure; or (v) the company does not have an independent chair or lead director. The Investment Advisor will also withhold votes from any director nominee (i) attending less than 75% of the board and committee meetings during the previous fiscal year; (ii) who is retired from active employment and who serves on boards at four other major companies; (iii) who is employed full-time and who serves on board at two other major companies; (iv) who serves on the audit committee if non-audit services exceed 50% of fees; or (v) who is non-independent and serves on the nominating, audit or compensation committee if 25% of committee members are not independent. The Investment Advisor will withhold votes from directors’ nominees on a case by case basis if the board does not include at least one woman director and one minority director.

Mergers/Acquisitions. The Investment Advisor will vote on a case by case basis for a management proposal to merge with or acquire another company. The Investment Advisor will vote against a merger/acquisition if (i) the combined entity would be controlled by a person or group; (ii) the change-in-control provision would be triggered; (iii) the current shareholders would be minority owners of the combined company; or (iv) the combined entity would reincorporate or change its governance structure. The Investment Advisor will vote on a case by case basis on a proposal that would move the target company’s location outside the U.S.

Environmental Impact. The Investment Advisor will vote for a shareholder proposal that asks the company to report on its environmental impact or plans.

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Climate Change. The Investment Advisor will vote for a shareholder proposal that asks management to report or take action on climate change.

Natural Habitat. The Investment Advisor will vote for a shareholder proposal that asks the company to preserve natural habitat.

Conflicts of Interest. When a proxy presents a conflict of interest to the Investment Advisor, the Investment Advisor may: (i) vote in accordance with its proxy policy if it involves little or no discretion; (ii) vote as recommended by a third party service if the Investment Advisor utilizes such a service; (iii) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Advisor clients; (iv) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (v) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (vi) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

Funds’ Proxy Voting Records

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available: (1) without charge, upon request, by calling (800) 999-6809; and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding proxy voting records for the Sierra Club Stock Fund is also available on the Sierra Club Funds’ website at www.sierraclubfunds.com.

Administrative Services and Transfer Agent

ALPS Mutual Funds Services, Inc. (hereinafter “AMFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Funds’ administrator and transfer agent. As Administrator, AMFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay AMFS fees based on the average net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AMFS was effective September 12, 2005. The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005 AMFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AMFS at P.O. Box 1345, Denver, CO 80201.

For the year ended December 31, 2005, AMFS received fees totaling $66,917 from the Funds for performing transfer agent services.

Prior to September 12, 2005, Citco Mutual Fund Services Inc. (“Citco”) served as the administrator and transfer agent for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. For the fiscal years ended June 30, 2005, 2004, and 2003, Citco received fees totaling $955,340, $766,475, and $317,655, respectively from the Funds for performing these services.

Prior to October 17, 2005, PFPC Inc. served as the transfer agent for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund. Prior to February 1, 2006, PFPC Inc. also served as administrator for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund. For the fiscal year ended December 31, 2005, the Funds paid PFPC $769,601 for its services. For the fiscal year ended December 31, 2004, the Funds, other than the Forward Global Emerging Markets Fund paid PFPC $372,013 for its administrative services. For the fiscal year ended December 31, 2003, the Funds, other than the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, paid PFPC $220,951 for its administrative services.

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On December 23, 2003, the Pictet International Small Companies Fund reorganized as the Forward International Small Companies Fund. PFPC served as the administrator to the Pictet International Small Companies Fund pursuant to an administration agreement between the parties. For the fiscal years ended December 31, 2003, the Fund paid PFPC $87,257 for its administrative services.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service fees pursuant to Distribution Plans; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; and costs of stationery and forms prepared exclusively for the Funds. The Trust has agreed to compensate the Investment Advisor in the amount of $125,000 per annum for the time of the officer or employee of the Investment Advisor who serves as Chief Compliance Officer for the Funds, plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Shareholder Service Plans

Distribution Plans

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class C shares of the Forward Emerald Funds and with respect to the Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund (each a “Distribution Plan” and collectively, the “Distribution Plans”). The purpose of the Distribution Plans is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by them in promoting the sale of shares of the Fund or maintaining or improving services provided to Class A and Class C shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Forward Emerald Growth Fund and Forward Emerald Banking and Finance Fund will each reimburse the Distributor at an annual rate up to 0.35% and the Forward Emerald Opportunities Fund will reimburse the distributor at an annual rate up to 0.50% of the average net assets attributable to the Class A shares of each respective Fund. Each Fund will pay the Distributor at an annual rate of 1.00%, payable monthly, of which 0.25% is a shareholder servicing fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to the Class C shares of each of the Funds.

Expenses acceptable for reimbursement of distribution expenses under the Distribution Plans for the Forward Emerald Funds include compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the specific Class of shares related to implementing and operating the Distribution Plans. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Expenses acceptable for reimbursement of shareholder servicing fees under the Distribution Plans for the Forward Emerald Funds include compensation of broker-dealers or other persons others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; arranging for bank wires; monitoring dividend payments from each Fund on behalf of customers; forwarding certain shareholder communications from the Funds to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Class.

Broker-dealers or others may not be eligible to receive payments under the Distribution Plan for Class C shares until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

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In certain instances, fees under the Distribution Plans for the Forward Emerald Funds may be paid to an employee of the Sub-Advisor who is also a registered representative of the Distributor where there is a customer relationship and account maintenance and other customer services are provided.

Under the Distribution Plan for the Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund, the Funds pay the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.35% of each Fund’s average net assets attributable to Class A shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A shares of the Funds, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Class A of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds’ Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Because the fees under the Distribution Plans are paid out of a Fund’s assets attributable to the Class A and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment in Class A or Class C shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plans is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of each Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the Distribution Plan or related arrangements (these Trustees are known as “Independent Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must be likewise approved by separate votes of the Trustees and the Independent Trustees. A Distribution Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to a Distribution Plan terminates automatically in the event of its assignment, and a Distribution Plan and any agreement pursuant to it may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Independent Trustees.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculates payment on the basis of an average running balance over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

The Distributor may suspend or modify any of the Distribution Plans at any time. Payments are subject to the continuation of the Distribution Plans described above and the terms of service agreements between dealers and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under a Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds.

The Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund were first issued in 2005. Accordingly, no amounts were paid under the Distribution Plan with respect to those shares for the fiscal year ended December 31, 2004.

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For the fiscal year ended December 31, 2005, the following amounts were paid under the Distribution Plans:

	Advertising	Printing and Mailing of Prospectuses to other than current shareholders	Compensation to underwriters	Compensation to broker- dealers	Compensation to sales personnel	Interest, carrying, or other finance charges
Forward Emerald Growth Fund	$33,144	$331	0	$211,256	$64,942	0
Forward Emerald Banking and Finance Fund	$60,606	$605	0	$567,433	$118,751	0
Forward Emerald Opportunities Fund	$947	$10	0	$8,143	$1,856	0
Forward Hoover Small Cap Equity Fund	0	0	0	$37,763	0	0
Forward International Small Companies Fund	0	0	0	$4,535	0	0
Sierra Club Stock Fund	0	0	0	$8,842	0	0
Forward Legato Fund	0	0	0	$6,123	0	0

Shareholder Services Plan

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund also have a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Class A Shares of the Funds (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Class A shareholders of the Funds in amounts not to exceed 0.10% of the average daily net asset value of such shares.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plan are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust’s Board of Trustees, including all of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act. The Shareholder Services Plan must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to the Trust at any time, without any penalty, by such Trustees or by a vote of a majority of the Trust’s outstanding shares on 60 days’ written notice.

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Any change in the Shareholder Services Plan of the Funds that would amend the Shareholder Services Plan or materially increase the expenses paid by the Funds requires approval by the Board of Trustees of the Funds, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

Other Compensation to Dealers

As of May 1, 2006, the top dealers to which Forward Management anticipates it will pay additional compensation (as described in the Prospectus) include: Charles Schwab; Fidelity Brokerage Services, LLC.; J.P. Morgan Retirement Plan Services; Morgan Stanley DW, Inc.; National Financial Services Corp.; New York Life Insurance Company; NYLife Distributors, LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Citigroup Global Markets.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Trust’s Trustees without a vote of the holders of a majority of the outstanding shares of a Fund. There can be no assurance that the investment objective of any Fund will be achieved.

The investment policy of each of the Forward Emerald Banking and Finance Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Sierra Club Stock Fund relating to the type of investments in which 80% of the Fund’s net assets, plus borrowings, if any, must be invested in the particular type of investment suggested by its name, may be changed by the Board of Trustees without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards.

As a matter of fundamental policy the Forward Emerald Growth Fund may not:

1.     Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.     Invest more than 15% of total assets in one industry.

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3.     Invest in, write, or sell put or call options, straddles, spreads or combinations thereof.

4.     Make short sales.

5.     Borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund’s current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets.

6.     Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (5) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value).

7.     Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

As a matter of fundamental policy the Forward Emerald Banking and Finance Fund may not:

1.     Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.     Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

3.     Borrow money, except from a bank or for purposes of purchasing securities on margin; such borrowing will be limited to no more than 5% of net assets.

As a matter of fundamental policy the Forward Emerald Opportunities Fund may not:

1.     Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), nor, with respect to at least 50% of its total assets, invest more than 5% of the value of such assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.     Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in any of the industries that comprise the technology sector. Such industries include the aerospace and defense, biotechnology, computers, office and business equipment, semiconductors, software, telecommunications, and telecommunications equipment industries.

3.     Issue or sell senior securities, except that the Fund may engage in options, futures and/or short-selling strategies provided the Fund either (i) sets aside liquid, unencumbered, daily marked-to-market assets in a segregated account with its custodian in amounts as prescribed by pertinent SEC guidelines, or (ii) holds securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities or other options or futures contracts used for cover will not be sold or closed out while such strategies are outstanding, unless they are replaced with similar assets.

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4.     Borrow money, except from a bank or for purposes of purchasing securities on margin; such borrowing will be limited to no more than 5% of net assets.

In addition, as a matter of fundamental policy each of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund may not:

1.     Issue or sell senior securities, except that the Opportunities Fund may invest in certain types of senior securities as noted in paragraph (3) directly above.

2.     Purchase or sell commodities, commodity contracts or futures contracts.

3.     Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

4.     Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities.

5.     Purchase or hold the securities of any issuer if the officers or directors of the Fund, its Advisor or its Sub-Advisor (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

6.     Acquire more than 10% of the voting securities of any issuer; or make investments for the purpose of gaining control of a company’s management.

7.     Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses.

8.     Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

As a matter of fundamental policy, the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund may not:

1.     Invest 25% or more of the total value of its assets in a particular industry. However, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.     Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes.

3.     Purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus.

4.     Make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus.

5.     Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter.

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6.     Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

7.     Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

In addition, as a matter of fundamental policy, the Sierra Club Stock Fund may not purchase securities that fail to meet the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and SAI.

Other Investment Policies

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the following non-fundamental investment policies. These policies may be changed by the Funds’ Board of Trustees without shareholder approval.

The Forward Emerald Growth Fund:

1.     Will not buy or sell oil, gas or other mineral leases, rights or royalty contracts.

2.     Will not invest in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

3.     Will not invest in warrants (a warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period).

4.     Will not invest more than 5% of its total assets (at current value) in securities of companies, including predecessor companies or controlling persons, having a record of less than three years of continuous operation.

The Forward Emerald Banking and Finance Fund:

1.     Will not invest more than 15% of its total assets (at current value) in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

2.     May engage in options strategies with respect to less than 5% of the Fund’s net assets, in which the Fund will either: (i) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund’s custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

3.     May not write put or call options having aggregate exercise prices equal to or greater than 5% of the Fund’s net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

4.     May make short sales in total amounts that equal less than 5% of the Fund’s net assets.

The Forward Emerald Opportunities Fund:

1.     Will not invest more than 15% of net assets in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

2.     May not write options (whether on securities or securities indexes) or initiate further short-sale positions if aggregate exercise prices of previously written outstanding options, together with the value of assets used to cover outstanding short-sale positions, would exceed 25% of the Fund’s total net assets.

3.     Will not purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s total assets. For purposes of this limitation,

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unrealized profits and unrealized losses on any open contracts are taken into account, while the in-the-money amount of an option that is, or was, in-the-money at the time of purchase is excluded.

In addition, the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund:

1.     Will not invest in foreign currencies or foreign options and will not invest more than 10% of their respective total assets (at current value) in foreign securities.

2.     Will not issue long-term debt securities.

3.     Will not invest more than 10% of their respective total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy. The Funds will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Funds will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds’ management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

4.     May invest their cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 3 above) or other appropriate short-term investments. Commercial paper must be rated A-1 or A-2 by Standard & Poor’s Corporation (“S & P”) or Prime-1 or Prime-2 by Moody’s Investor Services (“Moody’s”), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody’s, or higher. For more information on ratings, see Appendix A for a description of ratings used in this SAI. Certificates of Deposit (“CD’s”) must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Funds will only purchase CD’s from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.

5.     May invest in securities convertible into common stock, but only when the Funds’ Sub-Advisor believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment. In carrying out this policy, the Funds may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the Investment Advisor’s opinion. The Funds will only invest in investment-grade convertible securities (Those rated in the top four categories by either S & P or Moody’s).

6.     Will maintain their portfolio turnover rate at a percentage consistent with their investment objective, in the case of the Forward Emerald Growth Fund and the Forward Emerald Banking and Finance Fund: long-term growth, in the case of the Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund: appreciation of capital, and in the case of the Forward Emerald Banking and Finance Fund: income. The Funds will not engage primarily in trading for short-term profits, but they may from time to time make investments for short-term purposes when such trading is believed by the Funds’ Sub-Advisor to be desirable and consistent with a sound investment policy. The Funds may dispose of securities whenever the Sub-Advisor deems advisable without regard to the length of time held.

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ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds’ investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to each of the Funds. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental.

Multi-Manager Risk

As the Sierra Club Stock Fund and the Forward Legato Fund utilize multiple Sub-Advisors (in the case of the Sierra Club Stock Fund, Forward Management and a Sub-Advisor) who make their trading decisions independently, it is possible that one or more of the Sub-Advisors or Forward Management may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors. It is also possible that the Sub-Advisors and Forward Management may be competing with each other for similar positions on behalf of a Fund at the same time. In such cases, a Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

A Fund may invest significantly in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of a Fund’s equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

A Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

A Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of

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prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. A Fund may invest in other asset-backed securities that have been offered to investors.

The Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which these three Funds may invest include those issued by GNMA, FNMA and FHLMC (collectively, the “Mortgage-Related Instruments”). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran’s Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related

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Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of “locking-in” long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder’s principal investment to the extent of premium paid.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

A Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objective.

Securities Issued by Other Investment Companies

A Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to a Fund in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

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Reverse Repurchase Agreements and Dollar Roll Agreements

A Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, A Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

A Fund may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

A Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed.

Swap Agreements

A Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

A Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. A Fund may write a call or put option only if the option is “covered.” A call option on a security or futures contract written by a fund is “covered” if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is “covered” if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

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A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

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A Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

A Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Advisor, the Funds and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency

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or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

A Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

A Fund may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

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A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds, except the Sierra Club Stock Fund, from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Fund, Forward Legato Fund and Forward Emerald Growth Fund may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. The Forward Emerald Opportunities Fund and the Forward Emerald Banking and Finance Fund may each borrow no more than 5% of its net assets from a bank, and only for purposes of purchasing securities on a margin. Such purchases may not exceed 120% of total assets. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s holdings may be disadvantageous from an investment standpoint. A Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds’ net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Rating Service (“S&P”)) are described as “speculative” both by Moody’s and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

A Fund may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody’s or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. Such debt securities may include preferred stocks, investment-grade corporate bonds and notes, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value.

Bonds that are rated Baa by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may

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be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

Privatizations

Certain of the Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

A Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation

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between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

A Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Funds’ investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Forward International Small Companies Fund, Forward Hoover Small Cap Equity Fund, Forward Legato Fund and Sierra Club Stock Fund may purchase securities in any foreign country, developed or developing. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on a Fund’s non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

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A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. A Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. A Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic and economic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

A Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign banks may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

ReFlow

The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain

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procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Small Capitalization Stocks

The Forward Emerald Growth Fund, Forward Emerald Opportunities Fund, Forward Emerald Banking and Finance Fund, Forward International Small Companies Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, and Sierra Club Stock Fund may invest in stocks of smaller companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund and Forward Emerald Opportunities Fund are expected to have portfolio turnover rates in excess of 100%. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates. Turnover rates may vary from year to year, as well as within a particular year.

PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisors, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisors are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”) and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct

59

benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds’ portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2003, 2004 and 2005, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund for each of the last three fiscal years ended June 30. As of September 9, 2005, the fiscal year end for these Funds was changed to December 31, 2005.

	Fiscal Year Ended 6/30/05	Fiscal Year Ended 6/30/04	Fiscal Year Ended 6/30/03
Forward Emerald Growth Fund(1)	$596,111	$404,769	$361,676
Forward Emerald Banking and Finance Fund(2)	$267,386	$223,851	$141,107
Forward Emerald Opportunities Fund(3)	$38,380	$16,904	$24,365

(1)   Prior to May 1, 2005, the Forward Emerald Growth Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund.

(2)   Prior to May 1, 2005, the Forward Emerald Banking and Finance Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund.

(3)   Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.

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The following table shows the brokerage commissions paid by the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Sierra Club Stock Fund for the last three fiscal years ended December 31; the Forward Legato Fund for the fiscal year ended December 31, 2005; and the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund for the six months ended December 31, 2005.

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04		Fiscal Year Ended 12/31/03
Forward Hoover Small Cap Equity Fund	$1,909,058	$1,178,450		$917,356
Forward International Small Companies Fund(1)	$779,719	$378,534		$330,355
Sierra Club Stock Fund	$37,281	$31,446		$13,639
Forward Legato Fund (2)	$21,310	—		—
Forward Emerald Growth Fund(3)	$259,787	$	*	$	*
Forward Emerald Banking and Finance Fund(4)	$151,258	$	*	$	*
Forward Emerald Opportunities Fund(5)	$34,887	$	*	$	*

(1)   Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents financial history of the Pictet International Small Companies Fund.

(2)   The Forward Legato Fund commenced operations on April 1, 2005.

(3)   Prior to May 1, 2005, the Forward Emerald Growth Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund.

(4)   Prior to May 1, 2005, the Forward Emerald Banking and Finance Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund.

(5)   Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.

*   See table immediately above for preceding fiscal years.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

The underwriter’s commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an “underwriter” under the Securities Act of 1933, as amended.

For the period September 10, 2005 through December 31, 2005, the Distributor received underwriter’s commissions, in gross, of $25,403, of which it retained $0. For the period June 1, 2005 through September 9, 2005, Citco Mutual Fund Distributors, Inc. (“CMFD”) the prior distributor for the Forward Emerald Funds, received underwriter’s commissions, in gross, of $17,866, of which it retained $0. For the fiscal years ended June 30, 2005, 2004 and 2003 CMFD, received underwriter’s commissions, in gross, of $0, $226,830 and $71,175, respectively. For the fiscal year ended June 30, 2003, Rafferty Capital Markets, LLC (“Rafferty”), which served as the distributor for the Forward Emerald Funds prior to CMFD, received underwriter’s commissions, in gross, of $12,170. The Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund were first issued in 2005. For the period January 1, 2005 through September 9, 2005, PFPC Distributors Inc. was the distributor for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund and received underwriter’s commissions, in gross, of $0, of which it retained $0.

The Investment Advisor, at its expense, may provide additional promotional incentives to dealers in connection with sales of the Funds. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

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Reduced Sales Charges for Class A Shares

Class A shares of the Funds may be purchased at a reduced sales charge as described below. Sales charges can be minimized in any of the following ways:

1.       Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the prospectus.

2.       Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)      The investor’s current purchase;

(ii)     The net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other series fund of the Forward Funds which may be introduced and held by the investor; and

(iii)    The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.       Sign a Letter of Intent: Investors may purchase Class A shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a “Letter”), which expresses the investor’s intention to invest a minimum of $50,000 of Class A shares of any Forward Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder’s Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor’s option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow account will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor’s dealer returns any excess commissions previously received.

Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Funds at (800) 999-6809 to receive the appropriate form.

4.       Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

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(i)      An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(ii)     An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)    A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)    A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor’s financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

Other Redemption Information

Telephone Redemption and Exchange Privileges

As discussed in the Funds’ Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.       Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, Forward Emerald Opportunities Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Forward Legato Fund, and within 60 days of purchase for the Sierra Club Stock Fund. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.       Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.       The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.       Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet

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received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

The Forward Funds impose a redemption fee of 2.00% of the total redemption amount if an investor sells or exchanges shares of the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund, Forward Emerald Banking and Finance Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund or Forward Legato Fund within 180 days after the purchase date or if an investor sells or exchanges shares of the Sierra Club Stock Fund within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The Forward Funds impose a Contingent Deferred Sales Charge (“CDSC”) of 0.50% for sale within eighteen months of purchase of Class A shares of the Funds for which the investor did not pay a front-end sales charge.

The holding period for Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class C shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of each of the Funds’ shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund’s portfolio securities to affect that Fund’s net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day,

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Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Debt securities (including convertible debt) that are credit impaired or that have more than 60 days remaining until maturity for which market quotations are readily available will have a market value of the average of the latest bid and ask price. Debt securities that are not credit impaired and that have 60 days or less remaining until maturity are valued at amortized cost.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market’s official closing price on the valuation day.

Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with policies and procedures established by, and under the general supervision of, the Board of Trustees. These policies and procedures are intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Trustees or which are valued by the Investment Advisor and/or Sub-advisors using procedures approved by the Board of Trustees. The Trust may retain a statistical research service to assist in determining the fair value of securities. Such a service would utilize statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service would be based on the data utilized by the service. Fair values determined by such a service may not be indicative of the price that a Fund could obtain for a security if it were to dispose of the security as of the time of pricing.

The NAV per share of each of the Funds will fluctuate as the value of the Funds’ investments change. NAV per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of such Fund’s outstanding shares. The NAV of different classes of shares of the same Fund will differ due to differing class expenses.

Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the Financial Intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by Financial Intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds’ Prospectus.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly,

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pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Funds under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

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TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualifying dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifying dividends below), whether received in cash or reinvested in Fund shares. The Funds’ distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and

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if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds’ investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, if any, will be declared and paid annually. Capital gains, if any, will be declared and paid in November. Income dividends, if any, will be declared and paid in December.

Dividends, including capital gain dividends, declared in November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2008 in the absence of Congressional action.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This

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provision may be applied to successive acquisitions of shares.

Backup Withholding

The Funds generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the applicable Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Funds elect to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Funds with proper certification of their foreign status.

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that

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has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

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Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Currency Fluctuation - Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

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Other Investment Companies

It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Other Tax Matters

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2005, the Funds elected to defer capital losses and currency losses occurring between November 1, 2005 and December 31, 2005 as follows:

	Capital Losses	Currency Losses
Forward Emerald Growth Fund	$0	$0
Forward Emerald Banking and Finance Fund	$0	$0
Forward Emerald Opportunities Fund	$0	$0
Forward Hoover Small Cap Equity Fund	$0	$0
Forward International Small Companies Fund	$0	$(59,592)
Sierra Club Stock Fund	$0	$0
Forward Legato Fund (1)	$0	$0

(1) The Forward Legato Fund commenced operations on April 1, 2005.

Such losses will be treated as arising on the first day of the year ending December 31, 2006.

At December 31, 2005 the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring in 2006	Expiring in 2007	Expiring in 2008	Expiring in 2009	Expiring in 2010	Expiring in 2011
Forward Emerald Growth Fund(1)	$0	$0	$0	$0	$0	$0
Forward Emerald Banking and Finance Fund(2)	$0	$0	$0	$0	$0	$0
Forward Emerald Opportunities Fund(3)	$0	$0	$0	$(5,473,892)	$(1,848,987)	$0
Forward Hoover Small Cap Equity Fund	$0	$0	$0	$0	$0	$0
Forward International Small Companies Fund(4)	$0	$0	$0	$0	$0	$0
Sierra Club Stock Fund(5)	$0	$0	$0	$(101,405)	$0	$0
Forward Legato Fund(6)	$0	$0	$0	$0	$0	$0

(1)	Prior to May 1, 2005, the Forward Emerald Growth Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund.

(2)

Prior to May 1, 2005, the Forward Emerald Banking and Finance Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund.

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(3)

Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.

(4)

Prior to December 23, 2003, the Forward International Small Companies Fund was known as the Pictet International Small Companies Fund. The information presented in the table prior to December 23, 2003 represents financial history of the Pictet International Small Companies Fund.

(5)

Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund. The information presented in the table prior to December 16, 2002 represents financial history of the Forward Garzarelli U.S. Equity Fund.

(6)	The Forward Legato Fund commenced operations on April 1, 2005.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of the seven portfolios described in the Prospectus and this SAI and five other portfolios described in a separate prospectus and SAI. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

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Control Persons and Principal Holders of Securities

Forward Emerald Growth Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Donaldson, Lufkin & Jenrette Securities Corp* PO Box 2052 Jersey City, NJ 07303	A	657,867	5.72%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	A	2,372,269	20.64%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive, Floor 3 Jacksonville, FL 32246	A	3,857,640	33.56%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	C	177,531	22.06%

First Clearing Corporation* 3241 Harwood Lane Sinking Spring, PA 19608	C	130,617	16.23%

RBC Dain Rauscher* 60 S. Sixth Street Minneapolois, MN 55402	C	60,110	7.47%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive, Floor 3 Jacksonville, FL 32246	C	51,070	6.35%

Morgan Stanly Dean Witter* P.O. Box 250 Church Street Station New York, NY 10008	C	59,280	7.37%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Merrill Lynch Pierce Fenner & Smith Inc. * 4800 Deer Lake Drive, Floor 3 Jacksonville, FL 32246	32.56%

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Forward Emerald Banking and Finance Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
NFS LLC FEBO* 11 Boyle Road Dallas, PA 18612	A	836,077	14.06%

Donaldson Lufkin Jenrette Securities Corp* PO Box 2052 Jersey City, NJ 07303	A	628,060	10.56%

Janney Montgomery Scott* 1801 Market Street Philadelphia, PA 19103	A	523,772	8.81%

Citigroup Global Markets* 333 West 34th Street New York, NY 10001	A	507,293	8.53%

First Clearing Corp* 110 Union Hall Road Carlisle, PA 17013	A	501,966	8.44%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive, Floor 3 Jacksonville, FL 32246	A	441,751	7.43%

First Clearing LLC* 106 Ashwood Way Harrisburg, PA 17109	C	1,551,329	37.43%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive, Floor 3 Jacksonville, FL 32246	C	960,073	23.17%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	C	513,589	12.39%

No persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities.

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Forward Emerald Opportunities Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** 433 California Street, 11th Floor San Francisco, CA 94104	A	251,344	28.00%

Donaldson, Lufkin & Jenrette Securities Corp* PO Box 2052 Jersey City, NJ 07303	A	131,493	14.65%

NFS LLC FEBO* 180 F Cruz Heights Talofofo GU 96930	A	125,033	13.93%

First Clearing* 1723 McNelis Drive Southampton, PA 18966	A	50,498	5.63%

First Clearing Corp* 3241 Hardwood Lane Sinking Spring, PA 19608	C	109,194	50.58%

RBC Dain Rauscher* 60 S. Sixth Street Minneaplois, MN 55402	C	24,830	11.50%

NFS LLC FEBO* P O Box 447 4875 White Oaks Road Paradise, PA 17562	C	22,864	10.59%

No persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities.

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Forward Hoover Small Cap Equity Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center Suite 1050 San Francisco, CA 94104	A	1,005,071	82.72%

Reflow Management Co., LLC** 433 California Street, 11th Floor San Francisco, CA 94104	A	110,742	9.11%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Charles Schwab & Company Inc* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	39.04%

Forward International Small Companies Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center Suite 1050 San Francisco, CA 94111	A	323,940	91.06%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Charles Schwab & Company Inc* Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	52.64%

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Sierra Club Stock Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center Suite 1050 San Francisco, CA 94111	A	238,963	51.86%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center Suite 1050 San Francisco, CA 94111	31.12%

Forward Legato Fund

The following persons owned of record or beneficially, as of April 3, 2006, 5% or greater of any class of the Predecessor Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*** One Embarcadero Center Suite 1050 San Francisco, CA 94111	A	600,000	82.16%

JJB Hilliard, W.L. Lyons, Inc* Create Foundation 501 S. 4th Street Louisville, KY 40202	A	121,359	16.62%

The following persons owned of record or beneficially, as of April 3, 2006, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
Sutton Place Associates, LLC*** One Embarcadero Center Suite 1050 San Francisco, CA 94111	82.16%

*	Shares are believed to be held only as nominee
**	ReFlow Management Co., LLC is an entity under common control with Forward Management
***	Sutton Place Associates, LLC is an entity under common control with Forward Management

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

As of December 31, 2005, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

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Licensing Agreement with the Sierra Club

The terms “Sierra Club” and “Explore, enjoy and protect the planet” are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, LLC, the Investment Advisor. Forward Management has entered into a Licensing Agreement with the Sierra Club under which Forward Management has agreed to pay an annual fee to the Sierra Club in return for its services in creating a list of securities that are consistent with the principles and standards of the Sierra Club and for use of the Sierra Club’s trademarks. The fee payable by Forward Management under the Licensing Agreement is based on a percentage of the assets of the Sierra Club Funds. The Licensing Agreement between the Sierra Club and the Investment Advisor was effective September 30, 2002 and will remain in effect for seven years and thereafter can be renewed for successive one-year terms.

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Funds’ Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Brown Brothers Harriman & Co. (“BBH”) is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended December 31, 2005 appearing in the Annual Reports to Shareholders have been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Funds’ Annual Reports as filed with the SEC on March 10, 2006 (Accession Nos. 0001193125-06-05062 and 0001047469-06-003204 ).

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

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FORWARD FUNDS

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)

Amended and Restated Agreement and Declaration of Trust of Forward Funds (the “Registrant”), incorporated by reference to Exhibit 23(a) to Post-Effective Amendment No. 33 to this Registration Statement filed with Commission on February 8, 2006.

(b)	Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 23 (b) to Post-Effective Amendment No. 33 to this Registration Statement filed with Commission on February 8, 2006.

(c)	Not applicable.

(d)(1)

Investment Management Agreement between the Registrant and Forward Management LLC (the “Advisor”) dated as of May 1, 2005 with respect to the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Opportunities Fund (formerly known as the Forward Emerald Technology Fund) (collectively, the “Forward Emerald Funds”) incorporated by reference to Exhibit 23(d)(1) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.

(d)(2)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Emerald Mutual Fund Advisers Trust (“EMFAT”), (f/k/a Emerald Advisers, Inc.) with respect to the Forward Emerald Funds, incorporated by reference to Exhibit 23(d)(2) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.

(d)(3)(a)

Investment Management Agreement between the Registrant and the Advisor dated as of July 1, 2005 (the “July 2005 Management Agreement”) with respect to the Forward Global Emerging Markets Fund, the Forward International Equity Fund, Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit 23(d)(3) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(3)(b)

Revised Appendix A to the July 2005 Management Agreement, incorporated by reference to Exhibit 23 (d)(3)(b) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(d)(4)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management LTD, now known as Pictet Asset Management LTD, dated as of July 1, 2005, filed herewith.

(d)(5)

Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management LTD, now known as Pictet Asset Management LTD, dated as of July 1, 2005 with respect to the Forward Global Emerging Markets Fund, incorporated by reference to Exhibit 23(d)(5) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(6)

Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management LTD, now known as Pictet Asset Management LTD, dated as of September 1, 2005 with respect to the Forward International Equity Fund, incorporated by reference to Exhibit 23 (d)(6) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(d)(7)

Amended and Restated Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC dated as of June 24, 2005 with respect to the Forward Hoover Small Cap Equity Fund, incorporated by reference to Exhibit 23 (d)(7) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

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(d)(8)

Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC dated as of July 1, 2005 and amended and restated on January 3, 2006 with respect to the Forward Hoover Mini-Cap Fund, filed herewith.

(d)(9)

Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 with respect to the Forward Uniplan Real Estate Investment Fund, incorporated by reference to Exhibit 23(d)(9) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(10)

Sub-Advisory Agreement among the Registrant, the Advisor and Netols Asset Management Inc. dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit 23(d)(10) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(11)

Sub-Advisory Agreement among the Registrant, the Advisor and Riverbridge Partners, LLC dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit 23(d)(11) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(12)

Sub-Advisory Agreement among the Registrant, the Advisor and Conestoga Capital Advisors, LLC, with respect to the Forward Legato Fund, incorporated by reference to Exhibit 23(d)(12) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(13)

Sub-Advisory Agreement among the Registrant, the Advisor and New York Life Investment Management LLC dated as of July 1, 2005 with respect to the Sierra Club Equity Income Fund and Sierra Club Stock Fund, incorporated by reference to Exhibit 23(d)(14) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(14)

Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 with respect to the Sierra Club Equity Income Fund, incorporated by reference to Exhibit 23(d)(15) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(e)

Distribution Agreement between the Registrant and ALPS Distributors, Inc. (“ALPS Distributors”), dated as of September 30, 2004, incorporated by reference to Exhibit 23(e) to Post-Effective Amendment No. 32 to this registration statement filed with the Commission on October 27, 2005.

(f)	None.

(g)(1)(a)

Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”), dated as of June 30, 2005, with respect to the Predecessor Funds incorporated by reference to Exhibit 23(g)(2)(a) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(g)(1)(b)	Amended Appendix A to the Custodian Agreement among the Registrant and BBH, filed herewith.

(h)(1)

Fund Accounting and Administration Agreement between the Registrant and ALPS Mutual Funds Services, Inc. (“ALPS”), dated as of September 12, 2005, with respect to the Forward Emerald Funds, incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 32 to this registration statement filed with the Commission on October 27, 2005.

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(h)(2)

Revised Exhibit A dated as of April 1, 2005 to the Amended and Restated Administration Agreement between the Predecessor Company and PFPC Inc. with respect to the Predecessor Forward Funds, incorporated by reference to Exhibit 23(h)(2)(c) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(h)(3)(a)

Transfer Agency and Service Agreement between the Registrant and ALPS Mutual Funds Services, Inc., dated as of September 12, 2005, incorporated by reference to Exhibit (h)(3)(a) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(3)(b)

Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, dated as of September 12, 2005, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005

(h)(4)

Shareholder Service Plan for each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit 23(h)(4) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(h)(5)(a)	Expense Limitation Agreement for the Forward International Equity Fund (Investor Class shares) dated as of May 1, 2006, filed herewith.

(h)(5)(b)

Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(b) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(c)

Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Institutional Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(c) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(d)

Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Class A shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(d) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(e)

Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(e) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(f)

Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Institutional Class shares) dated as of January 2, 2006,. incorporated by reference to Exhibit 23 (h)(5)(f) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(g)	Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class shares) dated as of May 1, 2006, filed herewith.

(h)(5)(h)	Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Institutional Class shares) dated as of May 1, 2006, filed herewith.

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(h)(5)(i)

Expense Limitation Agreement for the Forward International Small Companies Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(i) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(j)

Expense Limitation Agreement for the Forward International Small Companies Fund (Institutional Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(j) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(k)

Expense Limitation Agreement for the Forward International Small Companies Fund (Class A shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(k) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(l)

Expense Limitation Agreement for the Forward Uniplan Real Estate Investment Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(l) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(m)	Expense Limitation Agreement for the Forward Legato Fund (Institutional Class shares) dated as of May 1, 2006, filed herewith.

(h)(5)(n)	Expense Limitation Agreement for the Forward Legato Fund (Class A shares) dated as of May 1, 2006, filed herewith.

(h)(5)(p)

Expense Limitation Agreement for the Sierra Club Stock Fund (Class A shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(r) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(q)

Expense Limitation Agreement for the Sierra Club Equity Income Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit 23 (h)(5)(s) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(h)(5)(r)

Expense Limitation Agreement for the Forward Emerald Funds dated as of May 1, 2005, incorporated by reference to Exhibit (h)(6)(r) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(5)(r)(1)	Amended Exhibit A to the Expense Limitations Agreement for the Forward Emerald Funds dated May 1, 2006, filed herewith.

(h)(6)

Compliance Support Services Agreement between the Registrant and the Advisor dated as of January 1, 2006, incorporated by reference to Exhibit 23 (h)(6) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(i)	Legal opinion of Dechert LLP, filed herewith.

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(j)(1)	Powers of Attorney, incorporated by reference to Exhibit 23 (j)(1) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

(j)(2)	Consent of PricewaterhouseCoopers, LLP, independent registered public accounting firm, filed herewith.

(k)	Not Applicable.

(l)

Subscription Agreement between The HomeState Group and Forward Funds (f/k/a Emerald Mutual Funds), incorporated by reference to Exhibit 23(l)(3) to Post-Effective Amendment No. 26 to this Registration Statement filed with the Commission on February 28, 2005.

(m)(1)

Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Growth Fund - Class A Shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(2)

Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Banking and Finance Fund - Class A shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(3)

Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Opportunities Fund - Class A Shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(4)

Rule 12b-1 Distribution Plan (Rule 12b-1 Plan) for Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund - Class C Shares, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(5)

Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of Forward Global Emerging Markets Fund, the Forward International Equity Fund, Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit 23(m)(5) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(m)(6)

Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, and the Sierra Club Stock Fund, incorporated by reference to Exhibit 23(m)(6) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(n)	Multiple Class Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit 23(n) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics, filed herewith.

(p)(2)	Code of Ethics of the Advisor, incorporated by reference to Exhibit 23 (p)(1) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 8, 2006.

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(p)(3)

Code of Ethics of Pictet International Management Limited, incorporated by reference to Exhibit 23(p)(3) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(5)

Code of Ethics of Hoover Investment Management Co., LLC, incorporated by reference to Exhibit 23(p)(5) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(6)

Code of Ethics of Forward Uniplan Advisors, Inc, incorporated by reference to Exhibit 23(p)(6) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(7)

Code of Ethics of Conestoga Capital Advisors, LLC, incorporated by reference to Exhibit 23(p)(7) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(8)

Code of Ethics of Netols Asset Management Inc, incorporated by reference to Exhibit 23(p)(8) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(9)	Code of Ethics of Riverbridge Partners, LLC, filed herewith.

(p)(10)	Code of Ethics of New York Life Investment Management LLC, filed herewith.

(p)(11)	Code of Ethics of EMFAT, incorporated by reference to Exhibit 23(p)(1) to Post-Effective Amendment No. 23 to this Registration Statement filed with the Commission on August 27, 2004.

(p)(12)	Code of Ethics of ALPS Distributors, filed herewith.

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ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

Forward Emerald Growth Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6486	32.56%

Forward Global Emerging Markets Fund	BROWN BROTHERS HARRIMAN & CO AS CUST FOR 945907-CASH ATTN R & A INVESTMENTS FDS GLO DISTRIBUTION CENTER, 525 WASHINGTON BLVD. JERSEY CITY, NJ 07310-1606	31.65%

Forward Hoover Mini-Cap Fund	LEPICK&CO C/O FROST NATIONAL BANK, PO BOX 2479, SAN ANTONIO TX 78218	30.86%

	CHARLES SCHWAB & COMPANY INC. ATTN MUTUAL FUNDS 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4122	30.91%

Forward Hoover Small Cap Equity Fund	CHARLES SCHWAB & COMPANY INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	39.04%

Forward International Equity Fund	SUTTON PLACE ASSOCIATES LLC ONE EMBARCADERO CENTER STE 1050 SAN FRANCISCO, CA 94104	79.86%

Forward International Small Companies Fund	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	52.64%

Forward Legato Fund	SUTTON PLACE ASSOCIATES LLC ONE EMBARCADERO CENTER STE 1050 SAN FRANCISCO, CA 94104	82.16%

Forward Uniplan Real Estate Investment Fund	SUTTON PLACE ASSOCIATES LLC ONE EMBARCADERO CENTER STE 1050 SAN FRANCISCO, CA 94104	51.46%

	CHARLES SCHWAB & COMPANY INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	29.51%

Sierra Club Equity Income Fund	SUTTON PLACE ASSOCIATES LLC ONE EMBARCADERO CENTER STE 1050 SAN FRANCISCO, CA 94104	59.53%

Sierra Club Stock Fund	SUTTON PLACE ASSOCIATES LLC ONE EMBARCADERO CENTER STE 1050 SAN FRANCISCO, CA 94104	31.12%

ITEM 25. INDEMNIFICATION

The Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), attached as Exhibit 23(a) to Post-Effective Amendment No. 33 to this Registration Statement, and Amended and Restated By-Laws, attached as Exhibit 23(b) to Post-Effective Amendment No. 33 to this Registration Statement, provide among other things, that current and former trustees and officers who were or are a party or are threatened to be made a party to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Registrant, shall be indemnified against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.

The Distribution Agreement, filed as Exhibit 23 (e) to Post-Effective Amendment No. 32 to this Registration Statement, provides for indemnification of ALPS Distributors, its officers and directors and any person who controls ALPS Distributors.

The Registrant has in effect a directors’ and officers’ liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Underwriting Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS

Information as to the directors and officers of the investment advisor and the sub-advisors, together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the investment advisor and sub-advisors in the last two years, is included in their applications for registration as investment advisors on Form ADV filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The sole principal underwriter for each series of the registrant is ALPS Distributors which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDRS Trust, DIAMONDS Trust, PowerShares Exchange- Traded Funds Trust, Nasdaq 100 Trust, Firsthand Funds, Holland Balanced Fund, State Street Institutional Investment Trust, Ameristock Mutual Fund, Inc., W.P. Stewart & Co. Growth Fund, Inc., Accessor Funds, Inc., AARP Funds, BLDRS Index Fund Trust, Drake Funds, Wasatch Funds, Williams Capital Management Trust, First Funds, Agile Funds, The Henssler Funds, Inc., CornerCap Group of Funds, Milestone Funds, Utopia Funds and Laudus Funds.

ALPS Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. ALPS Distributors is located at 1625 Broadway, Suite 2200, Denver, CO 80202.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, the distributor for Registrant, are as follows:

Name and Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Thomas A. Carter	Managing Director-Sales and Finance and Treasurer	None
Edmund J. Burke	Director and President	None
Jeremy May	Managing Director-Operations and Client Services and Secretary	None
Tané T. Tyler	Chief Legal Officer	None
Bradley J. Swenson	Chief Compliance Officer	None
Diana Adams	Vice President, Controller	None

*       C/O ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202.

(c) Commissions and other compensation received, directly or indirectly, from the Forward Funds during the last fiscal year by ALPS Distributors, the Registrant’s unaffiliated principal underwriter, were as follows:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
None	None	None	None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant’s transfer agent are maintained by ALPS, 1625 Broadway, Suite 2200, Denver, CO 80202. Records relating to the duties of the Registrant’s custodian are maintained by BBH, 40 Water Street, Boston, MA 02109. Certain other books and records are maintained at the offices of the Registrant at 433 California Street, 11th Floor, San Francisco, CA 94104.

ITEM 29. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 1st day of May 2006.

FORWARD FUNDS

/s/ J. ALAN REID, JR.
J. Alan Reid, Jr.,
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ J. ALAN REID, JR.	President and Trustee	May 1, 2006

J. Alan Reid, Jr.

/s/ HAIG G. MARDIKIAN*	Trustee	May 1, 2006

Haig G. Mardikian*

/s/ LEO T. MCCARTHY*	Trustee	May 1, 2006

Leo T. McCarthy

/s/ DONALD O’CONNOR*	Trustee	May 1, 2006

Donald O’Connor

/s/ KENNETH V. DOMINGUES*	Trustee	May 1, 2006

Kenneth V. Domingues

/s/ DEWITT F. BOWMAN*	Trustee	May 1, 2006

DeWitt F. Bowman

	/s/ BARBARA TOLLE	Treasurer	May 1, 2006

Barbara Tolle

*By:	/s/ MARY CURRAN
Mary Curran
Attorney-in-Fact

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Exhibit List

Item #23	Description
(d) (4)	Sub-Advisory Agreement among Registrant, the Advisor and Pictet International Management, LTD
(d)(8)	Amended and Restated Hoover Mini-Cap Sub-Advisory Agreement
(g)(1)(b)	Amended Appendix A to Custodian Agreement
(h)(5)(a)	Expense Limitation Agreement for Forward International Equity (Investor Class)
(h)(5)(g)	Expense Limitation Agreement for Forward Global Emerging Markets Fund (Investor)
(h)(5)(h)	Expense Limitation Agreement for Forward Global Emerging Markets Fund (Institutional)
(h)(5)(m)	Expense Limitation Agreement for Legato Fund (Institutional Class)
(h)(5)(n)	Expense Limitation Agreement for Legato Fund (Class A)
(h)(5)(r)(1)	Amended Exibit A to the Expense Limitation Agreement for Forward Emerald Funds
(i)	Legal opinion of Dechert LLP
(j)(2)	Consent of Pricewaterhouse Coopers, LLP
(p)(1)	Registrant’s Code of Ethics
(p)(9)	Riverbridge Partners, LLC Code of Ethics
(p)(10)	New York Life Investment Management Code of Ethics
(p)(12)	ALPS Distributors Code of Ethics

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